                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10321

                        RIVERSOURCE MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 5/31

Date of reporting period: 5/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
AGGRESSIVE GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE AGGRESSIVE GROWTH FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     15

Financial Statements................     20

Notes to Financial Statements.......     26

Report of Independent Registered
   Public Accounting Firm...........     50

Federal Income Tax Information......     51

Board Members and Officers..........     54

Approval of Investment Management
   Services Agreement...............     58

Proxy Voting........................     61

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Industrials                                                                      18.7
Information Technology                                                           18.5
Consumer Discretionary                                                           15.1
Health Care                                                                      13.9
Telecommunication Services                                                       11.6
Energy                                                                            6.3
Other(1)                                                                         15.9

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Financials 5.9%, Materials 4.2%, Consumer Staples 2.6%, Utilities 0.8% and Cash & Cash Equivalents(2) 2.4%.
(2) Of the 2.4%, 1.6% is due to security lending activity and 0.8% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NII Holdings                          4.2%
Precision Castparts                   3.8%
Thermo Fisher Scientific              2.6%
Leap Wireless Intl                    2.3%
BE Aerospace                          2.2%
GameStop CI A                         1.8%
Express Scripts                       1.7%
SBA Communications CI A               1.6%
Nintendo                              1.6%
Foster Wheeler                        1.5%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                     RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                  X        MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                             YEARS IN INDUSTRY
Glenn Fogle, CFA                    20
David Holland                        9
Bradley Eixmann, CFA                 9

TURNER INVESTMENT PARTNERS, INC.

Christopher McHugh                  21
Jason Schrotberger, CFA             13
Tara Hedlund, CFA                   12

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     ASGFX          04/24/03
Class B                     ARGBX          04/24/03
Class C                        --          04/24/03
Class I                     APAIX          03/04/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 RSASX          04/24/03
Class R5                       --          12/11/06
Total net assets                        $597.6 million
Number of holdings                              154

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

--------------------------------------------------------------------------------

 4 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource Aggressive Growth Fund Class A
  (excluding sales charge)                             +20.14

Russell Midcap Growth Index (unmanaged)                +21.34

Lipper Mid-Cap Growth Funds Index                      +22.54

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.58%                        1.27%
Class B                                           2.36%                        2.04%
Class C                                           2.35%                        2.03%
Class I                                           0.96%                        0.82%
Class R2(b)                                       1.72%                        1.62%
Class R3(b)                                       1.53%                        1.37%
Class R4(b)                                       1.31%                        1.12%
Class R5(b)                                       1.02%                        0.87%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.07%), will not exceed 1.34% for Class A, 2.11% for Class B, 2.10% for Class C, 0.89% for Class I, 1.69% for Class R2, 1.44% for Class R3, 1.19% for Class R4 and 0.94% for Class R5.
(b) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.

--------------------------------------------------------------------------------

                     RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                               SINCE
WITHOUT SALES CHARGE                   1 YEAR     3 YEARS    INCEPTION
 Class A (inception 4/24/03)           +20.14%    +14.46%     +20.30%
 Class B (inception 4/24/03)           +19.11%    +13.59%     +19.38%
 Class C (inception 4/24/03)           +19.11%    +13.59%     +19.38%
 Class I (inception 3/4/04)            +20.57%    +14.87%     +12.85%
 Class R2 (inception 12/11/06)            N/A        N/A      +15.23%*
 Class R3 (inception 12/11/06)            N/A        N/A      +15.35%*
 Class R4** (inception 4/24/03)        +20.28%    +14.66%     +20.49%
 Class R5 (inception 12/11/06)            N/A        N/A      +15.70%*
WITH SALES CHARGE
 Class A (inception 4/24/03)           +13.24%    +12.22%     +18.57%
 Class B (inception 4/24/03)           +14.11%    +12.54%     +19.10%
 Class C (inception 4/24/03)           +18.11%    +13.59%     +19.38%

AT JUNE 30, 2007                                               SINCE
WITHOUT SALES CHARGE                   1 YEAR     3 YEARS    INCEPTION
 Class A (inception 4/24/03)           +20.92%    +13.91%     +19.98%
 Class B (inception 4/24/03)           +20.05%    +13.04%     +19.08%
 Class C (inception 4/24/03)           +20.05%    +13.09%     +19.08%
 Class I (inception 3/4/04)            +21.32%    +14.30%     +12.68%
 Class R2 (inception 12/11/06)            N/A        N/A      +15.70%*
 Class R3 (inception 12/11/06)            N/A        N/A      +15.93%*
 Class R4** (inception 4/24/03)        +21.18%    +14.09%     +20.20%
 Class R5 (inception 12/11/06)            N/A        N/A      +16.28%*
WITH SALES CHARGE
 Class A (inception 4/24/03)           +13.97%    +11.68%     +18.29%
 Class B (inception 4/24/03)           +15.05%    +11.99%     +18.81%
 Class C (inception 4/24/03)           +19.05%    +13.09%     +19.08%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Aggressive Growth Fund returned 20.14% (Class A shares excluding sales charge) for the annual period ended May 31, 2007, underperforming the Fund's benchmark, the Russell Midcap(R) Growth Index (Russell Index), which increased 21.34%. For the same period, the Fund underperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which increased 22.54%. American Century Investment Management, Inc. (American Century) and Turner Investment Partners, Inc. (Turner) each managed approximately 50% of the Fund's portfolio as of May 31, 2007. The Fund's portfolio turnover rate for the period was 163%.

Q: What factors affected performance for your portion of the Fund during the annual period?

   AMERICAN CENTURY: Effective stock selection and larger-than-Russell Index positions in the telecommunications services and industrials sectors contributed to strong performance from our portion of the Fund.

   Within telecommunications services, we focused on the wireless telecommunications industry with overweights in NII Holdings, Leap Wireless International and SBA Communications. NII Holdings provides cellular service in the burgeoning Latin American markets, Leap Wireless provides service in the U.S. and SBA Communications operates in the U.S., Puerto Rico and U.S. Virgin Islands. All three companies have experienced strong demand for their services. They reflect our focus on companies with accelerating financial growth and share price momentum.

   Within the industrials sector, our portion of the portfolio benefited from an emphasis on the aerospace and defense industry as well as from stock selection within the industry. Share prices of Precision Castparts and BE Aerospace soared as both companies benefited from a replacement cycle in the airline industry that we believe will continue into 2010. The portfolio's position in construction and engineering company Foster Wheeler was larger than that of the Russell Index and this builder of power plants and refineries was a significant contributor to performance.

   Allocations to the health care, consumer discretionary and energy sectors were modestly smaller than those of the Russell Index. These underweights, along with individual holdings in the three sectors, detracted from performance.

--------------------------------------------------------------------------------

                     RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   TURNER: Positioning in the materials and processing, consumer discretionary and producer durables industries contributed significantly to performance for the fiscal year. In materials and processing, Precision Castparts had the largest positive impact. In consumer discretionary, aQuantive and Coach were the leading performers for the year. In the producer durables industry, Varian Semiconductor Equipment Associates and Polycom delivered favorable results.

   Compared to the Russell Index, the largest detractor from performance was the information technology sector. Portfolio holdings in the communications technology and semiconductor industries struggled during the period. Specific detractors included JDS Uniphase, Silicon Laboratories and Integrated Device Technology.

Q: What changes did you make to your portion of the Fund's portfolio during the period?

   AMERICAN CENTURY: We substantially increased exposure to the aerospace and defense and wireless communications industries. We also increased the weightings in the machinery and construction and engineering industries.

   WE EXPECT TO MAINTAIN SUBSTANTIAL POSITIONS IN THE AEROSPACE AND WIRELESS TELECOMMUNICATIONS AREAS.

                                                -- AMERICAN CENTURY
   TURNER: According to our investment philosophy, we keep our segment of the portfolio sector neutral compared to the Russell Index. This means that sectors in our portion of the portfolio are closely aligned with the Russell Index and are adjusted accordingly when Russell reconstitutes the Index. However, throughout the fiscal year, we made slight modifications to the portfolio's industry weights. In the consumer discretionary sector we reduced our portion of the Fund's positions in personnel services and casinos and gaming, while increasing exposure to the apparel and footwear industry. In technology, we reduced exposure to the electronic equipment industry and increased the computer communications weighting. In health care, we reduced the portfolio's position in health care services while increasing the weighting in hospital management.

--------------------------------------------------------------------------------

 8 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:
   How do you intend to manage your portion of the Fund in the coming months?

   AMERICAN CENTURY: Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We expect to maintain substantial positions in the aerospace and wireless telecommunications areas. We believe these industries are positioned to benefit from what we think will be long-term trends.

   TURNER: At this time, we think earnings growth may lead to further stock-market gains. We believe that when the economy is in a mid-cycle slowdown, the dampening effect of past interest rate hikes becomes apparent and investors bid up stocks in anticipation that the Federal Reserve Board will start easing to keep the economy and earnings improving.

   We have a bottom-up perspective with regard to our research, and our focus, as always, is on owning stocks that we think have the strongest earnings prospects and trade at reasonable valuations. Given our belief that the economy is in a mid-cycle slowdown, we think the companies that will perform best going forward will be those that can post above-market earnings growth.

   GIVEN OUR BELIEF THAT THE ECONOMY IS IN A MID-CYCLE SLOWDOWN, WE THINK THE COMPANIES THAT WILL PERFORM BEST GOING FORWARD WILL BE THOSE THAT CAN POST ABOVE-MARKET EARNINGS GROWTH.

                                                              -- TURNER

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                     RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Aggressive Growth Fund Class A shares (from 5/1/03 to 5/31/07)* as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

COMPARATIVE RESULTS

                                                                   SINCE
Results at May 31, 2007                   1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE AGGRESSIVE GROWTH FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,324    $14,132      $20,114
        Average annual total return        +13.24%    +12.22%      +18.57%
RUSSELL MIDCAP GROWTH INDEX(1)
        Cumulative value of $10,000       $12,134    $15,512      $21,614
        Average annual total return        +21.34%    +15.76%      +20.78%
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000       $12,254    $15,540      $20,549
        Average annual total return        +22.54%    +15.83%      +19.29%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE AGGRESSIVE GROWTH FUND LINE GRAPH)

                                                 RIVERSOURCE AGGRESSIVE
                                                   GROWTH FUND CLASS A
                                                 (INCLUDES SALES CHARGE)      RUSSELL MIDCAP GROWTH       LIPPER MID-CAP GROWTH
                                                        ($20,114)              INDEX(1) ($21,614)       FUNDS INDEX(2) ($20,549)
                                                 -----------------------      ---------------------     ------------------------
5/1/03                                                     9425                       10000                       10000
5/03                                                      10390                       10962                       10827
5/04                                                      13413                       13935                       13223
5/05                                                      14240                       15408                       14205
5/06                                                      16742                       17813                       16770
5/07                                                      20114                       21614                       20549

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,171.90        $ 6.88(d)        1.27%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.60        $ 6.39(d)        1.27%
 Class B
   Actual(b)                    $1,000         $1,168.20        $11.03(d)        2.04%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.76        $10.25(d)        2.04%
 Class C
   Actual(b)                    $1,000         $1,168.20        $10.92(d)        2.02%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.86        $10.15(d)        2.02%
 Class I
   Actual(b)                    $1,000         $1,175.00        $ 4.72(d)         .87%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.59        $ 4.38(d)         .87%
 Class R2
   Actual(c)                       N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,016.85        $ 8.15(d)        1.62%
 Class R3
   Actual(c)                       N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.10        $ 6.89(d)        1.37%
 Class R4
   Actual(b)                    $1,000         $1,172.10        $ 5.96(d)        1.10%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.45        $ 5.54(d)        1.10%

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  13

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class R5
   Actual(c)                       N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.59        $ 4.38(d)         .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +17.19% for Class A, +16.82% for Class B, +16.82% for Class C, +17.50% for Class I and +17.21% for Class R4.
(c) The actual values and expenses paid are not presented because Class R2, Class R3 and Class R5 do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.34% for Class A; 2.11% for Class B; 2.10% for Class C; 0.89% for Class I; 1.69% for Class R2; 1.44% for Class R3 and 0.94% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2007. If these changes had been in place for the entire six month period ended May 31, 2007, the actual expenses paid would have been $6.71 for Class A, $10.87 for Class B, $10.81 for Class C, $4.28 for Class I, $8.53 for Class R2, $7.19 for Class R3 and $4.52 for Class R5; the hypothetical expenses paid would have been $6.24 for Class A, $10.10 for Class B, $10.05 for Class C; $3.98 for Class I, $8.00 for Class R2, $6.74 for Class R3 and $4.23 for Class R5. For Class R4, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 14 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.6%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (6.1%)
BE Aerospace                                        342,435(b)          $13,111,836
Precision Castparts                                 193,150              23,093,014
                                                                    ---------------
Total                                                                    36,204,850
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
CH Robinson Worldwide                                65,500               3,548,790
-----------------------------------------------------------------------------------

AUTO COMPONENTS (1.3%)
Goodyear Tire & Rubber                              218,335(b)            7,744,342
-----------------------------------------------------------------------------------

BEVERAGES (0.6%)
Hansen Natural                                       49,940(b)            1,987,612
Molson Coors Brewing Cl B                            15,412               1,411,277
                                                                    ---------------
Total                                                                     3,398,889
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (1.9%)
Alexion Pharmaceuticals                              53,140(b)            2,581,010
Celgene                                             103,325(b)            6,327,623
Cephalon                                             32,130(b)            2,667,111
                                                                    ---------------
Total                                                                    11,575,744
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.9%)
Affiliated Managers Group                            28,260(b,d)          3,679,452
Greenhill & Co                                       28,670(d)            2,064,240
Lazard Cl A                                          26,630(c)            1,434,824
Northern Trust                                       54,410               3,541,003
SEI Investments                                      26,192               1,616,832
T Rowe Price Group                                   93,210               4,786,334
                                                                    ---------------
Total                                                                    17,122,685
-----------------------------------------------------------------------------------

CHEMICALS (2.0%)
Celanese Series A                                    60,020               2,184,128
Monsanto                                            106,090               6,535,143
Mosaic                                               49,275(b)            1,731,031
Terra Inds                                           80,894(b)            1,568,535
                                                                    ---------------
Total                                                                    12,018,837
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
Synovus Financial                                    59,260               1,959,136
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (2.0%)
Corrections Corp of America                          77,551(b)           $5,025,304
Monster Worldwide                                    88,770(b)            4,190,832
TeleTech Holdings                                    77,676(b)            2,732,642
                                                                    ---------------
Total                                                                    11,948,778
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.9%)
BigBand Networks                                     85,030(b)            1,469,318
F5 Networks                                          76,507(b)            6,216,959
Juniper Networks                                    144,007(b)            3,515,211
Polycom                                              58,380(b)            1,851,814
Riverbed Technology                                  67,109(b)            2,799,116
Sonus Networks                                      188,910(b)            1,637,850
                                                                    ---------------
Total                                                                    17,490,268
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.1%)
Apple                                                54,952(b)            6,679,965
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.8%)
Foster Wheeler                                       88,689(b)            9,182,860
Quanta Services                                     241,748(b)            7,254,857
                                                                    ---------------
Total                                                                    16,437,717
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.1%)
Owens-Illinois                                      194,235(b)            6,603,990
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
IntercontinentalExchange                             30,300(b)            4,391,682
NYMEX Holdings                                       23,110(d)            2,943,059
                                                                    ---------------
Total                                                                     7,334,741
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Cogent Communications Group                         125,953(b)            3,614,851
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Allegheny Energy                                     34,485(b)            1,841,154
Reliant Energy                                       55,918(b)            1,432,619
                                                                    ---------------
Total                                                                     3,273,773
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.2%)
AMETEK                                               80,805               3,049,581
Baldor Electric                                      43,450               2,015,211

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ELECTRICAL EQUIPMENT (CONT.)
First Solar                                          56,378(b)           $3,835,959
General Cable                                        66,466(b)            4,529,658
Roper Inds                                           67,283               3,926,636
Vestas Wind Systems                                  22,200(b,c)          1,559,991
                                                                    ---------------
Total                                                                    18,917,036
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
CDW                                                  35,580               3,029,281
SunPower Cl A                                        26,764(b)            1,429,465
                                                                    ---------------
Total                                                                     4,458,746
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
Acergy                                               71,340(c)            1,608,968
Aker Kvaerner                                        63,558(c)            1,559,938
Cameron Intl                                         80,626(b)            5,716,384
Core Laboratories                                    22,007(b,c)          2,023,104
Dresser-Rand Group                                   61,444(b)            2,187,406
Helmerich & Payne                                    45,724               1,549,586
Natl Oilwell Varco                                   38,710(b)            3,656,160
                                                                    ---------------
Total                                                                    18,301,546
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Safeway                                              44,388               1,530,498
SUPERVALU                                            35,993               1,714,707
                                                                    ---------------
Total                                                                     3,245,205
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
WM Wrigley Jr                                        53,600               3,140,960
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
CR Bard                                              18,540               1,564,961
Hologic                                              56,733(b,d)          3,068,688
Intuitive Surgical                                   10,440(b)            1,436,857
Kyphon                                               41,160(b)            1,954,688
St. Jude Medical                                     94,920(b)            4,052,135
Zimmer Holdings                                      72,343(b)            6,370,525
                                                                    ---------------
Total                                                                    18,447,854
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.6%)
Express Scripts                                      98,998(b)           10,107,695
Health Net                                           25,060(b)            1,430,425
Henry Schein                                         40,790(b)            2,183,489
Manor Care                                           36,760               2,499,680
Medco Health Solutions                               81,095(b)            6,305,947

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Psychiatric Solutions                                68,690(b)           $2,680,284
Universal Health Services Cl B                       35,210               2,175,626
                                                                    ---------------
Total                                                                    27,383,146
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.3%)
Hilton Hotels                                       117,750               4,186,013
Intl Game Technology                                104,530               4,201,061
Las Vegas Sands                                      56,508(b)            4,408,754
Penn Natl Gaming                                     29,712(b)            1,587,512
Starwood Hotels & Resorts Worldwide                  29,750               2,144,083
WMS Inds                                            142,450(b)            6,034,181
Wynn Resorts                                         34,350               3,316,149
                                                                    ---------------
Total                                                                    25,877,753
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Tempur-Pedic Intl                                    40,981               1,039,278
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Constellation Energy Group                           16,884               1,549,445
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
McDermott Intl                                       60,964(b)            4,755,192
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Expedia                                              69,210(b)            1,663,116
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.8%)
Akamai Technologies                                  77,320(b)            3,418,317
Digital River                                        50,427(b)            2,592,956
Equinix                                              35,569(b)            3,108,019
SAVVIS                                               89,779(b)            4,506,008
SINA                                                 49,940(b,c)          1,993,105
VeriSign                                            161,260(b)            4,810,387
VistaPrint                                           64,208(b)            2,572,815
                                                                    ---------------
Total                                                                    23,001,607
-----------------------------------------------------------------------------------

IT SERVICES (1.7%)
Cognizant Technology Solutions Cl A                  24,837(b)            1,951,195
Fiserv                                               65,640(b)            3,889,169
Gartner                                              67,107(b)            1,849,469
MasterCard Cl A                                      15,967               2,387,865
                                                                    ---------------
Total                                                                    10,077,698
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

LIFE SCIENCES TOOLS & SERVICES (3.0%)
Thermo Fisher Scientific                            290,713(b)          $15,872,930
Waters                                               36,379(b)            2,193,654
                                                                    ---------------
Total                                                                    18,066,584
-----------------------------------------------------------------------------------

MACHINERY (3.6%)
AGCO                                                141,347(b)            6,117,499
Alfa Laval                                           50,040(c)            3,149,694
Force Protection                                    105,970(b,d)          3,043,458
Harsco                                               54,110               2,881,899
Manitowoc                                            29,657               2,247,407
Oshkosh Truck                                        23,280               1,436,143
Terex                                                27,695(b)            2,347,705
                                                                    ---------------
Total                                                                    21,223,805
-----------------------------------------------------------------------------------

MEDIA (1.5%)
Focus Media Holding ADR                              67,920(b,c)          3,004,102
Liberty Global Cl A                                 154,645(b)            5,938,368
                                                                    ---------------
Total                                                                     8,942,470
-----------------------------------------------------------------------------------

METALS & MINING (1.1%)
Allegheny Technologies                               57,073               6,597,068
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Big Lots                                             70,417(b)            2,218,136
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
Arch Coal                                            36,470               1,472,659
Cabot Oil & Gas                                      38,723               1,510,197
Frontier Oil                                         42,000               1,690,920
Peabody Energy                                       27,835               1,504,203
Quicksilver Resources                                53,100(b)            2,362,419
Range Resources                                      93,505               3,622,384
Southwestern Energy                                  68,894(b)            3,279,354
Williams Companies                                  125,120               3,973,811
                                                                    ---------------
Total                                                                    19,415,947
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.0%)
Avon Products                                        89,720               3,444,351
Bare Escentuals                                      28,920(b)            1,213,194
Estee Lauder Companies Cl A                          26,870               1,270,951
                                                                    ---------------
Total                                                                     5,928,496
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS (1.4%)
Allergan                                             17,330              $2,158,105
Shire ADR                                            88,740(c)            6,189,615
                                                                    ---------------
Total                                                                     8,347,720
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.6%)
Digital Realty Trust                                 94,047               3,818,308
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
CB Richard Ellis Group Cl A                          80,270(b)            2,987,650
Jones Lang LaSalle                                   20,903               2,439,380
                                                                    ---------------
Total                                                                     5,427,030
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.7%)
Altera                                              160,590               3,663,058
Atheros Communications                               85,060(b)            2,476,097
Integrated Device Technology                         85,740(b)            1,286,957
Intersil Cl A                                       163,620               4,924,962
KLA-Tencor                                           89,070               4,897,069
Linear Technology                                    19,209                 689,411
Maxim Integrated Products                           112,430               3,457,223
MEMC Electronic Materials                            68,870(b)            4,185,919
NVIDIA                                              144,688(b)            5,016,332
Varian Semiconductor Equipment Associates            88,988(b)            3,750,823
                                                                    ---------------
Total                                                                    34,347,851
-----------------------------------------------------------------------------------

SOFTWARE (2.7%)
Activision                                           79,561(b)            1,574,512
Nintendo                                             27,000(c)            9,440,792
Salesforce.com                                       72,220(b)            3,412,395
THQ                                                  44,398(b)            1,513,972
                                                                    ---------------
Total                                                                    15,941,671
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.1%)
GameStop Cl A                                       290,143(b)           10,729,488
GUESS?                                              168,399               7,443,236
O'Reilly Automotive                                  58,326(b)            2,215,805
Tiffany & Co                                         42,867               2,253,518
Urban Outfitters                                     71,650(b)            1,904,457
                                                                    ---------------
Total                                                                    24,546,504
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (3.2%)
Coach                                               131,276(b)            6,742,336

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
TEXTILES, APPAREL & LUXURY GOODS (CONT.)
crocs                                                21,589(b)           $1,756,481
Phillips-Van Heusen                                  53,469               3,268,025
Polo Ralph Lauren                                    42,870               4,181,111
Under Armour Cl A                                    61,198(b,d)          2,927,100
                                                                    ---------------
Total                                                                    18,875,053
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (11.2%)
America Movil ADR Series L                           51,388(c)            3,111,543
American Tower Cl A                                  86,940(b)            3,754,069
Clearwire Cl A                                       25,415(b)              495,593
Crown Castle Intl                                    59,760(b)            2,200,363
Leap Wireless Intl                                  165,252(b)           14,122,436
MetroPCS Communications                              87,836(b)            3,132,232
Millicom Intl Cellular                               59,434(b,c)          5,056,645

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
WIRELESS TELECOMMUNICATION SERVICES (CONT.)
NII Holdings                                        310,811(b)          $25,321,771
SBA Communications Cl A                             294,891(b)            9,474,848
                                                                    ---------------
Total                                                                    66,669,500
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $461,749,813)                                                   $589,182,081
===================================================================================

MONEY MARKET FUND (2.5%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 14,829,616(f)          $14,829,616
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $14,829,616)                                                     $14,829,616
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $476,579,429)(g)                                                $604,011,697
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 6.7% of net assets.

(d) At May 31, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.6% of net assets. See Note 6 to the financial statements. 0.9% of net assets is the Fund's cash equivalent position.

(f)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

(g) At May 31, 2007, the cost of securities for federal income tax purposes was $477,851,177 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $127,874,128
Unrealized depreciation                                             (1,713,608)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $126,160,520
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 18 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $461,749,813)         $   589,182,081
   Affiliated money market fund (identified cost
   $14,829,616) (Note 7)                                             14,829,616
-------------------------------------------------------------------------------
Total investments in securities (identified cost
   $476,579,429)                                                    604,011,697
Cash in bank on demand deposit                                            1,143
Foreign currency holdings (identified cost $144) (Note 1)                   144
Capital shares receivable                                                46,243
Dividends and accrued interest receivable                               260,385
Receivable for investment securities sold                             8,554,058
Unrealized appreciation on foreign currency contracts held,
   at value (Note 5)                                                     24,036
-------------------------------------------------------------------------------
Total assets                                                        612,897,706
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   36,233
Payable for investment securities purchased                           5,297,716
Payable upon return of securities loaned (Note 6)                     9,690,000
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                      1,641
Accrued investment management services fee                               14,407
Accrued distribution fee                                                115,317
Accrued transfer agency fee                                               2,844
Accrued administrative services fee                                         963
Accrued plan administration services fee                                     22
Other accrued expenses                                                  114,010
-------------------------------------------------------------------------------
Total liabilities                                                    15,273,153
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $   597,624,553
===============================================================================

--------------------------------------------------------------------------------

 20 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

MAY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $       608,896
Additional paid-in capital                                        1,663,465,596
Excess of distributions over net investment income                      (53,837)
Accumulated net realized gain (loss) (Note 10)                   (1,193,846,817)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                              127,450,715
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $   597,624,553
===============================================================================

Net assets applicable to outstanding
   shares:                                 Class A                          $   399,711,131
                                           Class B                          $    97,376,249
                                           Class C                          $     1,777,567
                                           Class I                          $    98,651,692
                                           Class R2                         $         5,658
                                           Class R3                         $         5,665
                                           Class R4                         $        90,912
                                           Class R5                         $         5,679
Net asset value per share of outstanding
   capital stock:                          Class A shares     40,595,431    $          9.85
                                           Class B shares     10,200,166    $          9.55
                                           Class C shares        186,186    $          9.55
                                           Class I shares      9,896,891    $          9.97
                                           Class R2 shares           572    $          9.89
                                           Class R3 shares           572    $          9.90
                                           Class R4 shares         9,173    $          9.91
                                           Class R5 shares           572    $          9.93
-------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 6)                                                                 $     9,495,300
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  21

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $  2,539,112
Interest                                                             368,165
Income distributions from affiliated money market fund (Note
   7)                                                                321,387
Fee income from securities lending (Note 6)                           60,063
   Less foreign taxes withheld                                       (63,662)
----------------------------------------------------------------------------
Total income                                                       3,225,065
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 4,627,106
Distribution fee
   Class A                                                           968,992
   Class B                                                           964,778
   Class C                                                            17,993
   Class R2                                                               12
   Class R3                                                                6
Transfer agency fee
   Class A                                                         1,433,289
   Class B                                                           384,840
   Class C                                                             6,996
   Class R2                                                                1
   Class R3                                                                1
   Class R4                                                              190
   Class R5                                                                1
Service fee -- Class R4                                                   58
Administrative services fees and expenses                            334,364
Plan administration services fee
   Class R2                                                                6
   Class R3                                                                6
   Class R4                                                              105
Compensation of board members                                         11,218
Custodian fees                                                       173,020
Printing and postage                                                 204,865
Registration fees                                                     15,097
Professional fees                                                     27,635
Other                                                                  2,160
----------------------------------------------------------------------------
Total expenses                                                     9,172,739
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                     (1,418,861)
----------------------------------------------------------------------------
                                                                   7,753,878
   Earnings and bank fee credits on cash balances (Note 2)           (62,957)
----------------------------------------------------------------------------
Total net expenses                                                 7,690,921
----------------------------------------------------------------------------
Investment income (loss) -- net                                   (4,465,856)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 22 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

YEAR ENDED MAY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ 35,082,995
   Foreign currency transactions                                      76,449
   Payment from affiliate (Note 2)                                   108,563
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           35,268,007
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                     70,697,472
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            105,965,479
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $101,499,623
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                            2007             2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  (4,465,856)   $ (1,638,599)
Net realized gain (loss) on investments                      35,268,007      19,754,256
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                         70,697,472          23,979
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               101,499,623      18,139,636
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                (7,035,422)       (862,915)
      Class B                                                (1,765,403)       (228,189)
      Class C                                                   (33,959)        (15,909)
      Class I                                                (1,547,488)     (1,775,548)
      Class R2                                                      (89)            N/A
      Class R3                                                      (89)            N/A
      Class R4                                                   (2,319)         (1,537)
      Class R5                                                      (89)            N/A
---------------------------------------------------------------------------------------
Total distributions                                         (10,384,858)     (2,884,098)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 24 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

YEAR ENDED MAY 31,                                            2007             2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $  36,681,001    $ 15,742,391
   Class B shares                                             6,942,332       4,883,894
   Class C shares                                               236,044         320,980
   Class I shares                                            38,148,422      31,280,342
   Class R2 shares                                                5,000             N/A
   Class R3 shares                                                5,000             N/A
   Class R4 shares                                               29,755          40,000
   Class R5 shares                                                5,000             N/A
Fund merger (Note 9)
   Class A shares                                                   N/A     403,680,440
   Class B shares                                                   N/A     115,434,063
   Class C shares                                                   N/A       1,472,074
   Class I shares                                                   N/A          12,913
   Class R4 shares                                                  N/A          29,607
Reinvestment of distributions at net asset value
   Class A shares                                             6,936,123         851,042
   Class B shares                                             1,755,145         226,466
   Class C shares                                                33,915          15,304
   Class I shares                                             1,547,026       1,775,237
   Class R4 shares                                                1,966           1,102
Payments for redemptions
   Class A shares                                          (124,719,794)    (33,818,960)
   Class B shares (Note 2)                                  (43,636,708)     (9,837,541)
   Class C shares (Note 2)                                     (730,621)       (367,095)
   Class I shares                                           (30,225,928)     (5,285,841)
   Class R4 shares                                              (66,387)             --
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (107,052,709)    526,456,418
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (15,937,944)    541,711,956
Net assets at beginning of year                             613,562,497      71,850,541
---------------------------------------------------------------------------------------
Net assets at end of year                                 $ 597,624,553    $613,562,497
=======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $     (53,837)   $         52
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At May 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 26 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  27

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2007, foreign currency holdings were entirely comprised of Norwegian krone.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 28 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,411,967 and accumulated net realized loss has been increased by $96,083 resulting in a net reclassification adjustment to decrease paid-in capital by $4,315,884.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                       2007         2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.............................    $2,398,435    $412,843
      Long-term capital gain......................     4,636,987     450,072
CLASS B
Distributions paid from:
      Ordinary income.............................       601,744     109,048
      Long-term capital gain......................     1,163,659     119,141
CLASS C
Distributions paid from:
      Ordinary income.............................        11,580       7,485
      Long-term capital gain......................        22,379       8,424

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  29

YEAR ENDED MAY 31,                                       2007         2006
----------------------------------------------------------------------------
CLASS I
Distributions paid from:
      Ordinary income.............................    $  527,489    $859,871
      Long-term capital gain......................     1,019,999     915,677
CLASS R2*
Distributions paid from:
      Ordinary income.............................            30         N/A
      Long-term capital gain......................            59         N/A
CLASS R3*
Distributions paid from:
      Ordinary income.............................            30         N/A
      Long-term capital gain......................            59         N/A
CLASS R4**
Distributions paid from:
      Ordinary income.............................           791         760
      Long-term capital gain......................         1,528         777
CLASS R5*
Distributions paid from:
      Ordinary income.............................            30         N/A
      Long-term capital gain......................            59         N/A

  * For the period from Dec. 11, 2006 (inception date) to May 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...........................    $            --
Accumulated long-term gain (loss).......................    $(1,192,607,971)
Unrealized appreciation (depreciation)..................    $   126,158,032

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

 30 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger (see Note 9) to ensure that current shareholders of RiverSource Aggressive Growth Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $363,354 for the year ended May 31, 2007.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  31

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $9,469 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

--------------------------------------------------------------------------------

 32 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $273,833 for Class A, $85,248 for Class B and $248 for Class C for the year ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  33

For the year ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.30% for Class A, 2.07% for Class B, 2.06% for Class C, 0.91% for Class I, 1.62% for Class R2, 1.37% for Class R3, 1.13% for Class R4 and 0.87% for Class R5. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class R2, Class R3, Class R4 and Class R5 were $954,072, $246,643, $4,588, $1, $1, $152 and $1, respectively, and the management fees waived at the Fund level were $213,403. Under an agreement which was effective until May 31, 2007, the Investment Manager and its affiliates agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 1.01% for Class I, 1.71% for Class R2, 1.46% for Class R3, 1.19% for Class R4 and 0.96% for Class R5 of the Fund's average daily net assets. Effective June 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.34% for Class A, 2.11% for Class B, 2.10% for Class C, 0.89% for Class I, 1.69% for Class R2, 1.44% for Class R3, 1.19% for Class R4 and 0.94% for Class R5 of the Fund's average daily net assets.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $62,957 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $108,563 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $908,298,377 and $1,031,540,787, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $23 for the year ended May 31, 2007.

--------------------------------------------------------------------------------

 34 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MAY 31, 2007
                          CLASS A       CLASS B     CLASS C     CLASS I     CLASS R2*
-------------------------------------------------------------------------------------
Sold                      4,515,459       854,940    29,137     4,621,565      572
Issued for reinvested
 distributions              821,816       213,781     4,131       181,363       --
Redeemed                (14,780,761)   (5,449,458)  (87,473)   (3,747,597)      --
-------------------------------------------------------------------------------------
Net increase
 (decrease)              (9,443,486)   (4,380,737)  (54,205)    1,055,331      572
-------------------------------------------------------------------------------------

                         CLASS R3*    CLASS R4**    CLASS R5*
--------------------------------------------------------------------------------------
Sold                            572         3,420        572
Issued for reinvested
 distributions                   --           232         --
Redeemed                         --        (7,810)        --
--------------------------------------------------------------------------------------
Net increase
 (decrease)                     572        (4,158)       572
--------------------------------------------------------------------------------------

                                          YEAR ENDED MAY 31, 2006
                         CLASS A       CLASS B     CLASS C     CLASS I     CLASS R4**
-------------------------------------------------------------------------------------
Sold                     1,912,147       601,800    40,807     3,859,541     4,835
Fund merger             48,508,656    14,163,150   180,639         1,540     3,543
Issued for reinvested
 distributions             102,942        27,952     1,889       212,954       132
Redeemed                (3,917,672)   (1,171,076)  (44,462)     (623,304)       --
-------------------------------------------------------------------------------------
Net increase
 (decrease)             46,606,073    13,621,826   178,873     3,450,731     8,510
-------------------------------------------------------------------------------------

  * For the period from Dec. 11, 2006 (inception date) to May 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  35

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2007, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts are included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           CURRENCY TO      CURRENCY TO     UNREALIZED      UNREALIZED
EXCHANGE DATE             BE DELIVERED      BE RECEIVED    APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------
June 29, 2007                  1,275,336     2,526,045       $ 1,231          $   --
                           British Pound    U.S. Dollar
June 29, 2007                  6,731,040     1,218,332         1,459              --
                            Danish Krone    U.S. Dollar
June 29, 2007                561,600,000     4,628,546            --           1,641
                            Japanese Yen    U.S. Dollar
June 29, 2007                 17,954,668     2,985,528         6,504              --
                         Norwegian Krone    U.S. Dollar
June 29, 2007                 17,073,648     2,485,826        14,842              --
                           Swedish Krona    U.S. Dollar
---------------------------------------------------------------------------------------
Total                                                        $24,036          $1,641
---------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2007, securities valued at $9,495,300 were on loan to brokers. For collateral, the Fund received $9,690,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $60,063 for the year ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

 36 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

9. FUND MERGER

At the close of business on March 10, 2006, RiverSource Aggressive Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Strategy Aggressive Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Aggressive Growth Fund immediately before the acquisition were $115,041,224 and the combined net assets immediately after the acquisition were $635,670,321.

The merger was accomplished by a tax-free exchange of 39,285,456 shares of RiverSource Strategy Aggressive Fund valued at $520,629,097.

In exchange for the RiverSource Strategy Aggressive Fund shares and net assets, RiverSource Aggressive Growth Fund issued the following number of shares:

                                                                  SHARES
--------------------------------------------------------------------------
Class A                                                         48,508,656
Class B                                                         14,163,150
Class C                                                            180,639
Class I                                                              1,540
Class Y                                                              3,543
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  37

RiverSource Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                        ACCUMULATED      TEMPORARY
                        TOTAL NET                       UNREALIZED     NET REALIZED     BOOK-TO-TAX
                          ASSETS      CAPITAL STOCK    APPRECIATION        LOSS         DIFFERENCES
---------------------------------------------------------------------------------------------------
RiverSource Strategy
Aggressive Fund        $520,629,097   $1,702,499,723   $51,123,048    $(1,232,935,848)   $(57,826)
---------------------------------------------------------------------------------------------------

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,192,607,972 at May 31, 2007 that if not offset by future capital gains will expire as follows:

    2009           2010          2011          2012
$826,406,866   $315,348,051   $23,741,111   $27,111,944

All of the above capital loss carry-overs were acquired in connection with the RiverSource Strategy Aggressive Fund merger (see Note 9). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital loss carry-overs as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

 38 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  39

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 40 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  41

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,                2007           2006           2005           2004        2003(B)
Net asset value, beginning of period      $8.35          $7.29          $6.95          $5.60          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.07)          (.06)          (.03)          (.04)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.73           1.34            .46           1.65            .53
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.66           1.28            .43           1.61            .52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income             --             --           (.02)            --             --
Distributions from realized gains          (.16)          (.22)          (.07)          (.26)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.16)          (.22)          (.09)          (.26)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.85          $8.35          $7.29          $6.95          $5.60
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $400           $418            $25            $17             $5
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    1.30%          1.38%          1.55%          1.55%          1.46%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.71%)         (.77%)         (.90%)        (1.20%)        (1.20%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%           202%           218%           189%            27%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          20.14%         17.57%          6.17%         29.09%         10.24%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.58%, 1.69%, 1.97%, 3.02% and 24.14% for the periods ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $8.17          $7.18          $6.89          $5.59          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.12)          (.12)          (.06)          (.07)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.66           1.33            .42           1.63            .53
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.54           1.21            .36           1.56            .51
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.16)          (.22)          (.07)          (.26)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.55          $8.17          $7.18          $6.89          $5.59
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $97           $119             $7             $3            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    2.07%          2.15%          2.34%          2.34%          2.25%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.48%)        (1.55%)        (1.70%)        (1.97%)        (1.92%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%           202%           218%           189%            27%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          19.11%         16.86%          5.29%         28.22%         10.04%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.36%, 2.47%, 2.75%, 3.81% and 24.93% for the periods ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  43

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $8.17          $7.18          $6.89          $5.59          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.12)          (.11)          (.07)          (.07)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.66           1.32            .43           1.63            .53
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.54           1.21            .36           1.56            .51
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.16)          (.22)          (.07)          (.26)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.55          $8.17          $7.18          $6.89          $5.59
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    2.06%          2.18%          2.35%          2.35%          2.21%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.47%)        (1.44%)        (1.70%)        (1.98%)        (1.95%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%           202%           218%           189%            27%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          19.11%         16.86%          5.29%         28.22%         10.04%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.35%, 2.48%, 2.75%, 3.82% and 24.94% for the periods ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $8.42          $7.32          $6.97          $7.14
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)          (.02)            --           (.03)
Net gains (losses) (both realized and
 unrealized)                               1.75           1.34            .45           (.14)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.71           1.32            .45           (.17)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --           (.03)            --
Distributions from realized gains          (.16)          (.22)          (.07)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.16)          (.22)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.97          $8.42          $7.32          $6.97
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $99            $74            $39             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                     .91%          1.10%          1.23%          1.14%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.32%)         (.21%)         (.59%)         (.72%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%           202%           218%           189%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          20.57%         18.04%          6.49%         (2.38%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.96%, 1.18%, 1.50% and 2.70% for the periods ended May 31, 2007, 2006, 2005 and 2004, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  45

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $8.74
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.06)
Net gains (losses) (both realized and
 unrealized)                               1.37
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.89
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    1.62%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.11%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          15.23%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.72% for the period ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $8.74
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)
Net gains (losses) (both realized and
 unrealized)                               1.37
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.90
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    1.37%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.85%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          15.35%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.53% for the period ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  47

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $8.39          $7.31          $6.96          $5.60          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.03)          (.01)          (.04)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.73           1.33            .45           1.66            .53
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.68           1.30            .44           1.62            .52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --           (.02)            --             --
Distributions from realized gains          (.16)          (.22)          (.07)          (.26)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.16)          (.22)          (.09)          (.26)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.91          $8.39          $7.31          $6.96          $5.60
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    1.13%          1.25%          1.37%          1.37%          1.30%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.54%)         (.39%)         (.74%)        (1.03%)        (1.03%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%           202%           218%           189%            27%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          20.28%         17.79%          6.40%         29.26%         10.24%(h)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.31%, 1.50%, 1.80%, 2.84% and 23.96% for the periods ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $8.74
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)
Net gains (losses) (both realized and
 unrealized)                               1.38
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.35
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.93
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                     .87%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.35%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         163%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          15.70%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 1.02% for the period ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Aggressive Growth Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007, and the financial highlights for each of the years or periods in the four-year period ended May 31, 2007 and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Aggressive Growth Fund as of May 31, 2007, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

 50 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  51

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

--------------------------------------------------------------------------------

 52 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          24.18%
      Dividends Received Deduction for corporations.........          20.97%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05308

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.10264
Total distributions.........................................        $0.15572

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard-Partners in
901 S. Marquette Ave.    since 2007         Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  55

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  57

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements between RiverSource and each subadviser (collectively, the "Subadvisers") (the "Subadvisory Agreements"), the Subadvisers perform portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and each Subadviser, and each entity's ability to carry out its

--------------------------------------------------------------------------------

 58 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved. Additionally, the Board reviewed the performance of the Subadvisers and the overall "subadvised" strategy. The Board noted, in particular, management's ongoing oversight and monitoring of each Subadviser's investment process and performance.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  59

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to all Funds, including the Fund. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

 60 RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                    RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  61

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

     RIVERSOURCE(R) AGGRESSIVE GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6260 H (7/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
FUNDAMENTAL GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE FUNDAMENTAL GROWTH
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     20

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     41

Federal Income Tax Information......     42

Board Members and Officers..........     44

Approval of Investment Management
   Services Agreement...............     48

Proxy Voting........................     51

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Fundamental Growth Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets

                                  (PIE CHART)

Other(1)                                                       16.5%
Energy                                                          8.8%
Industrials                                                     9.4%
Financials                                                     11.4%
Information Technology                                         27.7%
Health Care                                                    14.3%
Consumer Discretionary                                         11.9%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Consumer Staples 7.2%, Telecommunication Services 5.2%, Materials 1.9%, and Cash & Cash Equivalents 2.2%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Google Cl A                           3.2%
Cisco Systems                         2.8%
Baker Hughes                          2.0%
Western Union                         2.0%
PepsiCo                               2.0%
Schering-Plough                       1.9%
Suncor Energy                         1.9%
St. Jude Medical                      1.9%
Medtronic                             1.9%
Merck & Co                            1.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                  X        LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                             YEARS IN INDUSTRY
Steven Barry                        22
Gregory Ekizian, CFA                22
David Shell, CFA                    20

WELLINGTON MANAGEMENT COMPANY, LLP

Andrew Shilling, CFA                16

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AXPAX          04/24/03
Class B                        --          04/24/03
Class C                        --          04/24/03
Class I                     APGIX          03/04/04
Class R4(1)                    --          04/24/03
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $237.9 million
Number of holdings                              108

--------------------------------------------------------------------------------

 4 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource Fundamental Growth Fund Class A
  (excluding sales charge)                            +17.25%

Russell 1000(R) Growth Index (unmanaged)              +20.37%

Lipper Large-Cap Growth Funds Index                   +16.85%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                               TOTAL(A)
Class A                                                                         1.41%
Class B                                                                         2.17%
Class C                                                                         2.16%
Class I                                                                         0.91%
Class R4(b)                                                                     1.22%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.001%), will not exceed 1.42% for Class A, 2.18% for Class B, 2.18% for Class C, 0.99% for Class I and 1.29% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                         SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  INCEPTION
 Class A (inception 4/24/03)         +17.25%   +7.48%     +9.23%
 Class B (inception 4/24/03)         +16.34%   +6.62%     +8.37%
 Class C (inception 4/24/03)         +16.50%   +6.61%     +8.40%
 Class I (inception 3/4/04)          +17.93%   +7.89%     +5.68%
 Class R4* (inception 4/24/03)       +17.47%   +7.65%     +9.46%

With sales charge
 Class A (inception 4/24/03)         +10.50%   +5.38%     +7.67%
 Class B (inception 4/24/03)         +11.34%   +5.43%     +7.98%
 Class C (inception 4/24/03)         +15.50%   +6.61%     +8.40%

AT JUNE 30, 2007
                                                         SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  INCEPTION
 Class A (inception 4/24/03)         +16.90%   +6.71%     +8.71%
 Class B (inception 4/24/03)         +15.96%   +5.90%     +7.85%
 Class C (inception 4/24/03)         +16.13%   +5.89%     +7.89%
 Class I (inception 3/4/04)          +17.75%   +7.23%     +5.18%
 Class R4* (inception 4/24/03)       +17.28%   +7.00%     +8.97%

With sales charge
 Class A (inception 4/24/03)         +10.18%   +4.62%     +7.18%
 Class B (inception 4/24/03)         +10.96%   +4.70%     +7.47%
 Class C (inception 4/24/03)         +15.13%   +5.89%     +7.89%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Fundamental Growth Fund increased 17.25% for the 12 months ended May 31, 2007 (Class A shares excluding sales charge), underperforming its benchmark, the Russell 1000(R) Growth Index (Russell Index), which increased 20.37% during the same period. The Fund outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which rose 16.85%.

RiverSource Fundamental Growth Fund's portfolio is managed by two independent money management firms. As of May 31, 2007, Goldman Sachs Asset Management, L.P. (Goldman Sachs) and Wellington Management Company, LLP (Wellington Management) each managed approximately 50% of the Fund's portfolio.

As of May 31, 2007, approximately 89% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Fundamental Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 32, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Fundamental Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 28.

Q: What factors most significantly affected the performance of your portion of the Fund for the period?

   GOLDMAN SACHS: Favorable results in our portfolio segment came from energy stocks and holdings of companies that operate wireless communications towers. Conversely, select technology companies hampered results.

   Shares of Research In Motion, maker of BlackBerry personal digital assistants, contributed to performance as continued subscriber growth was driven by businesses adopting mobile email and introducing it more deeply within their organizations. Recently, shares of Research In Motion rallied on the company's positive outlook for long-term growth prospects. We believe consumer-focused BlackBerry products are broadening the brand's appeal into a larger market.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   Health care company MedImmune, which makes FluMist, was another leading contributor. In April 2007, AstraZeneca agreed to buy MedImmune at a 21% premium to the company's then current stock price after a competitive bidding process that involved at least four large pharmaceutical companies. Acquisitions are one way the gap between the stock price and the economic value of a business can close, and we believe the MedImmune example validates our approach of owning high quality businesses for the long term.

   Publisher McGraw-Hill Companies aided results as the company reported higher fiscal third quarter earnings and announced expectations to post double-digit earnings growth in 2007. While weakness in the education market remained, management attributed the company's strength to improved cost management and performance within its financial services segment, Standard & Poor's. We continue to favor Standard & Poor's, a bond ratings agency, and believe its strong fundamentals should enable it to sustain long-term double-digit growth rates.

   Shares of pharmaceutical company Amgen were weak during the period due to the Food and Drug Administration's (FDA) concern about doctors overprescribing anemia drugs as well as prescribing them for unapproved uses. We continue to like the company for its ability to generate free cash flow, strong balance sheet and emerging new product pipeline. We expect Amgen to deploy capital towards share repurchases and strategic acquisitions to deliver longer term growth.

   WELLINGTON MANAGEMENT: Stock selection in the information technology and financials sectors was predominantly responsible for underperformance in our segment of the portfolio. Among the largest detractors were SanDisk and Motorola in the information technology sector and Commerce Bancorp in the financials sector.

   Shares of storage device maker SanDisk fell in concert with falling prices on NAND-flash memory chips. Cell phone manufacturer Motorola stumbled as its revenue expectations and average selling prices weakened. Commerce Bancorp shares were weak largely due to the impact of the inverted yield curve. Short-term interest rates that the bank pays depositors have generally been higher than longer term rates, which are what the bank earns in interest on loans.

--------------------------------------------------------------------------------

 8 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Favorable stock selection within materials, telecommunication services and health care had a positive impact on results. Pharmaceutical company Schering-Plough, financial services firm Franklin Resources and technology company Adobe Systems were among the leading individual contributors to performance. Schering-Plough's shares rose on strong earnings results and investor enthusiasm for its announced acquisition of Organon Biosciences. Global investment manager Franklin Resources experienced favorable asset flow trends, while Adobe Systems benefited from solid sales and positive expectations for the release of its new Creative Suite 3 software product.

   FAVORABLE STOCK SELECTION WITHIN MATERIALS, TELECOMMUNICATION SERVICES AND HEALTH CARE HAD A POSITIVE IMPACT ON RESULTS.

                                         -- WELLINGTON MANAGEMENT

Q: What changes did you make to your portion of the Fund during the period?

   GOLDMAN SACHS: During the period, Hershey's stock was weak and detracted from performance. Hershey found that reigniting growth in the U.S. market was more difficult than anticipated and decided to increase spending on consumer promotion, advertising and new product development, which we believe could have a lasting detrimental impact on company profit margins and forecasts for longer term growth. We are concerned Hershey's current valuation does not leave enough margin of safety for the risks inherent in the proposed strategies for reinvigorating growth, so we sold the position in favor of investments that we believe have more favorable risk-reward characteristics.

   There were no material changes to the investment strategy during the period. When evaluating a potential investment, we look for very specific investment characteristics that we believe make a company a high-quality growth business. These criteria are divided into three categories: strong business franchises, favorable long-term prospects and excellent management. We also include a valuation component in the process.

   We typically sell a position if a company's long-term fundamentals deteriorate, if the stock reaches what we consider full valuation, if the company pursues a strategy that in our view does not maximize shareholder value, or if the position grows beyond a weight that is comfortable from a risk management standpoint.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   WHEN EVALUATING A POTENTIAL INVESTMENT, WE LOOK FOR VERY SPECIFIC INVESTMENT CHARACTERISTICS THAT WE BELIEVE MAKE A COMPANY A HIGH-QUALITY GROWTH BUSINESS.

                                                  -- GOLDMAN SACHS

   WELLINGTON MANAGEMENT: During the period we reduced the portfolio's weight in financials by cutting back exposure to banks and diversified financial companies. We increased exposure to information technology by establishing new positions in software firms Oracle and Accenture and hardware companies IBM and Research In Motion. We also added to industrials, ending the period with a greater-than-Russell Index weights in capital goods firms like General Dynamics and Boeing. Health care exposure declined and was smaller than that of the Russell Index due to reduced positions in both equipment and services and pharmaceuticals. Though exposure to consumer-related sectors increased as we added positions in office retailer Staples and apparel firm Nike, the portfolio's weight remained smaller than that of the Russell Index.

Q. How do you intend to manage your portion of the Fund in the coming months?

   GOLDMAN SACHS: For the past several years, strong global growth has supported the persistent outperformance of lower quality companies, creating a difficult headwind for our style. Today there are signs the environment may be changing, making us optimistic that higher quality stocks are positioned to better reflect their underlying business values.

   As business buyers, we do not attempt to predict the economy or position the portfolio for any specific economic environment, but we believe there is currently a great opportunity for investing in quality growth stocks. To us, quality boils down to sustainability of growth, returns, margin structure, competitive advantage, etc. In our research, we look for specific characteristics that give us confidence in this sustainability. We believe that if a business has a dominant market position, a long product lifecycle, pricing power and the ability to generate significant free cash flow that management rationally allocates, then the business will have the barriers to entry required to drive high returns on equity, and therefore an increase in its economic value. Over time, we believe the stock price of that business will reflect this value.

--------------------------------------------------------------------------------

 10 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   WELLINGTON MANAGEMENT: We continue to use security-specific research to build our portion of the Fund one stock at a time. We seek to identify individual companies that possess an explicit sustainable growth advantage or barrier to entry that will enable them to maintain an above-average growth rate for an extended period. As a result of bottom-up investment decisions, our segment ended the period with information technology and industrials as its largest overweights and consumer staples and consumer discretionary as its largest underweights, all relative to the Russell Index.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Fundamental Growth Fund Class A shares (from 5/1/03 to 5/31/07)* as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. Russell 1000 Growth Index and Lipper peer group data is from May 1, 2003.

COMPARATIVE RESULTS

Results at May 31, 2007                                            SINCE
                                          1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE FUNDAMENTAL GROWTH FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,050    $11,702      $13,539
        Average annual total return        +10.50%     +5.38%       +7.67%
RUSSELL 1000 GROWTH INDEX(1)
        Cumulative value of $10,000       $12,037    $13,201      $16,358
        Average annual total return        +20.37%     +9.70%      +12.81%
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000       $11,685    $13,061      $15,808
        Average annual total return        +16.85%     +9.31%      +11.87%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FUNDAMENTAL GROWTH FUND LINE GRAPH)

                                                 RIVERSOURCE FUNDAMENTAL
                                                   GROWTH FUND CLASS A
                                                 (INCLUDES SALES CHARGE)       RUSSELL 1000 GROWTH       LIPPER LARGE-CAP GROWTH
                                                        ($13,539)              INDEX(1) ($16,358)       FUNDS INDEX(2) ($15,808)
                                                 -----------------------       -------------------      ------------------------
5/1/03                                                     9425                       10000                       10000
5/03                                                       9886                       10499                       10490
5/04                                                      10906                       12391                       12104
5/05                                                      10963                       12804                       12722
5/06                                                      11547                       13590                       13528
5/07                                                      13539                       16358                       15808

(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from April 24, 2003. Russell 1000 Growth Index and Lipper peer group data is from May 1, 2003.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            DEC. 1, 2006     MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,091.90         $ 7.15(c)        1.37%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.10         $ 6.89(c)        1.37%
 Class B
   Actual(b)                   $1,000         $1,086.50         $11.08(c)        2.13%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.31         $10.70(c)        2.13%
 Class C
   Actual(b)                   $1,000         $1,086.40         $11.03(c)        2.12%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.36         $10.65(c)        2.12%
 Class I
   Actual(b)                   $1,000         $1,093.80         $ 4.59(c)         .88%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.54         $ 4.43(c)         .88%
 Class R4
   Actual(b)                   $1,000         $1,091.00         $ 6.15(c)        1.18%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.05         $ 5.94(c)        1.18%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +9.19% for Class A, +8.65% for Class B, +8.64% for Class C, +9.38% for Class I and +9.10% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed: 1.42% for Class A, 2.18% for Class B, 2.18% for Class C, 0.99% for Class I and 1.29% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2007. If these changes had been in place for the entire six months ended May 31, 2007, the actual and hypothetical expenses paid for Class A, Class B, Class C, Class I and Class R4 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.6%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.4%)
Boeing                                               32,320              $3,251,069
General Dynamics                                     42,000               3,370,080
United Technologies                                  22,320               1,574,676
                                                                    ---------------
Total                                                                     8,195,825
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
United Parcel Service Cl B                           22,890               1,647,393
-----------------------------------------------------------------------------------

BEVERAGES (2.0%)
PepsiCo                                              68,830               4,703,154
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (3.6%)
Amgen                                                49,400(b)            2,782,701
Amylin Pharmaceuticals                               14,372(b)              664,705
Celgene                                              42,140(b)            2,580,654
Genentech                                            22,910(b)            1,827,531
Gilead Sciences                                       8,640(b)              715,133
                                                                    ---------------
Total                                                                     8,570,724
-----------------------------------------------------------------------------------

CAPITAL MARKETS (6.2%)
Charles Schwab                                      141,860               3,187,594
Franklin Resources                                   15,470               2,099,898
Goldman Sachs Group                                   3,850                 888,657
Invesco ADR                                          14,200(c)              341,510
Legg Mason                                           24,030               2,427,751
Morgan Stanley                                       14,410               1,225,426
State Street                                         29,660               2,024,888
UBS                                                  44,210(c)            2,884,260
                                                                    ---------------
Total                                                                    15,079,984
-----------------------------------------------------------------------------------

CHEMICALS (1.3%)
Agrium                                               20,410(c)              788,438
Monsanto                                             19,650               1,210,440
Potash Corporation of Saskatchewan                   16,740(c)            1,187,703
                                                                    ---------------
Total                                                                     3,186,581
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.3%)
Commerce Bancorp                                     38,560               1,331,091
SunTrust Banks                                       18,830               1,681,331
                                                                    ---------------
Total                                                                     3,012,422
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (1.9%)
Equifax                                              33,290              $1,399,179
Manpower                                             13,180               1,212,560
Monster Worldwide                                    15,940(b)              752,527
Waste Management                                     27,410               1,059,945
                                                                    ---------------
Total                                                                     4,424,211
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.9%)
Cisco Systems                                       248,040(b)            6,677,236
QUALCOMM                                             78,480               3,370,716
Research In Motion                                   23,890(b,c)          3,967,651
                                                                    ---------------
Total                                                                    14,015,603
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.7%)
Apple                                                19,040(b)            2,314,502
EMC                                                  56,760(b)              958,676
Hewlett-Packard                                      12,650                 578,232
Intl Business Machines                               19,360               2,063,776
Network Appliance                                    86,180(b)            2,774,135
                                                                    ---------------
Total                                                                     8,689,321
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.0%)
Fluor                                                23,800               2,477,580
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
American Express                                     33,650               2,186,577
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Apollo Group Cl A                                    23,620(b)            1,133,051
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
Chicago Mercantile Exchange Holdings Cl A             1,670                 886,770
NASDAQ Stock Market                                  49,589(b)            1,650,322
                                                                    ---------------
Total                                                                     2,537,092
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
AT&T                                                 26,650               1,101,711
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ENERGY EQUIPMENT & SERVICES (5.7%)
Baker Hughes                                         58,870              $4,855,597
Halliburton                                          27,030                 971,729
Schlumberger                                         53,300               4,150,471
Transocean                                           14,290(b)            1,403,850
Weatherford Intl                                     38,550(b)            2,094,807
                                                                    ---------------
Total                                                                    13,476,454
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.2%)
CVS Caremark                                         63,180               2,434,957
Wal-Mart Stores                                      48,150               2,291,940
Whole Foods Market                                    9,920                 407,712
                                                                    ---------------
Total                                                                     5,134,609
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Kraft Foods Cl A                                     35,590               1,204,366
WM Wrigley Jr                                        24,375               1,428,375
                                                                    ---------------
Total                                                                     2,632,741
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.8%)
Medtronic                                            84,000               4,466,280
St. Jude Medical                                    105,110(b)            4,487,146
                                                                    ---------------
Total                                                                     8,953,426
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Intl Game Technology                                 17,050                 685,240
Starbucks                                            27,070(b)              779,887
Starwood Hotels & Resorts Worldwide                  14,580               1,050,780
                                                                    ---------------
Total                                                                     2,515,907
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Fortune Brands                                       30,680               2,478,330
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble                                     53,090               3,373,870
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.0%)
General Electric                                     36,270               1,363,027
Siemens ADR                                           7,450(c)              983,400
                                                                    ---------------
Total                                                                     2,346,427
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.8%)
Akamai Technologies                                  11,830(b)              523,004
Google Cl A                                          15,280(b)            7,605,620
Yahoo!                                              118,310(b)            3,395,497
                                                                    ---------------
Total                                                                    11,524,121
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

IT SERVICES (4.2%)
Accenture Cl A                                       53,890(c)           $2,206,257
Alliance Data Systems                                17,870(b)            1,392,430
Automatic Data Processing                            32,240               1,602,328
Western Union                                       215,220               4,831,689
                                                                    ---------------
Total                                                                    10,032,704
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Thermo Fisher Scientific                             46,510(b)            2,539,446
-----------------------------------------------------------------------------------

MACHINERY (1.4%)
Danaher                                              26,840               1,972,740
Parker Hannifin                                      12,360               1,252,810
                                                                    ---------------
Total                                                                     3,225,550
-----------------------------------------------------------------------------------

MEDIA (3.6%)
Lamar Advertising Cl A                               12,770                 836,435
McGraw-Hill Companies                                52,060               3,660,339
Viacom Cl B                                          54,260(b)            2,437,359
Walt Disney                                          47,725               1,691,374
                                                                    ---------------
Total                                                                     8,625,507
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Freeport-McMoRan Copper & Gold                       16,230               1,277,301
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
Kohl's                                               17,600(b)            1,325,632
Target                                               38,150               2,381,705
                                                                    ---------------
Total                                                                     3,707,337
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Cameco                                               55,310(c)            2,874,461
Suncor Energy                                        52,010(c)            4,534,232
                                                                    ---------------
Total                                                                     7,408,693
-----------------------------------------------------------------------------------

PHARMACEUTICALS (5.8%)
Abbott Laboratories                                  31,230               1,759,811
AstraZeneca ADR                                      14,880(c)              791,318
Merck & Co                                           82,590               4,331,846
Sanofi-Aventis ADR                                   22,610(c)            1,087,541
Schering-Plough                                     140,640               4,604,553
Wyeth                                                20,500               1,185,720
                                                                    ---------------
Total                                                                    13,760,789
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Altera                                               64,690              $1,475,579
Linear Technology                                   101,160               3,630,632
                                                                    ---------------
Total                                                                     5,106,211
-----------------------------------------------------------------------------------

SOFTWARE (6.8%)
Adobe Systems                                        44,240(b)            1,950,099
Autodesk                                             45,800(b)            2,081,610
Electronic Arts                                      66,540(b)            3,251,810
McAfee                                                5,700(b)              209,532
Microsoft                                           120,320               3,690,214
Oracle                                              216,330(b)            4,192,475
Symantec                                             50,330(b)            1,006,097
                                                                    ---------------
Total                                                                    16,381,837
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.5%)
Home Depot                                           59,510               2,313,154
Lowe's Companies                                     87,050               2,856,981
Staples                                              78,000               1,954,680
Williams-Sonoma                                      32,600               1,104,814
                                                                    ---------------
Total                                                                     8,229,629
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Nike Cl B                                            28,020               1,590,135
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.8%)
Freddie Mac                                          64,340               4,297,269
-----------------------------------------------------------------------------------

TOBACCO (0.5%)
Altria Group                                         16,920               1,203,012
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (4.8%)
America Movil ADR Series L                            8,250(c)             $499,538
American Tower Cl A                                  81,090(b)            3,501,465
Crown Castle Intl                                    62,220(b)            2,290,940
MetroPCS Communications                              17,702(b)              631,253
NII Holdings                                         16,650(b)            1,356,476
Sprint Nextel                                       133,110               3,041,564
                                                                    ---------------
Total                                                                    11,321,236
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $203,651,558)                                                   $232,103,770
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.2%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  5,211,595(d)           $5,211,595
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $5,211,595)                                                       $5,211,595
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $208,863,153)(e)                                                $237,315,365
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 9.3% of net assets.

(d)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(e) At May 31, 2007, the cost of securities for federal income tax purposes was $211,739,256 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $27,671,177
Unrealized depreciation                                             (2,095,068)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $25,576,109
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 18 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $203,651,558)          $232,103,770
   Affiliated money market fund (identified cost $5,211,595)
      (Note 5)                                                     5,211,595
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $208,863,153)                                                 237,315,365
Capital shares receivable                                              5,153
Dividends and accrued interest receivable                            156,231
Receivable for investment securities sold                          2,034,601
----------------------------------------------------------------------------
Total assets                                                     239,511,350
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 2,100
Payable for investment securities purchased                        1,529,926
Accrued investment management services fee                             5,070
Accrued distribution fee                                               6,074
Accrued transfer agency fee                                               31
Accrued administrative services fee                                      390
Accrued plan administration services fee                                  11
Other accrued expenses                                                58,386
----------------------------------------------------------------------------
Total liabilities                                                  1,601,988
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $237,909,362
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    336,031
Additional paid-in capital                                       195,495,973
Undistributed net investment income                                  671,746
Accumulated net realized gain (loss)                              12,953,400
Unrealized appreciation (depreciation) on investments             28,452,212
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $237,909,362
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $ 18,943,663
                                             Class B                          $  5,745,289
                                             Class C                          $    758,297
                                             Class I                          $212,413,837
                                             Class R4                         $     48,276
Net asset value per share of outstanding
   capital stock:                            Class A shares      2,707,778    $       7.00
                                             Class B shares        848,868    $       6.77
                                             Class C shares        111,896    $       6.78
                                             Class I shares     29,927,715    $       7.10
                                             Class R4 shares         6,836    $       7.06
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 1,953,291
Interest                                                            113,793
Income distributions from affiliated money market fund (Note
   5)                                                               255,834
   Less foreign taxes withheld                                      (15,017)
---------------------------------------------------------------------------
Total income                                                      2,307,901
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                1,824,581
Distribution fee
   Class A                                                           49,742
   Class B                                                           62,405
   Class C                                                            6,619
Transfer agency fee
   Class A                                                           48,053
   Class B                                                           16,069
   Class C                                                            1,659
   Class R4                                                              61
Service fee -- Class R4                                                  24
Administrative services fees and expenses                           140,084
Plan administration services fee -- Class R4                             57
Compensation of board members                                         3,854
Custodian fees                                                       60,565
Printing and postage                                                 25,725
Registration fees                                                    32,764
Professional fees                                                    22,083
Other                                                                15,304
---------------------------------------------------------------------------
Total expenses                                                    2,309,649
   Earnings and bank fee credits on cash balances (Note 2)           (1,892)
---------------------------------------------------------------------------
Total net expenses                                                2,307,757
---------------------------------------------------------------------------
Investment income (loss) -- net                                         144
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                16,366,306
   Foreign currency transactions                                       (170)
   Payment from affiliate (Note 2)                                       17
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          16,366,153
Net change in unrealized appreciation (depreciation) on
   investments                                                   23,700,464
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            40,066,617
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $40,066,761
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                            2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $        144    $    (88,997)
Net realized gain (loss) on investments                     16,366,153       4,310,395
Net change in unrealized appreciation (depreciation) on
   investments                                              23,700,464       1,143,623
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               40,066,761       5,365,021
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class I                                                       --        (114,610)
   Net realized gain
      Class A                                                 (403,131)        (28,537)
      Class B                                                 (128,283)        (10,640)
      Class C                                                  (13,891)           (783)
      Class I                                               (4,785,679)       (159,894)
      Class R4                                                  (1,400)            (51)
--------------------------------------------------------------------------------------
Total distributions                                         (5,332,384)       (314,515)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                   4,276,141       9,755,222
   Class B shares                                            1,107,154       2,941,155
   Class C shares                                              173,670         466,724
   Class I shares                                          105,371,811      72,232,825
   Class R4 shares                                              26,619          19,000
Reinvestment of distributions at net asset value
   Class A shares                                              395,368          28,270
   Class B shares                                              127,840          10,611
   Class C shares                                               13,631             766
   Class I shares                                            4,785,466         274,479
   Class R4 shares                                               1,141              34
Payments for redemptions
   Class A shares                                           (8,909,555)     (8,492,982)
   Class B shares (Note 2)                                  (3,524,944)     (2,870,610)
   Class C shares (Note 2)                                    (135,177)       (185,373)
   Class I shares                                          (65,786,644)     (2,414,797)
   Class R4 shares                                             (26,612)             --
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             37,895,909      71,765,324
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     72,630,286      76,815,830
Net assets at beginning of year                            165,279,076      88,463,246
--------------------------------------------------------------------------------------
Net assets at end of year                                 $237,909,362    $165,279,076
======================================================================================
Undistributed net investment income                       $    671,746    $         --
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

At May 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 89% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  23

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 24 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  25

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $671,602 and accumulated net realized gain has been decreased by $671,602.

--------------------------------------------------------------------------------

 26 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                       2007         2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.............................    $       --    $     --
      Long-term capital gain......................       403,131      28,537
CLASS B
Distributions paid from:
      Ordinary income.............................            --          --
      Long-term capital gain......................       128,283      10,640
CLASS C
Distributions paid from:
      Ordinary income.............................            --          --
      Long-term capital gain......................        13,891         783
CLASS I
Distributions paid from:
      Ordinary income.............................            --     114,610
      Long-term capital gain......................     4,785,679     159,894
CLASS R4*
Distributions paid from:
      Ordinary income.............................            --          --
      Long-term capital gain......................         1,400          51

* Effective Dec. 11, 2006, Class Y renamed Class R4.

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 6,570,876
Accumulated long-term gain (loss).........................    $ 9,930,373
Unrealized appreciation (depreciation)....................    $25,576,109

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  27

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $3,495 for the year ended May 31, 2007.

The Investment Manager has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------

 28 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $5,352 is for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  29

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $44,880 for Class A, $8,322 for Class B and $4 for Class C for the year ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 30 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

The Investment Manager and its affiliates agreed to waive certain fees and expenses until May 31, 2007, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.55% for Class A, 2.32% for Class B, 2.32% for Class C, 1.20% for Class I and 1.32% for Class R4 of the Fund's average daily net assets. For the year ended May 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective June 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment will not exceed 1.42% for Class A, 2.18% for Class B, 2.18% for Class C, 0.99% for Class I and 1.29% for Class R4 of the Fund's average daily net assets.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $1,892 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $17 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $221,628,450 and $190,178,994, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  31

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                            YEAR ENDED MAY 31, 2007
                             CLASS A     CLASS B    CLASS C    CLASS I     CLASS R4*
------------------------------------------------------------------------------------
Sold                           686,011    182,445    28,335   16,719,701     4,052
Issued for reinvested
 distributions                  61,297     20,422     2,174      732,842       175
Redeemed                    (1,399,747)  (582,620)  (21,706)  (9,808,696)   (4,132)
------------------------------------------------------------------------------------
Net increase (decrease)       (652,439)  (379,753)    8,803    7,643,847        95
------------------------------------------------------------------------------------

                                            YEAR ENDED MAY 31, 2006
                             CLASS A     CLASS B    CLASS C    CLASS I     CLASS R4*
------------------------------------------------------------------------------------
Sold                         1,588,882    491,321    77,973   11,820,012     3,139
Issued for reinvested
 distributions                   4,530      1,737       125       43,707         5
Redeemed                    (1,400,717)  (480,454)  (30,970)    (385,685)       --
------------------------------------------------------------------------------------
Net increase (decrease)        192,695     12,604    47,128   11,478,034     3,144
------------------------------------------------------------------------------------

 *  Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

--------------------------------------------------------------------------------

 32 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  33

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 34 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  35

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $6.09          $5.79          $5.79          $5.36          $5.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)          (.01)          (.01)          (.02)            --
Net gains (losses) (both realized and
 unrealized)                               1.05            .32            .04            .57            .25
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.04            .31            .03            .55            .25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.13)          (.01)          (.03)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.00          $6.09          $5.79          $5.79          $5.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $19            $20            $18            $12             $5
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.41%          1.38%(e)       1.50%(e)       1.40%(e)       1.20%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.42%)         (.38%)         (.18%)         (.48%)          .16%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          85%            62%           122%            66%            10%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          17.25%          5.33%           .52%         10.32%          4.89%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.42%, 1.56%, 3.06% and 23.71% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $5.94          $5.69          $5.74          $5.35          $5.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.03)          (.04)          (.03)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.01            .29            .02            .54            .25
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .96            .26           (.02)           .51            .24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.13)          (.01)          (.03)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.77          $5.94          $5.69          $5.74          $5.35
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $6             $7             $7             $4            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.17%          2.15%(e)       2.27%(e)       2.17%(e)       1.89%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.18%)        (1.15%)         (.97%)        (1.25%)         (.78%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          85%            62%           122%            66%            10%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          16.34%          4.54%          (.34%)         9.57%          4.70%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.18%, 2.34%, 3.83% and 24.48% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  37

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $5.94          $5.69          $5.75          $5.35          $5.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.03)          (.05)          (.03)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.02            .29            .02            .55            .25
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .97            .26           (.03)           .52            .24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.13)          (.01)          (.03)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.78          $5.94          $5.69          $5.75          $5.35
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.16%          2.14%(e)       2.27%(e)       2.18%(e)       1.86%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.17%)        (1.14%)         (.94%)        (1.27%)         (.53%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          85%            62%           122%            66%            10%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          16.50%          4.54%          (.52%)         9.75%          4.70%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.18%, 2.35%, 3.83% and 24.49% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $6.14          $5.82          $5.80          $6.10
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --             --            .01           (.01)
Net gains (losses) (both realized and
 unrealized)                               1.09            .33            .04           (.29)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.09            .33            .05           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.13)          (.01)          (.03)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.10          $6.14          $5.82          $5.80
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $212           $137            $63             $8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .91%           .93%          1.11%          1.03%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .08%           .07%           .22%           .03%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          85%            62%           122%            66%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          17.93%          5.75%           .88%         (4.91%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  39

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $6.13          $5.82          $5.81          $5.36          $5.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)          (.01)           .01           (.01)            --
Net gains (losses) (both realized and
 unrealized)                               1.07            .33            .03            .58            .25
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.06            .32            .04            .57            .25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.13)          (.01)          (.03)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.06          $6.13          $5.82          $5.81          $5.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.22%          1.20%(e)       1.31%(e)       1.22%(e)       1.07%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.21%)         (.20%)          .09%          (.33%)          .31%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          85%            62%           122%            66%            10%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          17.47%          5.47%           .70%         10.72%          4.89%(h)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.23%, 1.39%, 2.87% and 23.53% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Fundamental Growth Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007 and the financial highlights for each of the years or periods in the five-year period ended May 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Fundamental Growth Fund as of May 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  41

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          44.28%
      Dividends Received Deduction for corporations.........          35.34%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.06648

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06325
Total distributions.........................................        $0.12973

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          44.28%
      Dividends Received Deduction for corporations.........          35.34%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06648

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06325
Total distributions.........................................        $0.12973

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          44.28%
      Dividends Received Deduction for corporations.........          35.34%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06648

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06325
Total distributions.........................................        $0.12973

--------------------------------------------------------------------------------

 42 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          44.28%
      Dividends Received Deduction for corporations.........          35.34%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06648

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06325
Total distributions.........................................        $0.12973

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          44.28%
      Dividends Received Deduction for corporations.........          35.34%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06648

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06325
Total distributions.........................................        $0.12973

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard-Partners in
901 S. Marquette Ave.    since 2007         Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  47

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements between RiverSource and each subadviser (collectively, the "Subadvisers") (the "Subadvisory Agreements"), the Subadvisers perform portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

 48 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved. Additionally, the Board reviewed the performance of the Subadvisers and the overall "subadvised" strategy. The Board noted, in particular, management's ongoing oversight and monitoring of each Subadviser's investment process and performance.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  49

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

 50 RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                   RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2007 ANNUAL REPORT  51

     RIVERSOURCE(R) FUNDAMENTAL GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6261 H (7/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
FUNDAMENTAL VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE FUNDAMENTAL VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     17

Notes to Financial Statements.......     21

Report of Independent Registered
   Public Accounting Firm...........     39

Federal Income Tax Information......     40

Board Members and Officers..........     42

Approval of Investment Management
   Services Agreement...............     46

Proxy Voting........................     49

      (DALBAR LOGO)

The RiverSource mutual
fund shareholder reports
have been awarded the
Communications Seal from
Dalbar Inc., an
independent financial
services research firm.
The Seal recognizes
communications
demonstrating a level of
excellence in the
industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

                                  CONSUMER          CONSUMER                                             INFORMATION
FINANCIALS                         STAPLES        DISCRETIONARY        ENERGY          INDUSTRIALS       TECHNOLOGY
----------                        --------        -------------        ------          -----------       -----------
36.9%                               14.1%             13.1%             12.5%             7.3%              5.8%


OTHER(1)
--------
10.3%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Materials 4.6%, Health Care 2.3%, Telecommunication Services 1.7% and Cash & Cash Equivalents(2) 1.7%.

(2) Of the 1.7%, 0.5% is due to security lending activity and 1.2%, is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

American Express                      4.7%
ConocoPhillips                        4.4%
American Intl Group                   4.2%
Tyco Intl                             4.2%
JPMorgan Chase & Co                   4.0%
Costco Wholesale                      3.7%
Altria Group                          3.3%
Berkshire Hathaway Cl B               3.2%
Comcast Special Cl A                  3.0%
HSBC Holdings ADR                     2.6%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                     RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
X                          LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

DAVIS SELECTED ADVISERS, L.P.

                             YEARS IN INDUSTRY
Christopher Davis                   19
Kenneth Feinberg                    13

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AFVAX          06/18/01
Class B                     AFVBX          06/18/01
Class C                     AFVCX          06/18/01
Class I                     AFVIX          03/04/04
Class R4(1)                    --          06/18/01
(1) Effective Dec. 11, 2006, Class Y was renamed Class
   R4.
Total net assets                        $1.192 billion
Number of holdings                               84

--------------------------------------------------------------------------------

 4 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource Fundamental Value Fund Class A
  (excluding sales charge)                             +20.76

S&P 500 Index (unmanaged)                              +22.79

Russell 1000(R) Value Index (unmanaged)                +25.58

Lipper Large-Cap Value Funds Index                     +23.44

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.18%                        1.13%
Class B                                           1.95%                        1.89%
Class C                                           1.94%                        1.89%
Class I                                           0.76%                        0.76%
Class R4(b)                                       1.06%                        1.00%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.05%), will not exceed 1.18% for Class A, 1.94% for Class B, 1.94% for Class C, 0.81% for Class I and 1.05% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                   SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS  5 YEARS  INCEPTION
 Class A (inception 6/18/01)         +20.76%   +13.45%  +10.62%     +7.59%
 Class B (inception 6/18/01)         +19.76%   +12.61%   +9.75%     +6.80%
 Class C (inception 6/18/01)         +19.87%   +12.62%   +9.80%     +6.87%
 Class I (inception 3/4/04)          +21.04%   +13.88%    N/A      +11.91%
 Class R4* (inception 6/18/01)       +20.99%   +13.66%  +10.79%     +7.78%

WITH SALES CHARGE
 Class A (inception 6/18/01)         +13.82%   +11.24%   +9.32%     +6.53%
 Class B (inception 6/18/01)         +14.76%   +11.55%   +9.47%     +6.67%
 Class C (inception 6/18/01)         +18.87%   +12.62%   +9.80%     +6.87%

AT JUNE 30, 2007                                                   SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS  5 YEARS  INCEPTION
 Class A (inception 6/18/01)         +18.58%   +12.48%  +12.00%     +7.31%
 Class B (inception 6/18/01)         +17.73%   +11.62%  +11.18%     +6.52%
 Class C (inception 6/18/01)         +17.84%   +11.63%  +11.22%     +6.59%
 Class I (inception 3/4/04)          +19.23%   +12.97%    N/A      +11.31%
 Class R4* (inception 6/18/01)       +18.82%   +12.62%  +12.23%     +7.49%

WITH SALES CHARGE
 Class A (inception 6/18/01)         +11.76%   +10.29%  +10.68%     +6.26%
 Class B (inception 6/18/01)         +12.73%   +10.54%  +10.91%     +6.52%
 Class C (inception 6/18/01)         +16.84%   +11.63%  +11.22%     +6.59%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Fundamental Value Fund increased 20.76% (Class A shares excluding sales charge) for the 12 months ended May 31, 2007, underperforming its benchmark, the Russell 1000 (R) Value Index, which increased 25.58% during the same period. The Fund also underperformed its peer group as represented by the Lipper Large-Cap Value Funds Index, which increased 23.44%. The S&P 500 (R) Index returned 22.79% for the period. Davis Selected Advisers, L.P. an independent money management firm, manages the Fund's portfolio.

Q: What factors most significantly affected the Fund's performance for the period?

A: Consumer discretionary companies were the most important contributors to performance. Cable company Comcast and Internet retailer Amazon.com were among the leading individual contributors to performance. For-profit education company Apollo Group and media company Virgin Media detracted from performance.

   The Fund's largest sector weighting was in the consumer staples sector, which was the second most important contributor to fiscal year results. Stock selection within the consumer staples sector had a positive impact on performance. Within the sector, tobacco company Altria Group was a top contributor, while Hershey and Wal-Mart Stores detracted.

   Stock selection in the energy sector detracted from performance; however, ConocoPhillips was among the leading individual contributors during the period. The Fund had a smaller weighting in telecommunications services, positioning that was disadvantageous as telecommunication services was one of the top performing sectors during the period.

   CONSUMER DISCRETIONARY COMPANIES WERE THE MOST IMPORTANT CONTRIBUTORS TO PERFORMANCE.

   Individual companies contributing to performance included Tyco International, an industrial company; JPMorgan Chase & Co., a diversified financial company; and Loews, an insurance company. Individual detractors included Progressive, an insurance company; Commerce Bancorp, a regional bank; and United Parcel Service, an industrial company.

--------------------------------------------------------------------------------

                     RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   We have identified a number of investment opportunities in foreign companies. At fiscal year-end, approximately 15% of the Fund's assets were invested in foreign companies. As a group, the foreign companies owned by the Fund performed strongly during the period.

   THE FUND'S LARGEST SECTOR WEIGHTING WAS IN THE CONSUMER STAPLES SECTOR, WHICH WAS THE SECOND MOST IMPORTANT CONTRIBUTOR TO FISCAL YEAR RESULTS.


Q: What changes did you make to the Fund during the period?

A: Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

   During the past year there was one change to the Fund's top ten holdings. Golden West Financial was acquired by Wachovia, and HSBC Holdings, which was the 11th largest holding last year, moved into the top ten. As of May 31, 2007 the Fund's top ten holdings represented approximately 37% of total net assets.

Q: How are you positioning the Fund going forward?

A: Our investment strategy for the Fund is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 8 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Fundamental Value Fund Class A shares (from 7/1/01 to 5/31/07)* as compared to the performance of three widely cited performance indices, the Standard & Poor's 500 Index, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. S&P 500 Index, Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

COMPARATIVE RESULTS

Results at May 31, 2007
                                                                              SINCE
                                          1 YEAR     3 YEARS    5 YEARS    INCEPTION(4)
RIVERSOURCE FUNDAMENTAL VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,382    $13,765    $15,613      $14,568
        Average annual total return        +13.82%    +11.24%     +9.32%       +6.53%
S&P 500 INDEX(1)
        Cumulative value of $10,000       $12,279    $14,440    $15,706      $13,871
        Average annual total return        +22.79%    +13.03%     +9.45%       +5.68%
RUSSELL 1000 VALUE INDEX(2)
        Cumulative value of $10,000       $12,558    $16,330    $18,028      $17,416
        Average annual total return        +25.58%    +17.76%    +12.51%       +9.83%
LIPPER LARGE-CAP VALUE FUNDS INDEX(3)
        Cumulative value of $10,000       $12,344    $15,141    $16,134      $14,961
        Average annual total return        +23.44%    +14.83%    +10.04%       +7.04%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FUNDAMENTAL VALUE FUND LINE GRAPH)

                                           RIVERSOURCE
                                        FUNDAMENTAL VALUE                                                      LIPPER LARGE-CAP
                                     FUND CLASS A (INCLUDES      S&P 500 INDEX(1)      RUSSELL 1000 VALUE    VALUE FUNDS INDEX(3)
                                     SALES CHARGE) ($14,568)        ($13,871)          INDEX(2) ($17,416)         ($14,961)
                                     -----------------------     ----------------      ------------------    --------------------
7/1/01                                          9425                  10000                  10000                  10000
5/02                                            8796                   8830                   9659                   9272
5/03                                            8206                   8118                   8900                   8346
5/04                                            9976                   9606                  10664                   9879
5/05                                           10831                  10398                  12316                  10870
5/06                                           12064                  11296                  13869                  12120
5/07                                           14568                  13871                  17416                  14961

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from June 18, 2001. S&P 500 Index, Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,100.30         $5.81           1.11%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.40         $5.59           1.11%
 Class B
   Actual(b)                    $1,000         $1,097.00         $9.78(c)        1.87%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.61         $9.40(c)        1.87%
 Class C
   Actual(b)                    $1,000         $1,098.30         $9.73(c)        1.86%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.66         $9.35(c)        1.86%
 Class I
   Actual(b)                    $1,000         $1,102.10         $3.83(c)         .73%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.29         $3.68(c)         .73%
 Class R4
   Actual(b)                    $1,000         $1,101.30         $4.92(c)         .94%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.24         $4.73(c)         .94%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +10.03% for Class A, +9.70% for Class B, +9.83% for Class C, +10.21% for Class I and +10.13% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.94% for Class B; 1.94% for Class C; 0.81% for Class I and 1.05% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2007. If these changes had been in place for the entire six month period ended May 31, 2007, the actual expenses paid would have been $9.78 for Class C, $3.88 for Class I and $5.13 for Class R4; the hypothetical expenses paid would have been $9.40 for Class C, $3.73 for Class I and $4.94 for Class R4. For Class B, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.8%)
ISSUER                                            SHARES                   VALUE(A)
AIR FREIGHT & LOGISTICS (0.4%)
United Parcel Service Cl B                           70,200              $5,052,294
-----------------------------------------------------------------------------------

AUTOMOBILES (1.6%)
Harley-Davidson                                     309,100(d)           18,882,919
-----------------------------------------------------------------------------------

BEVERAGES (2.3%)
Diageo ADR                                          181,000(c)           15,455,590
Heineken Holding                                    240,350(c)           12,162,735
                                                                    ---------------
Total                                                                    27,618,325
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.0%)
E*TRADE Financial                                    67,200(b)            1,609,440
Mellon Financial                                    265,600              11,508,448
Morgan Stanley                                       98,100               8,342,424
State Street                                         31,160               2,127,293
                                                                    ---------------
Total                                                                    23,587,605
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (7.6%)
Commerce Bancorp                                    181,800               6,275,736
HSBC Holdings ADR                                   340,582(c)           31,687,749
Wachovia                                            457,862              24,811,542
Wells Fargo & Co                                    769,000              27,753,210
                                                                    ---------------
Total                                                                    90,528,237
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Dun & Bradstreet                                    102,900              10,303,377
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Nokia ADR                                           123,800(c)            3,389,644
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Dell                                                498,200(b)           13,386,634
Hewlett-Packard                                     173,270               7,920,172
                                                                    ---------------
Total                                                                    21,306,806
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (2.0%)
Martin Marietta Materials                            86,800              13,492,192
Vulcan Materials                                     86,300              10,329,247
                                                                    ---------------
Total                                                                    23,821,439
-----------------------------------------------------------------------------------

CONSUMER FINANCE (4.7%)
American Express                                    867,800              56,389,644
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONTAINERS & PACKAGING (2.0%)
Sealed Air                                          735,800             $23,766,340
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.3%)
Apollo Group Cl A                                    71,300(b)            3,420,261
H&R Block                                           486,000              11,513,340
                                                                    ---------------
Total                                                                    14,933,601
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.3%)
Citigroup                                           436,600              23,790,334
JPMorgan Chase & Co                                 935,440              48,483,855
Moody's                                             213,400              14,863,310
                                                                    ---------------
Total                                                                    87,137,499
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies                                161,600(b)            6,168,272
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Transocean                                          109,800(b)           10,786,752
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.5%)
Costco Wholesale                                    775,000              43,764,250
CVS Caremark                                        410,661              15,826,875
Wal-Mart Stores                                     387,300              18,435,480
                                                                    ---------------
Total                                                                    78,026,605
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Hershey                                             121,640               6,411,644
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
Cardinal Health                                     150,060              10,873,348
Express Scripts                                      57,000(b)            5,819,700
UnitedHealth Group                                  215,200              11,786,504
                                                                    ---------------
Total                                                                    28,479,552
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Hunter Douglas                                       38,403(c)            3,716,196
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble                                    186,300              11,839,365
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.2%)
Tyco Intl                                         1,514,444(c)           50,521,852
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INSURANCE (15.5%)
Ambac Financial Group                                50,300              $4,507,383
American Intl Group                                 701,300              50,732,041
Aon                                                 197,800               8,489,576
Berkshire Hathaway Cl B                              10,500(b)           38,062,499
Chubb                                                54,600               2,995,902
Loews                                               548,550              27,992,507
Markel                                                2,000(b)              986,000
Millea Holdings                                     260,800(c)           10,372,849
Principal Financial Group                            62,100               3,775,680
Progressive                                         954,720              22,006,296
Sun Life Financial                                   37,700(c)            1,780,948
Transatlantic Holdings                              161,225              11,553,384
                                                                    ---------------
Total                                                                   183,255,065
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.5%)
Amazon.com                                          133,100(b)            9,202,534
Expedia                                              70,800(b)            1,701,324
IAC/InterActiveCorp                                  72,700(b)            2,515,420
Liberty Media -- Interactive Cl A                   172,090(b,g)          4,169,741
                                                                    ---------------
Total                                                                    17,589,019
-----------------------------------------------------------------------------------

IT SERVICES (1.1%)
Iron Mountain                                       488,100(b)           13,417,869
-----------------------------------------------------------------------------------

MARINE (0.4%)
Kuehne & Nagel Intl                                  54,001(c)            4,960,450
-----------------------------------------------------------------------------------

MEDIA (6.8%)
Comcast Special Cl A                              1,317,050(b)           35,797,418
Gannett                                              44,300               2,605,726
Lagardere                                           138,500(c)           11,564,992
Liberty Media -- Capital Series A                    35,275(b,g)          3,982,548
News Corp Cl A                                      875,830              19,347,085
Virgin Media                                        202,972               5,261,034
WPP Group ADR                                        42,000(c)            3,101,280
                                                                    ---------------
Total                                                                    81,660,083
-----------------------------------------------------------------------------------

METALS & MINING (0.6%)
BHP Billiton                                        144,200(c)            3,512,024
Rio Tinto                                            55,000(c)            3,996,832
                                                                    ---------------
Total                                                                     7,508,856
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Sears Holdings                                       15,900(b)            2,862,318
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

OIL, GAS & CONSUMABLE FUELS (11.7%)
Canadian Natural Resources                           81,600(c)           $5,432,112
China Coal Energy Series H                        4,115,100(b,c)          5,312,255
ConocoPhillips                                      683,616              52,932,387
Devon Energy                                        347,500              26,681,050
EOG Resources                                       295,600              22,731,640
Occidental Petroleum                                473,420              26,023,897
                                                                    ---------------
Total                                                                   139,113,341
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                       128,900(d)            4,948,471
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Hang Lung Group                                     202,000(c)              811,011
-----------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
Toll Holdings                                       122,700(c)            2,346,576
-----------------------------------------------------------------------------------

SOFTWARE (2.1%)
Microsoft                                           812,400              24,916,308
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.4%)
Bed Bath & Beyond                                   152,400(b)            6,196,584
CarMax                                              222,200(b)            5,332,800
Lowe's Companies                                    175,100               5,746,782
                                                                    ---------------
Total                                                                    17,276,166
-----------------------------------------------------------------------------------

TOBACCO (3.4%)
Altria Group                                        564,000              40,100,400
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.2%)
China Merchants Holdings Intl                     2,248,116(c)            9,990,475
COSCO Pacific                                     1,476,200(c)            3,875,583
                                                                    ---------------
Total                                                                    13,866,058
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
SK Telecom ADR                                      218,900(c)            5,879,654
Sprint Nextel                                       642,600              14,683,410
                                                                    ---------------
Total                                                                    20,563,064
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $823,133,526)                                                 $1,177,863,023
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  15

MONEY MARKET FUND (1.7%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 19,781,822(f)          $19,781,822
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $19,781,822)                                                     $19,781,822
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $842,915,348)(h)                                              $1,197,644,845
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 15.9% of net assets.

(d) At May 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.5% of net assets. See Note 5 to the financial statements. 1.2% of net assets is the Fund's cash equivalent position.

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At May 31, 2007, the cost of securities for federal income tax purposes was $842,919,875 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $357,168,965
Unrealized depreciation                                             (2,443,995)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $354,724,970
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 16 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $823,133,526)         $1,177,863,023
   Affiliated money market fund (identified cost
      $19,781,822) (Note 6)                                         19,781,822
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $842,915,348)                                                 1,197,644,845
Foreign currency holdings (identified cost $233,052) (Note
   1)                                                                  232,426
Capital shares receivable                                              122,536
Dividends and accrued interest receivable                            1,938,692
Receivable for investment securities sold                            1,134,817
U.S. government securities held as collateral (Note 5)               3,772,480
------------------------------------------------------------------------------
Total assets                                                     1,204,845,796
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 453,208
Payable for investment securities purchased                          1,599,085
Payable upon return of securities loaned (Note 5)                   10,172,480
Accrued investment management services fee                              23,258
Accrued distribution fee                                               259,830
Accrued transfer agency fee                                                 17
Accrued administrative services fee                                      1,840
Accrued plan administration services fee                                   249
Other accrued expenses                                                 202,704
------------------------------------------------------------------------------
Total liabilities                                                   12,712,671
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $1,192,133,125
==============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    1,710,074
Additional paid-in capital                                         789,100,508
Undistributed net investment income                                  4,005,407
Accumulated net realized gain (loss)                                42,588,014
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      354,729,122
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $1,192,133,125
==============================================================================

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  17

MAY 31, 2007

Net assets applicable to outstanding
   shares:                                 Class A                           $  822,766,661
                                           Class B                           $  257,797,220
                                           Class C                           $   19,629,840
                                           Class I                           $   90,894,421
                                           Class R4                          $    1,044,983
Net asset value per share of outstanding
   capital stock:                          Class A shares     117,196,079    $         7.02
                                           Class B shares      37,969,190    $         6.79
                                           Class C shares       2,880,002    $         6.82
                                           Class I shares      12,814,095    $         7.09
                                           Class R4 shares        148,002    $         7.06
-------------------------------------------------------------------------------------------
*Including securities on loan, at value
   (Note 5)                                                                  $    9,564,100
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 18,822,294
Interest                                                              46,167
Income distributions from affiliated money market fund (Note
   6)                                                              1,592,713
Fee income from securities lending (Note 5)                           75,560
   Less foreign taxes withheld                                      (150,255)
----------------------------------------------------------------------------
Total income                                                      20,386,479
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 7,530,722
Distribution fee
   Class A                                                         1,949,704
   Class B                                                         2,565,192
   Class C                                                           186,220
Transfer agency fee
   Class A                                                         1,390,433
   Class B                                                           492,910
   Class C                                                            35,142
   Class R4                                                              955
Service fee -- Class R4                                                  450
Administrative services fees and expenses                            645,012
Plan administration services fee -- R4                                 1,226
Compensation of board members                                         21,621
Custodian fees                                                       115,800
Printing and postage                                                 173,000
Registration fees                                                     45,970
Professional fees                                                     30,327
Other                                                                 43,145
----------------------------------------------------------------------------
Total expenses                                                    15,227,829
   Expenses waived/reimbursed by the Investment Manager and
   its affiliates (Note 2)                                          (587,188)
----------------------------------------------------------------------------
                                                                  14,640,641
   Earnings and bank fee credits on cash balances (Note 2)           (57,716)
----------------------------------------------------------------------------
Total net expenses                                                14,582,925
----------------------------------------------------------------------------
Investment income (loss) -- net                                    5,803,554
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 71,546,051
   Foreign currency transactions                                     (24,549)
   Payment from affiliate (Note 2)                                     3,582
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           71,525,084
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    136,776,880
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            208,301,964
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $214,105,518
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                          2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $    5,803,554    $    2,961,376
Net realized gain (loss) on investments                    71,525,084        25,785,364
Net change in unrealized appreciation (depreciation)
   on investments
   and on translation of assets and liabilities in
   foreign currencies                                     136,776,880        86,711,178
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             214,105,518       115,457,918
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (2,347,965)       (2,587,961)
      Class I                                                (447,791)         (359,311)
      Class R4                                                 (4,295)           (3,294)
   Net realized gain
      Class A                                             (29,452,879)               --
      Class B                                              (9,841,659)               --
      Class C                                                (718,823)               --
      Class I                                              (2,951,043)               --
      Class R4                                                (36,627)               --
---------------------------------------------------------------------------------------
Total distributions                                       (45,801,082)       (2,950,566)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                108,377,694       195,638,314
   Class B shares                                          22,324,916        59,894,423
   Class C shares                                           2,607,148         4,222,741
   Class I shares                                          14,407,165        41,798,178
   Class R4 shares                                            195,846           238,361
Reinvestment of distributions at net asset value
   Class A shares                                          31,063,813         2,529,295
   Class B shares                                           9,701,218                --
   Class C shares                                             706,945                --
   Class I shares                                           3,398,562           359,276
   Class R4 shares                                             40,371             3,240
Payments for redemptions
   Class A shares                                        (174,918,568)     (173,307,197)
   Class B shares (Note 2)                                (91,019,763)     (102,536,266)
   Class C shares (Note 2)                                 (4,386,850)       (5,167,217)
   Class I shares                                         (25,405,304)         (318,508)
   Class R4 shares                                           (106,795)          (52,318)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (103,013,602)       23,302,322
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    65,290,834       135,809,674
Net assets at beginning of year                         1,126,842,291       991,032,617
---------------------------------------------------------------------------------------
Net assets at end of year                              $1,192,133,125    $1,126,842,291
=======================================================================================
Undistributed net investment income                    $    4,005,407    $    1,012,136
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  21

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 22 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2007, foreign currency holdings were comprised of European monetary units and Hong Kong dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  23

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $10,232 and accumulated net realized gain has been increased by $10,232.

--------------------------------------------------------------------------------

 24 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                     2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $2,347,965    $2,587,961
      Long-term capital gain....................    29,452,879            --
CLASS B
Distributions paid from:
      Ordinary income...........................            --            --
      Long-term capital gain....................     9,841,659            --
CLASS C
Distributions paid from:
      Ordinary income...........................            --            --
      Long-term capital gain....................       718,823            --
CLASS I
Distributions paid from:
      Ordinary income...........................       447,791       359,311
      Long-term capital gain....................     2,951,043            --
CLASS R4*
Distributions paid from:
      Ordinary income...........................         4,295         3,294
      Long-term capital gain....................        36,627            --

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  7,574,560
Accumulated long-term gain (loss).........................    $ 39,023,388
Unrealized appreciation (depreciation)....................    $354,724,595

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  25

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $596,440 for the year ended May 31, 2007.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

--------------------------------------------------------------------------------

 26 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

Other expenses in the amount of $14,336 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  27

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under the Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $1,056,620 for Class A, $207,052 for Class B and $2,351 for Class C for the year ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 28 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

For the year ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.13% for Class A, 1.89% for Class B, 1.89% for Class C and 0.96% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $433,519, $142,593, $10,352 and $724, respectively. Under an agreement which was effective until May 31, 2007, the Investment Manager and its affiliates agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.18% for Class A, 1.95% for Class B, 1.95% for Class C, 0.83% for Class I and 1.01% for Class R4 of the Fund's average daily net assets. Effective June 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance adjustment incentive adjustment, will not exceed 1.18% for Class A, 1.94% for Class B, 1.94% for Class C, 0.81% for Class I and 1.05% for Class R4 of the Fund's average daily net assets.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $57,716 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $3,582 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $130,268,888 and $279,113,039, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  29

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MAY 31, 2007
                          CLASS A       CLASS B     CLASS C     CLASS I     CLASS R4*
-------------------------------------------------------------------------------------
Sold                     17,217,812     3,594,240    420,198    2,250,585     30,206
Issued for reinvested
 distributions            4,749,819     1,527,751    110,980      514,934      6,145
Redeemed                (27,230,949)  (14,951,622)  (702,506)  (3,989,147)   (15,458)
-------------------------------------------------------------------------------------
Net increase
 (decrease)              (5,263,318)   (9,829,631)  (171,328)  (1,223,628)    20,893
-------------------------------------------------------------------------------------

                                           YEAR ENDED MAY 31, 2006
                           CLASS A       CLASS B     CLASS C     CLASS I    CLASS R4*
-------------------------------------------------------------------------------------
Sold                      33,874,810    10,636,594    745,838   7,044,001    41,307
Issued for reinvested
 distributions               422,253            --         --      59,581       539
Redeemed                 (29,530,315)  (18,064,841)  (898,797)    (53,128)   (8,629)
-------------------------------------------------------------------------------------
Net increase (decrease)    4,766,748    (7,428,247)  (152,959)  7,050,454    33,217
-------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed to Class R4.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2007, securities valued at $9,564,100 were on loan to brokers. For collateral, the Fund received $6,400,000 in cash and U.S. Government securities valued at $3,772,480. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $75,560 for the year ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

 30 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  31

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

 32 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  33

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.05          $5.45          $5.04          $4.15          $4.45
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03            .02            .01            .01            .02
Net gains (losses) (both realized and
 unrealized)                               1.21            .60            .42            .89           (.32)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.24            .62            .43            .90           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)          (.02)          (.02)          (.01)            --
Distributions from realized gains          (.25)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.27)          (.02)          (.02)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.02          $6.05          $5.45          $5.04          $4.15
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $823           $741           $641           $332           $201
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.13%(d)       1.26%          1.30%          1.34%(d)       1.35%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .67%           .46%           .58%           .42%           .52%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          12%            20%             2%             5%            41%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          20.76%         11.38%          8.57%         21.57%         (6.71%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.18%, 1.35% and 1.45% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 34 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.89          $5.32          $4.94          $4.09          $4.43
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)          (.02)          (.02)          (.01)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.16            .59            .40            .86           (.33)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.15            .57            .38            .85           (.34)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.25)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.79          $5.89          $5.32          $4.94          $4.09
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $258           $281           $294           $196           $135
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.89%(d)       2.03%          2.06%          2.10%(d)       2.11%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.11%)         (.30%)         (.20%)         (.34%)         (.24%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          12%            20%             2%             5%            41%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          19.76%         10.71%          7.69%         20.78%         (7.67%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.95%, 2.11% and 2.21% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.91          $5.34          $4.96          $4.11          $4.44
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)          (.01)          (.02)          (.01)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.17            .58            .40            .86           (.32)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.16            .57            .38            .85           (.33)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.25)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.82          $5.91          $5.34          $4.96          $4.11
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $20            $18            $17            $12             $8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.89%(d)       2.03%          2.07%          2.10%(d)       2.11%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.09%)         (.31%)         (.20%)         (.34%)         (.24%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          12%            20%             2%             5%            41%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          19.87%         10.67%          7.66%         20.68%         (7.43%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.94%, 2.12% and 2.21% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $6.11          $5.49          $5.07          $5.20
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06            .04            .02            .03
Net gains (losses) (both realized and
 unrealized)                               1.20            .62            .44           (.16)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.26            .66            .46           (.13)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)          (.04)          (.04)            --
Distributions from realized gains          (.25)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.28)          (.04)          (.04)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.09          $6.11          $5.49          $5.07
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $91            $86            $38             $8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .76%           .83%           .85%           .92%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.05%           .91%          1.10%           .92%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          12%            20%             2%             5%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          21.04%         11.96%          8.99%         (2.50%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  37

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.08          $5.47          $5.06          $4.16          $4.46
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05            .03            .02            .01            .02
Net gains (losses) (both realized and
 unrealized)                               1.21            .61            .42            .90           (.32)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.26            .64            .44            .91           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)          (.03)          (.03)          (.01)            --
Distributions from realized gains          (.25)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.28)          (.03)          (.03)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.06          $6.08          $5.47          $5.06          $4.16
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                         .96%(d)       1.09%          1.13%          1.17%(d)       1.16%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .87%           .64%           .79%           .58%           .71%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          12%            20%             2%             5%            41%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          20.99%         11.65%          8.70%         21.82%         (6.67%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.03%, 1.18% and 1.27% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Fundamental Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Fundamental Value Fund as of May 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  39

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.01968

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24687
Total distributions.........................................        $0.26655

CLASS B

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24687

CLASS C

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24687

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.03746

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24687
Total distributions.........................................        $0.28433

--------------------------------------------------------------------------------

 40 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.02895

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24687
Total distributions.........................................        $0.27582

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard-Partners in
901 S. Marquette Ave.    since 2007         Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 42 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  43

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  45

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement between RiverSource and the subadviser (the "Subadviser") (the "Subadvisory Agreement"), the Subadviser performs portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

 46 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadviser: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and the Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and the Subadviser were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance reflected the interrelationship of particular market conditions with the specific management style employed by the portfolio management team. Further, the Board met with the Subadviser and considered the broader positioning of the Fund's holdings, observing that the Subadviser's investment process, which includes a philosophy of lower turnover, is designed to lead to a more consistent performance experience over time. Additionally, the Board reviewed the performance of the Subadviser and the overall "subadvised" strategy. The Board noted, in particular, management's ongoing oversight and monitoring of the Subadviser's investment process and performance.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  47

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to all Funds, including the Fund. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

 48 RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                    RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2007 ANNUAL REPORT  49

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

     RIVERSOURCE(R) FUNDAMENTAL VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6236 K (7/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
SELECT VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE SELECT VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     20

Notes to Financial Statements.......     25

Report of Independent Registered
   Public Accounting Firm...........     44

Federal Income Tax Information......     45

Board Members and Officers..........     47

Approval of Investment Management
   Services Agreement...............     51

Proxy Voting........................     54

      (DALBAR LOGO)

The RiverSource mutual
fund shareholder reports
have been awarded the
Communications Seal from
Dalbar Inc., an
independent financial
services research firm.
The Seal recognizes
communications
demonstrating a level of
excellence in the
industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Select Value Fund seeks to provide shareholders with long-term growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets

                                  (PIE CHART)

Other(1)                                                       20.8%
Materials                                                       8.2%
Utilities                                                      10.3%
Information Technology                                         10.7%
Financials                                                     22.8%
Industrials                                                    14.4%
Consumer Discretionary                                         12.8%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Health Care 7.0%, Consumer Staples 5.2%, Energy 4.8%, Telecommunication Services 1.2% and Cash & Cash Equivalents(2) 2.6%.
(2) Of the 2.6%, 0.3% is due to security lending activity and 2.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Cadence Design Systems                2.6%
Lincoln Natl                          2.3%
URS                                   2.2%
RR Donnelley & Sons                   2.1%
VF                                    2.1%
Sonoco Products                       2.1%
Darden Restaurants                    2.1%
AptarGroup                            2.0%
Computer Sciences                     1.9%
Comerica                              1.9%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                          RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
X                          LARGE
X                          MEDIUM        SIZE
X                          SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

                             YEARS IN INDUSTRY
Kevin McCreesh, CFA                 20
Ronald Mushock, CFA                 15

WEDGE CAPITAL MANAGEMENT, L.L.P.

                             YEARS IN INDUSTRY
Michael James, CFA                  33
Peter Bridge                        25
Paul VeZolles, CFA                  22

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AXVAX          03/08/02
Class B                     AXVBX          03/08/02
Class C                     ACSVX          03/08/02
Class I                        --          03/04/04
Class R4(1)                    --          03/08/02
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $613.6 million
Number of holdings                              106

--------------------------------------------------------------------------------

 4 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource Select Value Fund Class A (excluding
  sales charge)                                       +24.19%

Russell 3000(R) Value Index (unmanaged)               +25.09%

Lipper Multi-Cap Value Funds Index                    +22.09%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.39%                        1.30%
Class B                                           2.15%                        2.06%
Class C                                           2.15%                        2.06%
Class I                                           0.95%                        0.91%
Class R4(b)                                       1.23%                        1.17%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03%), will not exceed 1.27% for Class A, 2.03% for Class B, 2.03% for Class C, 0.88% for Class I and 1.14% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                          RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                  SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  INCEPTION
 Class A (inception 3/8/02)          +24.19%  +15.09%  +13.35%    +12.21%
 Class B (inception 3/8/02)          +23.24%  +14.21%  +12.51%    +11.38%
 Class C (inception 3/8/02)          +23.32%  +14.23%  +12.52%    +11.39%
 Class I (inception 3/4/04)          +24.65%  +15.60%    N/A      +13.34%
 Class R4* (inception 3/8/02)        +24.27%  +15.28%  +13.55%    +12.40%

WITH SALES CHARGE
 Class A (inception 3/8/02)          +17.04%  +12.84%  +12.01%    +10.95%
 Class B (inception 3/8/02)          +19.21%  +13.24%  +12.26%    +11.26%
 Class C (inception 3/8/02)          +22.52%  +14.23%  +12.52%    +11.39%

AT JUNE 30, 2007                                                  SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  INCEPTION
 Class A (inception 3/8/02)          +21.18%  +13.57%  +14.19%    +11.58%
 Class B (inception 3/8/02)          +20.13%  +12.66%  +13.33%    +10.75%
 Class C (inception 3/8/02)          +20.21%  +12.74%  +13.34%    +10.76%
 Class I (inception 3/4/04)          +21.67%  +14.09%    N/A      +12.31%
 Class R4* (inception 3/8/02)        +21.28%  +13.77%  +14.39%    +11.77%

WITH SALES CHARGE
 Class A (inception 3/8/02)          +14.22%  +11.35%  +12.84%    +10.35%
 Class B (inception 3/8/02)          +16.20%  +11.69%  +13.08%    +10.63%
 Class C (inception 3/8/02)          +19.43%  +12.74%  +13.34%    +10.76%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Select Value Fund Class A shares (excluding sales charge) increased 24.19% for the 12 months ended May 31, 2007, underperforming the Fund's benchmark, the Russell 3000 (R) Value Index (Russell Index), which increased 25.09%. The Fund outperformed its peer group, as represented by the Lipper Multi-Cap Value Funds Index, which increased 22.09% for the same time frame. The Fund's portfolio turnover rate for the period was 159%.

Effective Sept. 29, 2006, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management, L.L.P. (WEDGE) replaced Gabelli Asset Management Company (GAMCO) as subadvisers to the Fund. As of May 31, 2007, each subadviser managed approximately 50% of the Fund's portfolio.

Q: What factors most significantly impacted performance for your portion of the Fund during the fiscal year?

   SYSTEMATIC: In our portion of the Fund, favorable results came from strong stock selection in the consumer discretionary, materials, telecommunication services and energy sectors. The portfolio had a smaller financials position and a larger industrials position than the Russell Index, which also contributed to performance.

   Within the consumer discretionary sector, retail apparel designer Phillips-Van Heusen was the largest contributor to performance. Through acquisitions of companies such as Calvin Klein and Izod, Phillips-Van Heusen is building itself into a "lifestyle" brand and, as a result, is being rewarded on Wall Street. Despite a strong increase in the company's share price over the past several years, the stock still trades at a valuation discount compared to other competitors. Although our portion of the Fund's consumer discretionary stocks as a whole performed well, Office Max detracted from performance. Due in part to lower gross margins on product sales, the office supply retailer reported disappointing earnings. Given the poor first quarter results and weaker-than-expected retail sales margins, we sold the position.

   Another contributor to portfolio performance was Albermarle in the materials sector. This specialty chemical company reported robust quarterly earnings due to strong financial performance in each of its three business segments. We eliminated this position based on our concern about its relatively high valuation.

--------------------------------------------------------------------------------

                          RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   IN OUR PORTION OF THE FUND, FAVORABLE RESULTS CAME FROM STRONG STOCK SELECTION IN THE CONSUMER DISCRETIONARY, MATERIALS, TELECOMMUNICATION SERVICES AND ENERGY SECTORS.

                                                       -- SYSTEMATIC

   Stock selection in the information technology and financials sectors detracted slightly from return relative to the Russell Index. While our selections within the utilities sector added value, having a smaller utility weighting than the Russell Index was detrimental during this period. In our opinion, the utilities sector is largely overvalued, as it is trading at historical highs based on both its price-to-earnings ratio and dividend yield. Thus, we believe the underweight is prudent.

   WEDGE: During the period that we have been managing part of the Fund, the major positive contributors included a smaller-than-Russell Index position in the financials sector and stock selection within that sector; primarily Compass Bancshares, Comerica and United Rentals. The portfolio's materials weighting was larger than that of the Russell Index, which was advantageous as well. Retail stock selection -- VF Corporation and Family Dollar Stores -- also had a positive impact on results for the period.

   Conversely, stock selection in the utilities sector hurt performance. Hydro-electric company Idacorp suffered from low water flows due to disappointing snowfall levels, and Pinnacle West Capital faced uncertainty concerning a pending rate increase request. The portfolio had a smaller energy position than the Russell Index, which also detracted from results.

--------------------------------------------------------------------------------

 8 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   GAMCO: During the period in which we managed the portfolio (June 1, 2006 through Sept. 29, 2006) our top performers spanned several industries. Pharmaceutical holdings in the health care sector were strong, as were the Fund's telephone and utility stock holdings. Cablevision's third quarter results were impressive, and the stock performed well on news of a bid to take the company private. Food stocks, such as Groupe Danone, also generated solid returns during the period. The company's leading position in yogurt and bottled water, strong financial dynamics and an attractive new product pipeline helped the stock perform well. Detracting from performance were manufactured and modular housing stocks, which declined during the period, along with homebuilders. Recreational vehicle companies suffered the brunt of declining consumer discretionary spending and also detracted from performance.

Q: What changes did you make to your portion of the Fund?

   SYSTEMATIC: Since we began managing a portion of the Fund, we have increased exposure in the consumer discretionary, materials and industrials sectors, while decreasing exposure in the utilities, information technology and financials sectors.

   WEDGE: During the eight months we have managed a portion of the Fund, changes to the portfolio have been fairly minor. Within the banking industry, we purchased Comerica, which trades at significant valuation discounts to its peers despite dramatic risk-reducing shifts in its geographic and business mix. In our view, Comerica offers attractive downside protection given its share buyback program, dividend and takeover prospects. Also within banking, we sold Compass, taking advantage of higher prices associated with its business model and takeover speculation.

   In the information technology sector, we tendered shares of Hyperion, a provider of business intelligence and performance management software, in conjunction with Oracle's purchase of the company. We reduced holdings of Hormel Foods, a producer of branded meats, due to cost pressure from higher corn prices. We added discount retailer Family Dollar Stores to the portfolio. This stock was attractively valued and management has placed renewed emphasis on bolstering earnings and return on invested capital by slowing growth and focusing instead on the basics of running the business.

--------------------------------------------------------------------------------

                          RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

Q: How are you positioning your portion of the Fund going forward?

   SYSTEMATIC: At the end of the annual period, positions in the telecommunication services, energy, industrials, health care and information technology sectors were larger than those of the Russell Index. Positions in the consumer staples, financials and utilities sectors were smaller than those of the Russell Index. Within the consumer discretionary sector, we have avoided investing in homebuilders. Lastly, the health care sector's attractive valuations and strong cash-flow characteristics have led to a larger weighting in that sector.

   WEDGE: We believe continued economic growth is likely, although at a slower pace. However, uncertainty continues to increase, as low unemployment levels, healthy job growth and rising incomes are helping to offset sluggishness in housing, manufacturing and business spending. Profit margins may be under some pressure and earnings growth will probably slow significantly in 2007, which we believe should lead to improved performance from higher quality companies.

   Consistent with our economic outlook and relative valuations, our portfolio segment has smaller-than-Russell Index positions in the financials, utilities and consumer sectors. Weightings in information technology and health care are larger than those of the Russell Index. We believe the information technology sector should benefit from attractive valuations as companies look for new ways to increase productivity in a slower growth economy. Similarly, we believe that health care should also become increasingly attractive as the earnings growth rate slows for the market as a whole.

--------------------------------------------------------------------------------

 10 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   WE BELIEVE THE INFORMATION TECHNOLOGY SECTOR SHOULD BENEFIT FROM ATTRACTIVE VALUATIONS AS COMPANIES LOOK FOR NEW WAYS TO INCREASE PRODUCTIVITY IN A SLOWER GROWTH ECONOMY.

                                                            -- WEDGE
   While maintaining emphasis on high-quality companies with sustainable earnings growth, we will seek to increase the portfolio's weighted average capitalization in anticipation of the market's rotation to larger capitalization companies, increase the Fund's allocation to financial companies as the yield curve returns to a more normalized shape and increase the portfolio's dividend yield. Implementation of these themes is subject to finding stocks with what we believe are appropriate company fundamentals and reasonable valuations.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Select Value Fund Class A shares (from 4/1/02 to 5/31/07)* as compared to the performance of two widely cited performance indices, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 8, 2002. Russell 3000 Value Index and Lipper peer group data is from April 1, 2002.

COMPARATIVE RESULTS

Results at May 31, 2007
                                                                              SINCE
                                          1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE SELECT VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,704    $14,368    $17,631      $17,218
        Average annual total return        +17.04%    +12.84%    +12.01%      +10.95%
RUSSELL 3000 VALUE INDEX(1)
        Cumulative value of $10,000       $12,509    $16,330    $18,157      $17,663
        Average annual total return        +25.09%    +17.76%    +12.67%      +11.64%
LIPPER MULTI-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000       $12,209    $15,320    $17,180      $16,656
        Average annual total return        +22.09%    +15.28%    +11.43%      +10.38%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SELECT VALUE FUND LINE GRAPH)

                                             RIVERSOURCE SELECT VALUE
                                           FUND CLASS A (INCLUDES SALES   RUSSELL 3000 VALUE INDEX(1)    LIPPER MULTI-CAP VALUE
                                                CHARGE) ($17,218)                  ($17,663)            FUNDS INDEX(2) ($16,656)
                                           ----------------------------   ---------------------------   ------------------------
4/1/02                                                9425                          10000                       10000
5/02                                                  9204                           9729                        9696
5/03                                                  9400                           8969                        9078
5/04                                                 11295                          10817                       10870
5/05                                                 12500                          12487                       12250
5/06                                                 13865                          14120                       13643
5/07                                                 17218                          17663                       16656

(1) The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from March 8, 2002. Russell 3000 Value Index and Lipper peer group data is from April 1, 2002.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,137.10        $ 7.19           1.35%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.20        $ 6.79           1.35%
 Class B
   Actual(b)                   $1,000         $1,132.90        $11.22(c)        2.11%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.41        $10.60(c)        2.11%
 Class C
   Actual(b)                   $1,000         $1,133.70        $11.22(c)        2.11%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.41        $10.60(c)        2.11%
 Class I
   Actual(b)                   $1,000         $1,139.70        $ 5.28(c)         .99%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.00        $ 4.99(c)         .99%
 Class R4
   Actual(b)                   $1,000         $1,137.10        $ 6.29(c)        1.18%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.05        $ 5.94(c)        1.18%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +13.71% for Class A, +13.29% for Class B, +13.37% for Class C, +13.97% for Class I and +13.71% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 2.03% for Class B, 2.03% for Class C, 0.88% for Class I and 1.14% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2007. If these changes had been in place for the entire six months ended May 31, 2007, the actual expenses paid would have been $5.12 for Class I and $6.50 for Class R4; the hypothetical expenses paid would have been $4.84 for Class I and $6.14 for Class R4. The actual and hypothetical expenses for Class B and Class C would have been the same as those presented in the table above.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.0%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.4%)
Goodrich                                             39,500              $2,349,855
-----------------------------------------------------------------------------------

AUTO COMPONENTS (1.4%)
American Axle & Mfg Holdings                        159,900               4,608,318
BorgWarner                                           43,800               3,686,208
                                                                    ---------------
Total                                                                     8,294,526
-----------------------------------------------------------------------------------

BEVERAGES (1.2%)
Molson Coors Brewing Cl B                            77,800               7,124,146
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.1%)
AG Edwards                                           57,500               5,069,200
MCG Capital                                         136,300               2,404,332
Northern Trust                                       82,900               5,395,132
                                                                    ---------------
Total                                                                    12,868,664
-----------------------------------------------------------------------------------

CHEMICALS (1.7%)
Celanese Series A                                   180,400               6,564,756
CF Inds Holdings                                     85,200               3,810,996
                                                                    ---------------
Total                                                                    10,375,752
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
Comerica                                            189,400              11,900,002
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.7%)
Covanta Holding                                     286,100(b)            7,095,280
Knoll                                                97,900               2,369,180
RR Donnelley & Sons                                 306,700              13,132,894
                                                                    ---------------
Total                                                                    22,597,354
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
ARRIS Group                                         248,500(b)            4,087,825
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.8%)
Electronics for Imaging                              86,200(b)            2,457,562
NCR                                                  42,100(b)            2,259,507
                                                                    ---------------
Total                                                                     4,717,069
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSTRUCTION & ENGINEERING (2.8%)
Chicago Bridge & Iron                               101,200(c)           $3,942,752
URS                                                 264,500(b)           13,299,060
                                                                    ---------------
Total                                                                    17,241,812
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (5.1%)
AptarGroup                                          336,400              12,635,184
Ball                                                100,300               5,552,608
Sonoco Products                                     298,700              12,933,710
                                                                    ---------------
Total                                                                    31,121,502
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
NTELOS Holdings                                      52,000(b)            1,311,440
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (7.2%)
American Electric Power                             170,000               8,097,100
Edison Intl                                          86,900               5,063,663
Idacorp                                             344,800              11,450,808
Northeast Utilities                                 204,000               6,203,640
Pinnacle West Capital                               223,700              10,386,391
PPL                                                  61,000               2,803,560
                                                                    ---------------
Total                                                                    44,005,162
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.8%)
Cooper Inds Cl A                                    110,200               5,904,516
General Cable                                        79,000(b)            5,383,850
                                                                    ---------------
Total                                                                    11,288,366
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Flextronics Intl                                    730,600(b,c)          8,438,430
Mettler Toledo Intl                                  26,100(b,c)          2,565,630
                                                                    ---------------
Total                                                                    11,004,060
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
Noble                                                74,300               6,864,577
Oil States Intl                                      42,300(b)            1,646,739
                                                                    ---------------
Total                                                                     8,511,316
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

FOOD & STAPLES RETAILING (1.3%)
Central European Distribution                        47,500(b)           $1,639,225
Ruddick                                             208,000               6,508,320
                                                                    ---------------
Total                                                                     8,147,545
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.6%)
HJ Heinz                                             87,800               4,177,524
Hormel Foods                                        150,200               5,624,990
                                                                    ---------------
Total                                                                     9,802,514
-----------------------------------------------------------------------------------

GAS UTILITIES (2.5%)
AGL Resources                                       118,500               5,055,210
Questar                                              93,800              10,131,338
                                                                    ---------------
Total                                                                    15,186,548
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Beckman Coulter                                     132,600               8,672,040
DENTSPLY Intl                                        88,500               3,198,390
                                                                    ---------------
Total                                                                    11,870,430
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Chemed                                               29,800               1,996,600
CIGNA                                                54,900               9,202,887
McKesson                                            100,800               6,363,504
                                                                    ---------------
Total                                                                    17,562,991
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.6%)
IMS Health                                          306,600              10,025,820
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.7%)
Darden Restaurants                                  282,900              12,891,753
Jack in the Box                                      51,200(b)            3,915,264
                                                                    ---------------
Total                                                                    16,807,017
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Snap-On                                              77,000               4,163,390
-----------------------------------------------------------------------------------

INSURANCE (8.5%)
Aon                                                 111,000               4,764,120
Lincoln Natl                                        196,900              14,275,249
Old Republic Intl                                   489,600              10,604,736
ProAssurance                                         42,300(b)            2,390,796
Safeco                                              167,600              10,516,900
UnumProvident                                       140,000               3,715,600
Zenith Natl Insurance                               116,600               5,639,942
                                                                    ---------------
Total                                                                    51,907,343
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INTERNET & CATALOG RETAIL (0.7%)
Priceline.com                                        67,500(b)           $4,174,200
-----------------------------------------------------------------------------------

IT SERVICES (2.1%)
Computer Sciences                                   216,100(b)           11,971,940
MPS Group                                            57,700(b)              793,375
                                                                    ---------------
Total                                                                    12,765,315
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Mattel                                              168,800               4,728,088
Polaris Inds                                         29,000               1,597,610
                                                                    ---------------
Total                                                                     6,325,698
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Millipore                                            49,700(b)            3,716,069
-----------------------------------------------------------------------------------

MACHINERY (2.8%)
CNH Global                                           82,000(c)            4,016,360
Eaton                                                67,100               6,289,954
Harsco                                               59,700               3,179,622
Parker Hannifin                                      34,900               3,537,464
                                                                    ---------------
Total                                                                    17,023,400
-----------------------------------------------------------------------------------

MARINE (0.4%)
DryShips                                             61,800(c)            2,536,890
-----------------------------------------------------------------------------------

MEDIA (0.6%)
Interpublic Group of Companies                          426(b)                5,006
Shaw Communications Cl B                             93,000(c)            3,875,310
                                                                    ---------------
Total                                                                     3,880,316
-----------------------------------------------------------------------------------

METALS & MINING (1.5%)
Chaparral Steel                                      36,200               2,649,840
Freeport-McMoRan Copper & Gold                       68,000               5,351,600
Haynes Intl                                          13,900(b)            1,232,374
                                                                    ---------------
Total                                                                     9,233,814
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.9%)
Big Lots                                             56,500(b)            1,779,750
Family Dollar Stores                                188,800               6,353,120
JC Penney                                            46,300               3,726,224
                                                                    ---------------
Total                                                                    11,859,094
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
NSTAR                                               129,200               4,500,036
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

OIL, GAS & CONSUMABLE FUELS (3.4%)
Chesapeake Energy                                   238,500              $8,314,110
CONSOL Energy                                        71,900               3,493,621
Frontier Oil                                        147,300               5,930,298
Williams Companies                                  101,800               3,233,168
                                                                    ---------------
Total                                                                    20,971,197
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (7.4%)
Apartment Investment & Management Cl A               94,200               5,168,754
DiamondRock Hospitality                             232,700               4,872,738
Duke Realty                                         259,400              10,407,128
Health Care REIT                                    167,300(d)            7,322,721
Mid-America Apartment Communities                    25,100               1,474,625
NorthStar Realty Finance                            232,100               3,344,561
Realty Income                                       266,700               7,312,914
Simon Property Group                                 52,100               5,625,758
                                                                    ---------------
Total                                                                    45,529,199
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
Jones Lang LaSalle                                   29,900               3,489,330
-----------------------------------------------------------------------------------

ROAD & RAIL (1.5%)
Werner Enterprises                                  468,300               9,052,239
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
MEMC Electronic Materials                            90,700(b)            5,512,746
Microchip Technology                                152,300               6,180,334
                                                                    ---------------
Total                                                                    11,693,080
-----------------------------------------------------------------------------------

SOFTWARE (3.6%)
Cadence Design Systems                              710,800(b)           16,142,268
Sybase                                              241,800(b)            5,817,708
                                                                    ---------------
Total                                                                    21,959,976
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Payless ShoeSource                                   82,100(b)            2,932,612
RadioShack                                           50,000               1,707,000
                                                                    ---------------
Total                                                                     4,639,612
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TEXTILES, APPAREL & LUXURY GOODS (3.0%)
Phillips-Van Heusen                                  91,600              $5,598,592
VF                                                  138,200              12,960,396
                                                                    ---------------
Total                                                                    18,558,988
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.5%)
New York Community Bancorp                          222,400               3,887,552
PMI Group                                            70,700               3,495,408
Washington Federal                                  151,000               3,787,080
Webster Financial                                    92,700               4,170,573
                                                                    ---------------
Total                                                                    15,340,613
-----------------------------------------------------------------------------------

TOBACCO (1.1%)
Loews-Carolina Group                                 87,800(f)            6,826,450
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.1%)
United Rentals                                      204,400(b)            6,857,620
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Rogers Communications Cl B                          149,100(c)            6,186,159
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $524,922,038)                                                   $601,391,744
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.6%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 16,176,416(g)          $16,176,416
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $16,176,416)                                                     $16,176,416
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $541,098,454)(h)                                                $617,568,160
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 5.1% of net assets.

(d) At May 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.3% of net assets. See Note 5 to the financial statements. 2.3% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At May 31, 2007, the cost of securities for federal income tax purposes was $541,078,888 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                         $81,417,857
Unrealized depreciation                                          (4,928,585)
---------------------------------------------------------------------------
Net unrealized appreciation                                     $76,489,272
---------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $524,922,038)         $601,391,744
   Affiliated money market fund (identified cost
   $16,176,416) (Note 6)                                          16,176,416
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $541,098,454)                                                 617,568,160
Cash in bank on demand deposit                                           438
Foreign currency holdings (identified cost $12,880) (Note 1)          13,227
Capital shares receivable                                            106,577
Dividends and accrued interest receivable                            811,582
Receivable for investment securities sold                          9,199,564
----------------------------------------------------------------------------
Total assets                                                     627,699,548
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               147,970
Payable for investment securities purchased                       11,893,890
Payable upon return of securities loaned (Note 5)                  1,840,000
Accrued investment management services fee                            13,005
Accrued distribution fee                                             137,199
Accrued transfer agency fee                                            2,155
Accrued administrative services fee                                      991
Accrued plan administration services fee                                  22
Other accrued expenses                                               112,280
----------------------------------------------------------------------------
Total liabilities                                                 14,147,512
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $613,552,036
============================================================================

--------------------------------------------------------------------------------

 20 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

MAY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $  1,043,182
Additional paid-in capital                                       508,939,336
Undistributed net investment income                                2,196,806
Accumulated net realized gain (loss) (Note 8)                     24,902,579
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                     76,470,133
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $613,552,036
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $448,392,699
                                             Class B                          $125,804,793
                                             Class C                          $  8,953,531
                                             Class I                          $ 30,305,964
                                             Class R4                         $     95,049
Net asset value per share of outstanding
   capital stock:                            Class A shares     75,595,343    $       5.93
                                             Class B shares     22,107,427    $       5.69
                                             Class C shares      1,574,251    $       5.69
                                             Class I shares      5,025,259    $       6.03
                                             Class R4 shares        15,886    $       5.98
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                   $  1,750,800
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  21

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 10,231,662
Interest                                                             377,535
Income distributions from underlying funds                           667,389
Fee income from securities lending (Note 5)                           24,382
   Less foreign taxes withheld                                       (24,928)
----------------------------------------------------------------------------
Total income                                                      11,276,040
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 4,807,861
Distribution fee
   Class A                                                         1,116,653
   Class B                                                         1,282,538
   Class C                                                            88,805
Transfer agency fee
   Class A                                                           928,237
   Class B                                                           286,711
   Class C                                                            19,485
   Class R4                                                               97
Service fee -- Class R4                                                   44
Administrative services fees and expenses                            355,085
Plan administration services fee -- Class R4                              96
Compensation of board members                                         11,735
Custodian fees                                                       137,789
Printing and postage                                                 167,385
Registration fees                                                     44,774
Professional fees                                                     26,337
Other                                                                 28,872
----------------------------------------------------------------------------
Total expenses                                                     9,302,504
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (538,058)
----------------------------------------------------------------------------
                                                                   8,764,446
   Earnings and bank fee credits on cash balances (Note 2)           (41,274)
----------------------------------------------------------------------------
Total net expenses                                                 8,723,172
----------------------------------------------------------------------------
Investment income (loss) -- net                                    2,552,868
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 22 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

YEAR ENDED MAY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $210,783,899
   Foreign currency transactions                                      (1,600)
   Payment from affiliate (Note 2)                                    28,580
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          210,810,879
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (84,939,149)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            125,871,730
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $128,424,598
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                           2007             2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) net                             $   2,552,868    $   7,160,032
Net realized gain (loss) on investments                    210,810,879       58,525,793
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in
   foreign currencies                                      (84,939,149)       7,188,103
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              128,424,598       72,873,928
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (6,198,063)        (529,693)
      Class B                                                 (640,266)              --
      Class C                                                  (52,194)              --
      Class I                                                 (291,592)         (51,359)
      Class R4                                                  (1,264)            (184)
   Net realized gain
      Class A                                             (145,971,366)      (6,806,512)
      Class B                                              (42,827,884)      (2,414,412)
      Class C                                               (2,978,263)        (151,973)
      Class I                                               (5,183,159)        (260,751)
      Class R4                                                 (26,427)          (1,333)
---------------------------------------------------------------------------------------
Total distributions                                       (204,170,478)     (10,216,217)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
      Class A shares (Note 2)                               39,605,033       60,014,047
      Class B shares                                         7,553,063       16,495,618
      Class C shares                                           841,052        1,486,765
      Class I shares                                        15,316,445        6,962,213
      Class R4 shares                                           23,600           31,999
Reinvestment of distributions at net asset value
      Class A shares                                       148,792,838        7,200,569
      Class B shares                                        42,768,343        2,375,087
      Class C shares                                         2,974,801          147,488
      Class I shares                                         5,472,632          312,026
      Class R4 shares                                           21,201            1,272
Payments for redemptions
      Class A shares                                      (147,400,373)    (175,458,065)
      Class B shares (Note 2)                              (57,826,645)     (85,499,800)
      Class C shares (Note 2)                               (3,354,820)      (4,718,293)
      Class I shares                                        (1,948,505)      (9,303,823)
      Class R4 shares                                          (22,033)         (26,759)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             52,816,632     (179,979,656)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (22,929,248)    (117,321,945)
Net assets at beginning of year                            636,481,284      753,803,229
---------------------------------------------------------------------------------------
Net assets at end of year                                $ 613,552,036    $ 636,481,284
=======================================================================================
Undistributed net investment income                      $   2,196,806    $   7,183,354
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of mid-cap companies as well as companies with larger and smaller market capitalizations. For these purposes, the Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000 Value Index.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  25

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 26 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2007, foreign currency holdings were entirely comprised of British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  27

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $356,037 and accumulated net realized gain has been increased by $356,037.

--------------------------------------------------------------------------------

 28 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                    2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $  6,198,063    $  529,693
      Long-term capital gain..................     145,971,366     6,806,512
CLASS B
Distributions paid from:
      Ordinary income.........................         640,266            --
      Long-term capital gain..................      42,827,884     2,414,412
CLASS C
Distributions paid from:
      Ordinary income.........................          52,194            --
      Long-term capital gain..................       2,978,263       151,973
CLASS I
Distributions paid from:
      Ordinary income.........................         291,592        51,359
      Long-term capital gain..................       5,183,159       260,751
CLASS R4*
Distributions paid from:
      Ordinary income.........................           1,264           184
      Long-term capital gain..................          26,427         1,333

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $23,383,943
Accumulated long-term gain (loss)..........................    $ 8,571,096
Unrealized appreciation (depreciation).....................    $71,614,479

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  29

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $151,566 for the year ended May 31, 2007.

--------------------------------------------------------------------------------

 30 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

The Investment Manager has a Subadvisory Agreement with Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management, L.L.P. (WEDGE). Effective Sept. 29, 2006, Systematic and WEDGE replaced GAMCO Asset Management Inc. as subadvisers to the Fund. New Investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interest of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $9,380 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  31

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $406,709 for Class A, $110,926 for Class B and $475 for Class C for the year ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 32 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

For the year ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.30% for Class A, 2.06% for Class B, 2.06% for Class C, 0.94% for Class I and 1.13% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $390,147, $110,180, $7,537 and $72, respectively, and the management fees waived at the Fund level were $30,122. Under an agreement which was effective until May 31, 2007, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.27% for Class A, 2.04% for Class B, 2.04% for Class C, 0.92% for Class I and 1.10% for Class R4 of the Fund's average daily net assets. Effective June 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class A, 2.03% for Class B, 2.03% for Class C, 0.88% for Class I and 1.14% for Class R4 of the Fund's average daily net assets.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $41,274 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $28,580 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $927,755,330 and $1,059,068,640, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $7,352 for the year ended May 31, 2007.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  33

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                            YEAR ENDED MAY 31, 2007
                            CLASS A      CLASS B     CLASS C     CLASS I    CLASS R4*
-------------------------------------------------------------------------------------
Sold                        6,084,785    1,238,651    134,854   2,561,221     4,294
Issued for reinvested
 distributions             28,341,487    8,468,979    589,070   1,026,760     4,008
Redeemed                  (22,452,423)  (9,000,858)  (521,477)   (330,634)   (3,533)
-------------------------------------------------------------------------------------
Net increase (decrease)    11,973,849      706,772    202,447   3,257,347     4,769
-------------------------------------------------------------------------------------

                                           YEAR ENDED MAY 31, 2006
                          CLASS A       CLASS B     CLASS C     CLASS I     CLASS R4*
-------------------------------------------------------------------------------------
Sold                      8,666,493     2,447,173    220,780      997,688     4,623
Issued for reinvested
 distributions            1,065,172       360,408     22,381       45,685       187
Redeemed                (25,144,894)  (12,587,732)  (695,729)  (1,354,808)   (3,621)
-------------------------------------------------------------------------------------
Net increase (decrease) (15,413,229)   (9,780,151)  (452,568)    (311,435)    1,189
-------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2007, securities valued at $1,750,800 were on loan to brokers. For collateral, the Fund received $1,840,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $24,382 for the year ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

 34 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over remaining of $4,875,220 acquired in connection with a merger on June 25, 2004, that if not offset by future capital gains realized after May 31, 2007 will expire as follows:

   2011             2012
$2,366,790       $2,508,430

All of the above capital loss carry-overs were acquired in connection with the AXP Progressive Fund merger. The yearly utilization of the acquired capital loss carry-overs is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  35

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

 36 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  37

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 38 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.27          $6.65          $6.13          $5.11          $5.01
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05            .08            .02             --            .01
Net gains (losses) (both realized and
 unrealized)                               1.35            .64            .63           1.03            .10
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.40            .72            .65           1.03            .11
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.11)          (.01)          (.01)            --           (.01)
Distributions from realized gains         (2.63)          (.09)          (.12)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.74)          (.10)          (.13)          (.01)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.93          $7.27          $6.65          $6.13          $5.11
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $448           $463           $525           $323           $156
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.30%(d)       1.30%          1.33%          1.38%          1.44%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .59%          1.21%           .35%           .06%           .42%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         159%             7%            12%            15%            31%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          24.19%         10.92%         10.66%         20.17%          2.12%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.39% and 1.65% for the years ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  39

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.06          $6.50          $6.04          $5.07          $5.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --            .07           (.02)          (.03)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.30            .58            .60           1.01            .08
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.30            .65            .58            .98            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.04)            --             --             --             --
Distributions from realized gains         (2.63)          (.09)          (.12)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.67)          (.09)          (.12)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.69          $7.06          $6.50          $6.04          $5.07
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $126           $151           $203           $172            $94
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.06%(d)       2.06%          2.09%          2.15%          2.20%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.18%)          .37%          (.43%)         (.71%)         (.34%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         159%             7%            12%            15%            31%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          23.24%         10.13%          9.76%         19.27%          1.46%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.15% and 2.41% for the years ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.06          $6.50          $6.04          $5.07          $5.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --            .07           (.02)          (.03)          (.01)
Net gains (losses) (both realized and
 unrealized)                               1.31            .58            .60           1.01            .08
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.31            .65            .58            .98            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)            --             --             --             --
Distributions from realized gains         (2.63)          (.09)          (.12)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.68)          (.09)          (.12)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.69          $7.06          $6.50          $6.04          $5.07
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $9            $10            $12            $10             $5
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.06%(d)       2.06%          2.09%          2.15%          2.20%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.17%)          .40%          (.43%)         (.71%)         (.34%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         159%             7%            12%            15%            31%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          23.32%         10.13%          9.76%         19.27%          1.46%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.15% and 2.41% for the years ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  41

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $7.36          $6.70          $6.16          $6.34
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07            .12            .04            .02
Net gains (losses) (both realized and
 unrealized)                               1.38            .65            .63           (.20)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.45            .77            .67           (.18)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.15)          (.02)          (.01)            --
Distributions from realized gains         (2.63)          (.09)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.78)          (.11)          (.13)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.03          $7.36          $6.70          $6.16
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $30            $13            $14             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .94%(e)        .83%           .86%           .94%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.00%          1.56%           .80%           .83%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         159%             7%            12%            15%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          24.65%         11.62%         11.02%         (2.84%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 0.95% for the year ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.32          $6.68          $6.15          $5.12          $5.01
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06            .10            .03             --            .02
Net gains (losses) (both realized and
 unrealized)                               1.36            .64            .63           1.04            .10
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.42            .74            .66           1.04            .12
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.13)          (.01)          (.01)            --           (.01)
Distributions from realized gains         (2.63)          (.09)          (.12)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.76)          (.10)          (.13)          (.01)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.98          $7.32          $6.68          $6.15          $5.12
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.13%(d)       1.12%          1.15%          1.22%          1.25%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .77%          1.63%           .51%           .21%           .63%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         159%             7%            12%            15%            31%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          24.27%         11.26%         10.81%         20.36%          2.35%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.22% and 1.47% for the years ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Select Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Select Value Fund as of May 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

 44 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.11155

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $2.63187
Total distributions.........................................        $2.74342

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................         0.04012

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $2.63187
Total distributions.........................................        $2.67199

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04546

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $2.63187
Total distributions.........................................        $2.67733

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  45

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14733

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $2.63187
Total distributions.........................................        $2.77920

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12513

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $2.63187
Total distributions.........................................        $2.75700

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 46 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard-Partners in
901 S. Marquette Ave.    since 2007         Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  47

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 48 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  49

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 50 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements between RiverSource and each subadviser (collectively, the "Subadvisers") (the "Subadvisory Agreements"), the Subadvisers perform portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  51

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadvisers and the overall "subadvised" strategy. The Board noted, in particular, management's ongoing oversight and monitoring of each Subadviser's investment process and performance.

--------------------------------------------------------------------------------

 52 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to all Funds, including the Fund. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                         RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT  53

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 54 RIVERSOURCE SELECT VALUE FUND -- 2007 ANNUAL REPORT

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

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

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

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

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

     RIVERSOURCE(R) SELECT VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus. RiverSource(R) mutual funds are
                                    distributed by RiverSource Distributors, Inc. and
                                    Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by RiverSource Investments, LLC. These companies
       (RIVERSOURCE INVESTMENTS     are part of Ameriprise Financial, Inc.
       LOGO)                                                                                                  S-6240 J (7/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
SMALL CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE SMALL CAP EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     24

Notes to Financial Statements.......     29

Report of Independent Registered
   Public Accounting Firm...........     49

Federal Income Tax Information......     50

Board Members and Officers..........     51

Approval of Investment Management
   Services Agreement...............     55

Proxy Voting........................     58

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Small Cap Equity Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets

                                  (PIE CHART)

Other(1)                                                       16.8%
Materials                                                       6.2%
Financials                                                     12.6%
Health Care                                                    13.0%
Industrials                                                    18.9%
Information Technology                                         17.7%
Consumer Discretionary                                         14.8%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1)  Includes Energy 5.6%, Consumer Staples 3.5%, Utilities 2.9%,
     Telecommunication Services 1.0% and Cash & Cash Equivalents(2) 3.8%.
(2) Of the 3.8%, 2.1% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Beacon Roofing Supply                 0.9%
Amedisys                              0.9%
ON Semiconductor                      0.9%
Select Comfort                        0.9%
Ohio Casualty                         0.8%
LCA-Vision                            0.8%
Foster Wheeler                        0.8%
Red Hat                               0.8%
Comstock Resources                    0.8%
Watsco                                0.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


          STYLE
 VALUE    BLEND   GROWTH
                           LARGE
                           MEDIUM        SIZE
         X                 SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT COMPANY, LLP

                             YEARS IN INDUSTRY
Kenneth Abrams                      23
Daniel Fitzpatrick, CFA             10

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                             YEARS IN INDUSTRY
Brian Ertley, CFA                   10
Thomas Vaiana                       10
Wihelmine von Turk, CFA             23

LORD, ABBETT & CO. LLC

                             YEARS IN INDUSTRY
Michael Smith                       19

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AXSAX          03/08/02
Class B                     AXSBX          03/08/02
Class C                        --          03/08/02
Class I                        --          03/04/04
Class R4(1)                    --          03/08/02
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $325.8 million
Number of holdings                              415

--------------------------------------------------------------------------------

 4 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource Small Cap Equity Fund Class A
  (excluding sales charge)                            +17.57%

Russell 2000(R) Index (unmanaged)                     +18.93%

Lipper Small-Cap Core Funds Index                     +17.56%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.58%                        1.26%
Class B                                           2.35%                        2.02%
Class C                                           2.34%                        2.02%
Class I                                           1.09%                        0.85%
Class R4(b)                                       1.39%                        1.15%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.08), will not exceed 1.34% for Class A, 2.10% for Class B, 2.10% for Class C, 0.93% for Class I and 1.23% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                  SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  INCEPTION
 Class A (inception 3/8/02)          +17.57%  +16.25%  +13.08%    +10.98%
 Class B (inception 3/8/02)          +16.49%  +15.32%  +12.18%    +10.13%
 Class C (inception 3/8/02)          +16.52%  +15.34%  +12.19%    +10.10%
 Class I (inception 3/4/04)          +16.68%  +16.18%    N/A      +12.90%
 Class R4* (inception 3/8/02)        +17.72%  +16.49%  +13.30%    +11.18%

WITH SALES CHARGE
 Class A (inception 3/8/02)          +10.80%  +13.98%  +11.75%     +9.73%
 Class B (inception 3/8/02)          +11.49%  +14.31%  +11.92%    +10.00%
 Class C (inception 3/8/02)          +15.52%  +15.34%  +12.19%    +10.10%

AT JUNE 30, 2007
                                                                  SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  INCEPTION
 Class A (inception 3/8/02)          +17.42%  +14.09%  +14.31%    +10.46%
 Class B (inception 3/8/02)          +16.70%  +13.24%  +13.42%     +9.64%
 Class C (inception 3/8/02)          +16.73%  +13.26%  +13.44%     +9.62%
 Class I (inception 3/4/04)          +16.53%  +14.03%    N/A      +12.01%
 Class R4* (inception 3/8/02)        +17.78%  +14.33%  +14.54%    +10.66%

WITH SALES CHARGE
 Class A (inception 3/8/02)          +10.67%  +11.86%  +12.97%     +9.23%
 Class B (inception 3/8/02)          +11.70%  +12.19%  +13.17%     +9.52%
 Class C (inception 3/8/02)          +15.73%  +13.26%  +13.44%     +9.62%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Small Cap Equity Fund increased 17.57% (Class A shares excluding sales charge) for the 12 months ended May 31, 2007. The Fund underperformed its benchmark, the Russell 2000 (R) Index (Russell Index), which gained 18.93%. The Fund outperformed its peer group, as represented by the Lipper Small-Cap Core Funds Index, which advanced 17.56% for the period.

RiverSource Small Cap Equity Fund's portfolio is managed by three independent money management firms that each invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. As of May 31, 2007, Wellington Management Company, LLP (Wellington Management), American Century Investment Management, Inc. (American Century) and Lord, Abbett & Co. LLC (Lord Abbett) managed 35%, 33% and 32% of the Fund's portfolio, respectively.

Q: What factors affected the performance of your portion of the Fund for the 12-month period?

   AMERICAN CENTURY: Our portion of the portfolio lagged the Russell Index during the period. The underperformance derived entirely from stock selection in the information technology sector, most notably among electronic equipment makers and Internet companies. Electronic manufacturing services company Plexus was the portfolio's biggest individual detractor from performance, falling sharply after lowering earnings guidance twice over the past year. Other significant detractors in the information technology sector included hard disk component manufacturer Komag, which struggled with weakness in the disk drive industry, and semiconductor maker Zoran, which came under fire for possible backdating of stock option grants.

   On the positive side, the portfolio's utilities and consumer staples stocks contributed favorably to our performance compared with the Russell Index. Strong stock selection and an overweight in gas utilities produced all of the outperformance in the utilities sector. Alabama-based natural gas producer Energen was the top contributor in this sector, benefiting from rising natural gas prices. In the consumer staples sector, the best results came from an overweight in tobacco companies such as Carolina Group and personal products companies like nutritional products maker NBTY. The portfolio's top performance contributor was construction services provider Foster Wheeler, which reported consistently strong earnings resulting primarily from its exposure to the robust energy market.

   ON THE POSITIVE SIDE, THE PORTFOLIO'S UTILITIES AND CONSUMER STAPLES STOCKS CONTRIBUTED FAVORABLY TO OUR PERFORMANCE COMPARED WITH THE RUSSELL INDEX.

                                                 -- AMERICAN CENTURY
--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   LORD ABBETT: Within our portion of the Fund, stock selection within the materials sector was the largest detractor from performance during the fiscal year. Beacon Roofing Supply, a distributor of residential and non-residential roofing materials, suffered due to its association with the weakening housing market. Gibraltar Industrials, a diversified products manufacturer, was affected by concerns of an economic slowdown, and the Fund exited the position in the fourth calendar quarter of 2006. Within the producer durables sector, Measurement Specialties, an electronic sensor company, delayed the release of its financial statements and as a result negatively affected portfolio results. Homebuilder Ryland Group was also affected by the housing slowdown as the company saw new orders decline. The Fund exited Ryland Group in the fourth calendar quarter of 2006.

   Stock selection within the financial services sector was the largest contributor to performance. Ohio Casualty advanced as Liberty Mutual Group announced its intention to acquire the company. Investor Financial Services, a trust bank, also had a positive impact on results after State Street Corporation agreed to acquire the company by the third quarter of 2007. Within the health care sector, ICON, a provider of clinical trial services for the biotechnology and pharmaceutical industries, reported strong earnings due to solid new business growth. Amedisys, a provider of home-health and hospice services, reaffirmed its forecast for strong revenues in fiscal year 2007.

   WELLINGTON MANAGEMENT: Within our portion of the Fund, stock selection was strongest within the information technology, consumer discretionary and financials sectors. Cable operator Charter Communications was a leading contributor to performance relative to the Russell Index. The company reported strong subscriber growth as aggressive phone service launches enhanced the firm's ability to target high value customer relationships via "triple play" offerings of cable, Internet and phone services. Shares of semiconductor testing equipment maker Verigy outperformed due to better-than-expected earnings. Hotel Internet access and television provider LodgeNet Entertainment rose in conjunction with investor enthusiasm for its proposed acquisition of rival OnCommand, which should help speed new product development and deployment.

--------------------------------------------------------------------------------

 8 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Positive results were somewhat offset by weak stock selection in the materials, consumer staples, and telecommunication services sectors. Within consumer staples, personal care products firm Revlon declined as increasing competitive pressures and disappointing product line introductions led to reduced earnings expectations. Cardiovascular products maker Kensey Nash declined after product recalls and sales force restructuring disruptions led to disappointing earnings. The company's forecast for future results was also disappointing. Marketing products and services firm Valassis Communications also detracted from performance.

   WITHIN OUR PORTION OF THE FUND, STOCK SELECTION WAS STRONGEST WITHIN THE INFORMATION TECHNOLOGY, CONSUMER DISCRETIONARY AND FINANCIALS SECTORS.

                                            -- WELLINGTON MANAGEMENT

Q: What changes did you make to your portion of the Fund during the period?

   AMERICAN CENTURY: Based on our bottom-up stock selection process, which evaluates stocks based on a balanced set of growth and value criteria, we increased our portion of the portfolio's holdings in health care provider WellCare Health Plans, steel producer Steel Dynamics and real estate investment trust Taubman Centers. In contrast, we eliminated our portion of the Fund's position in homebuilder NVR, and trimmed positions in savings and loan Downey Financial and aluminum products maker Quanex, all of which were among the portfolio's largest holdings a year ago.

   LORD ABBETT: During the past year, we have continued to increase exposure to what we believe are undervalued companies in cyclical growth sectors. These include the materials and processing, producer durables, and information technology sectors. We believe economically sensitive companies became undervalued as these sectors were negatively affected by the possibility of slower earnings growth as economic growth decelerated over the past year. As a result, we increased both security weightings and the number of individual securities in these sectors. We decreased the Fund's exposure to the auto and transportation industries, and to the health care, energy and consumer discretionary sectors as many of these companies reached the price targets we had set for them. In addition, we expect companies within the consumer discretionary sector to face continued earnings pressure from the delayed effect of tight monetary policy and high energy costs.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   WELLINGTON MANAGEMENT: During the period, the portfolio's exposure to health care declined due to the elimination of nursing home operator Genesis Healthcare, which agreed to be purchased via a private equity transaction. Exposure to financials declined when we sold the portfolio's holdings of institutional equity trading and research services firm Investment Technology Group and investment manager Affiliated Managers Group. Energy exposure rose with the new purchase of coal producer Foundation Coal Holdings.

   WE EXPECT COMPANIES WITHIN THE CONSUMER DISCRETIONARY SECTOR TO FACE CONTINUED EARNINGS PRESSURE FROM THE DELAYED EFFECT OF TIGHT MONETARY POLICY AND HIGH ENERGY COSTS.

                                                      -- LORD ABBETT

Q: How do you intend to manage your portion of the Fund in the coming months?

   AMERICAN CENTURY: Going forward, we will continue to use our structured, disciplined investment approach to seek stocks that we believe have an attractive combination of value and growth potential, while striking a balance between risk and expected return.

   LORD ABBETT: We are maintaining a portfolio overweight in the health care sector, which is generally not economically sensitive, because we believe that fundamentals are strong and valuations remain attractive. In the basic materials and producer durables groups, we have positioned the portfolio with an emphasis on industries that have longer business cycles and tend to do well in the later stages of the economic cycle. We believe these industries should perform well despite slower growth in areas of the economy that are led by consumers. Such industries include commercial construction, aerospace, energy and heavy machinery. Our technology holdings include specialty companies with products that we believe have less cyclical growth drivers.

   In our opinion, mispriced small company stocks with improving fundamentals can provide capital appreciation. Therefore, we will continue to invest in small-cap stocks exhibiting strong fundamentals, attractive valuations, and favorable growth prospects that we have identified through our disciplined investment process, which incorporates quantitative analysis and fundamental research.

--------------------------------------------------------------------------------

 10 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   WELLINGTON MANAGEMENT: In light of the current multi-year trend of robust performance for small-cap stocks and the strong price appreciation experienced by many stocks in the portfolio, we continue to look for opportunities to take profits and move into stocks that we believe offer better upside potential. Sector positioning is predominantly the result of our bottom-up stock selection process. At the end of the period, our portion of the Fund had greater-than-Russell Index weights in the consumer discretionary, energy and information technology sectors, while the weighting in financials was smaller than that of the Russell Index.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Equity Fund Class A shares (from 4/1/02 to 5/31/07 )* as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group data is from April 1, 2002.

COMPARATIVE RESULTS

Results at May 31, 2007
                                                                              SINCE
                                          1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE SMALL CAP EQUITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,080    $14,808    $17,428      $16,253
        Average annual total return        +10.80%    +13.98%    +11.75%       +9.73%
RUSSELL 2000 INDEX(1)
        Cumulative value of $10,000       $11,893    $15,444    $18,473      $17,815
        Average annual total return        +18.93%    +15.59%    +13.06%      +11.82%
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,756    $15,500    $18,197      $17,602
        Average annual total return        +17.56%    +15.73%    +12.72%      +11.57%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL EQUITY FUND LINE GRAPH)

                                                  RIVERSOURCE SMALL CAP
                                                   EQUITY FUND CLASS A
                                                 (INCLUDES SALES CHARGE)      RUSSELL 2000 INDEX(1)       LIPPER SMALL-CAP CORE
                                                        ($16,253)                   ($17,815)           FUNDS INDEX(2) ($17,602)
                                                 -----------------------      ---------------------     ------------------------
'02                                                        9425                       10000                       10000
'02                                                        8790                        9643                        9675
'03                                                        7991                        8854                        8716
'04                                                       10344                       11536                       11358
'05                                                       11856                       12669                       12558
'06                                                       13825                       14980                       14973
'07                                                       16253                       17815                       17602

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group data is from April 1, 2002.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,136.00        $ 6.98(c)        1.31%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.40        $ 6.59(c)        1.31%
 Class B
   Actual(b)                   $1,000         $1,129.80        $11.04(c)        2.08%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.56        $10.45(c)        2.08%
 Class C
   Actual(b)                   $1,000         $1,130.00        $10.94(c)        2.06%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.66        $10.35(c)        2.06%
 Class I
   Actual(b)                   $1,000         $1,137.00        $ 5.11(c)         .96%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.14        $ 4.84(c)         .96%
 Class R4
   Actual(b)                   $1,000         $1,136.10        $ 6.07(c)        1.14%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.25        $ 5.74(c)        1.14%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +13.60% for Class A, +12.98% for Class B, +13.00% for Class C, +13.70% for Class I and +13.61% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.34% for Class A; 2.10% for Class B; 2.10% for Class C, 0.93% for Class I and 1.23%. for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2007. If these changes had been in place for the entire six month period ended May 31, 2007, the actual expenses paid would have been $6.66 for Class A, $10.67 for Class B, $10.67 for Class C and $4.48 for Class I; the hypothetical expenses paid would have been $6.29 for Class A, $10.10 for Class B, $10.10 for Class C and $4.23 for Class I. For Class R4, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.8%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.0%)
AerCap Holdings                                      36,400(b,c)         $1,128,400
Ceradyne                                             13,461(b)              909,560
Curtiss-Wright                                       40,968               1,846,428
Ducommun                                                836(b)               20,875
HEICO                                                17,600                 755,040
HEICO Cl A                                            8,400                 300,636
Hexcel                                              100,300(b)            2,319,939
Orbital Sciences                                     47,900(b)              987,219
Teledyne Technologies                                30,186(b)            1,390,971
United Industrial                                     2,257                 135,194
                                                                    ---------------
Total                                                                     9,794,262
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
EGL                                                   4,972(b)              230,452
Forward Air                                           4,380                 148,964
Hub Group Cl A                                        4,778(b)              176,690
                                                                    ---------------
Total                                                                       556,106
-----------------------------------------------------------------------------------

AIRLINES (0.7%)
AirTran Holdings                                    163,800(b)            2,029,482
Frontier Airlines Holdings                            7,101(b)               43,103
Mesa Air Group                                        5,925(b)               41,771
SkyWest                                              11,126                 306,299
                                                                    ---------------
Total                                                                     2,420,655
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Aftermarket Technology                                  738(b)               22,118
GenTek                                                  629(b)               22,179
Standard Motor Products                               1,236                  19,220
Stoneridge                                            1,756(b)               22,020
Tenneco                                              35,700(b)            1,164,177
TRW Automotive Holdings                              28,900(b)            1,172,761
                                                                    ---------------
Total                                                                     2,422,475
-----------------------------------------------------------------------------------

BEVERAGES (0.2%)
Coca-Cola Bottling Company Consolidated                 338                  18,712
Jones Soda                                           37,500(b,e)            706,875
                                                                    ---------------
Total                                                                       725,587
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

BIOTECHNOLOGY (1.8%)
Alkermes                                             50,500(b)             $811,030
Amylin Pharmaceuticals                               32,062(b)            1,482,868
Human Genome Sciences                                83,000(b)              878,970
ImClone Systems                                      10,274(b)              424,522
Incyte                                              129,101(b)              915,326
Martek Biosciences                                    5,300(b)              110,929
OSI Pharmaceuticals                                  16,628(b)              627,873
Trimeris                                              4,621(b)               32,670
ZymoGenetics                                         33,000(b)              540,870
                                                                    ---------------
Total                                                                     5,825,058
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
American Woodmark                                    13,752                 512,262
NCI Building Systems                                 11,000(b)              565,510
PW Eagle                                             15,298                 489,689
                                                                    ---------------
Total                                                                     1,567,461
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Calamos Asset Management Cl A                         2,005                  50,025
Investors Financial Services                         20,500               1,261,160
JMP Group                                            18,900(b)              216,405
optionsXpress Holdings                               66,000               1,681,680
SWS Group                                            40,780                 984,429
                                                                    ---------------
Total                                                                     4,193,699
-----------------------------------------------------------------------------------

CHEMICALS (2.7%)
Celanese Series A                                    38,322               1,394,538
CF Inds Holdings                                     25,500               1,140,615
Cytec Inds                                           23,100               1,373,295
Ferro                                                76,300               1,813,650
HB Fuller                                             3,159                  86,083
Hercules                                             68,800(b)            1,295,504
ICO                                                   3,455(b)               30,093
Minerals Technologies                                16,900               1,075,009
Pioneer Companies                                    11,518(b)              396,450
Sensient Technologies                                 7,164                 186,551
                                                                    ---------------
Total                                                                     8,791,788
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.0%)
Amcore Financial                                         95                   2,830

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
BancFirst                                             3,666                $158,261
Bank of Hawaii                                       19,795               1,059,230
Banner                                                1,549                  55,795
Center Financial                                      1,886                  32,477
City Holding                                          5,070                 193,218
City Natl                                             9,576                 741,565
Commerce Bancshares                                   6,649                 313,833
Community Trust Bancorp                                 410                  13,924
East West Bancorp                                    10,895                 441,683
F.N.B                                                 1,476                  24,664
Financial Institutions                                2,655                  53,790
First Citizens BancShares Cl A                        1,018                 197,227
First Community Bancorp                              19,400               1,095,713
First Regional Bancorp                                3,623(b)               93,075
Intervest Bancshares                                  3,823                  94,696
Pacific Capital Bancorp                              11,641                 299,639
Preferred Bank                                        1,789                  68,286
PrivateBancorp                                       30,700               1,029,678
Prosperity Bancshares                                 5,376                 186,225
Smithtown Bancorp                                     1,500                  35,385
Sterling Financial                                    1,529                  15,107
Taylor Capital Group                                  1,825                  55,024
Trustmark                                             2,827                  76,103
Vineyard Natl Bancorp                                 1,701                  41,504
Whitney Holding                                       3,533                 109,664
                                                                    ---------------
Total                                                                     6,488,596
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.0%)
Advisory Board                                       12,300(b)              640,461
American Reprographics                               21,700(b)              668,360
AMREP                                                 7,550                 440,165
Bowne & Co                                           72,200               1,399,958
COMSYS IT Partners                                    4,206(b)               96,822
Consolidated Graphics                                 4,110(b)              298,386
Deluxe                                               17,332                 756,888
Dun & Bradstreet                                        856                  85,711
Equifax                                              14,634                 615,069
First Consulting Group                                2,438(b)               22,064
GEO Group                                                 1(b)                   27
Heidrick & Struggles Intl                             9,624(b)              469,074
Kenexa                                               26,110(b)            1,018,551
Kforce                                               62,700(b)            1,007,589
Knoll                                                 3,067                  74,221
M&F Worldwide                                         3,935(b)              268,721
Standard Parking                                      2,497(b)               91,590

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
Stericycle                                            1,168(b)             $106,487
Volt Information Sciences                             5,371(b)              133,362
Waste Connections                                    19,200(b)              591,744
Watson Wyatt Worldwide Cl A                          17,708                 913,202
                                                                    ---------------
Total                                                                     9,698,452
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.8%)
ADC Telecommunications                               73,700(b)            1,234,475
C-COR                                                24,476(b)              358,329
CommScope                                            27,872(b)            1,525,435
Comtech Telecommunications                           37,189(b)            1,664,951
Foundry Networks                                     51,800(b)              832,944
InterDigital Communications                          30,921(b)            1,006,479
NETGEAR                                               5,212(b)              194,460
Polycom                                              51,854(b)            1,644,808
Sonus Networks                                       91,200(b)              790,704
                                                                    ---------------
Total                                                                     9,252,585
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.7%)
Brocade Communications Systems                       43,170(b)              396,301
Cray                                                 11,646(b)               94,333
Electronics for Imaging                              69,000(b)            1,967,190
Komag                                                48,500(b)            1,176,610
Stratasys                                            32,200(b)            1,550,430
Western Digital                                       9,320(b)              175,309
Xyratex                                               3,070(b,c)             67,724
                                                                    ---------------
Total                                                                     5,427,897
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.5%)
Chicago Bridge & Iron                                37,693(c)            1,468,519
EMCOR Group                                          22,652(b)            1,485,745
Foster Wheeler                                       25,239(b)            2,613,246
Perini                                               15,516(b)              853,380
Washington Group Intl                                19,700(b)            1,654,800
                                                                    ---------------
Total                                                                     8,075,690
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.5%)
Advanta Cl B                                         29,800               1,497,747
Rewards Network                                      12,272(b)               47,984
World Acceptance                                      2,068(b)               87,642
                                                                    ---------------
Total                                                                     1,633,373
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONTAINERS & PACKAGING (0.5%)
AEP Inds                                              1,433(b)              $63,969
Rock-Tenn Cl A                                       35,953               1,255,479
Silgan Holdings                                       3,418                 197,287
                                                                    ---------------
Total                                                                     1,516,735
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.2%)
Coinstar                                             10,854(b)              342,878
CPI                                                   8,702                 690,504
Sotheby's                                            18,234                 865,568
Strayer Education                                    13,637               1,706,807
Vertrue                                               6,125(b)              295,531
                                                                    ---------------
Total                                                                     3,901,288
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
NASDAQ Stock Market                                  31,071(b)            1,034,043
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Arbinet-thexchange                                    1,392(b)                8,672
Atlantic Tele-Network                                 1,602                  45,449
CenturyTel                                            3,816                 188,587
Cincinnati Bell                                      30,411(b)              177,296
CT Communications                                    27,084                 850,167
General Communication Cl A                           84,900(b)            1,124,925
NeuStar Cl A                                         33,800(b)              982,228
Premiere Global Services                              4,875(b)               61,766
                                                                    ---------------
Total                                                                     3,439,090
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.3%)
Allete                                                1,249                  59,952
Babcock & Brown Wind Partners                       749,625(c)            1,166,756
El Paso Electric                                     82,937(b)            2,256,715
Unisource Energy                                     19,551                 714,198
                                                                    ---------------
Total                                                                     4,197,621
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
EnerSys                                              20,600(b)              373,272
General Cable                                         4,978(b)              339,251
Genlyte Group                                        18,900(b)            1,646,568
GrafTech Intl                                        49,603(b)              767,854
II-VI                                                   841(b)               23,338
                                                                    ---------------
Total                                                                     3,150,283
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.2%)
Agilysys                                              1,044                  22,676
Benchmark Electronics                                37,600(b)              831,336
Brightpoint                                          39,300(b)              516,402

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Dolby Laboratories Cl A                              11,007(b)             $370,936
FARO Technologies                                    23,000(b)              763,370
Ingram Micro Cl A                                    85,900(b)            1,779,847
Littelfuse                                           13,563(b)              543,605
Measurement Specialties                              75,500(b)            1,501,695
Merix                                                 4,193(b)               31,364
Methode Electronics                                  24,433                 368,450
Mettler Toledo Intl                                  14,443(b,c)          1,419,747
MTS Systems                                             300                  13,173
RadiSys                                              71,300(b)              963,976
ScanSource                                           59,500(b)            1,724,310
SMART Modular Technologies WWH                       91,400(b)            1,309,762
Tech Data                                             1,840(b)               67,822
Tessco Technologies                                  10,795(b)              270,091
X-Rite                                               71,500               1,069,640
                                                                    ---------------
Total                                                                    13,568,202
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.3%)
Bristow Group                                         3,305(b)              162,804
Core Laboratories                                     6,500(b,c)            597,545
Grey Wolf                                           265,555(b)            2,103,195
GulfMark Offshore                                     3,968(b)              199,313
Matrix Service                                       11,743(b)              300,034
Schoeller-Bleckmann Oilfield Equipment               18,500(c)            1,362,823
SEACOR Holdings                                       4,167(b)              385,406
TETRA Technologies                                   46,650(b)            1,302,935
Trico Marine Services                                27,365(b)            1,152,340
                                                                    ---------------
Total                                                                     7,566,395
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Spartan Stores                                       15,801                 417,146
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Corn Products Intl                                    7,014                 287,784
Imperial Sugar                                       21,963(e)              624,188
J&J Snack Foods                                      51,400               2,021,563
JM Smucker                                            2,356                 135,941
Ralcorp Holdings                                     10,434(b)              606,841
Seaboard                                                467               1,035,807
                                                                    ---------------
Total                                                                     4,712,124
-----------------------------------------------------------------------------------

GAS UTILITIES (1.4%)
Energen                                              35,350               2,082,822
Nicor                                                17,028                 799,465

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
GAS UTILITIES (CONT.)
SEMCO Energy                                          2,742(b)              $21,168
UGI                                                  57,519               1,656,547
                                                                    ---------------
Total                                                                     4,560,002
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Arrow Intl                                           23,400                 898,560
Cholestech                                            5,629(b)               94,286
Conmed                                               15,287(b)              478,636
Dade Behring Holdings                                15,451                 832,191
Edwards Lifesciences                                  4,602(b)              231,020
HealthTronics                                         6,953(b)               33,374
Kensey Nash                                          62,249(b)            1,452,269
Kinetic Concepts                                     20,721(b)            1,039,780
Kyphon                                               35,600(b)            1,690,645
Mentor                                               31,300               1,265,772
Nutraceutical Intl                                   10,384(b)              169,778
Symmetry Medical                                     63,300(b)              970,389
West Pharmaceutical Services                         22,163               1,127,210
                                                                    ---------------
Total                                                                    10,283,910
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.4%)
Alliance Imaging                                      5,842(b)               51,176
Amedisys                                             81,800(b,e)          3,051,139
American Dental Partners                                790(b)               20,398
AMERIGROUP                                           23,450(b)              597,975
AMN Healthcare Services                              37,300(b)              839,996
Apria Healthcare Group                               35,466(b)            1,027,095
Community Health Systems                             29,300(b)            1,116,916
HealthExtras                                         21,300(b)              648,159
HealthSpring                                         20,190(b)              493,040
LCA-Vision                                           58,500               2,647,125
Lincare Holdings                                      2,279(b)               91,365
Magellan Health Services                             23,183(b)            1,038,598
Manor Care                                           16,400               1,115,200
Matria Healthcare                                    35,204(b)            1,126,528
Option Care                                         106,252               1,601,218
PSS World Medical                                     8,452(b)              158,475
WellCare Health Plans                                20,708(b)            1,905,964
                                                                    ---------------
Total                                                                    17,530,367
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.2%)
Omnicell                                             10,525(b)              236,918
Phase Forward                                        22,400(b)              368,256
                                                                    ---------------
Total                                                                       605,174
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOTELS, RESTAURANTS & LEISURE (2.1%)
AFC Enterprises                                       9,904(b)             $192,831
Buffalo Wild Wings                                    3,639(b)              311,535
CBRL Group                                            4,200                 188,748
Choice Hotels Intl                                    4,323                 174,303
Churchill Downs                                      21,115               1,085,944
Denny's                                             262,800(b)            1,203,625
Interstate Hotels & Resorts                          68,302(b)              420,057
Jack in the Box                                       8,802(b)              673,089
Papa John's Intl                                     17,939(b)              555,212
PF Chang's China Bistro                              25,900(b)            1,004,661
Progressive Gaming Intl                              62,300(b)              359,471
RARE Hospitality Intl                                20,996(b)              609,724
                                                                    ---------------
Total                                                                     6,779,200
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Avatar Holdings                                       3,977(b)              328,222
Blyth                                                 3,587                  98,427
Helen of Troy                                         1,098(b,c)             29,975
NVR                                                     661(b)              526,817
Snap-On                                               6,649                 359,511
Tempur-Pedic Intl                                       796                  20,187
Universal Electronics                                47,939(b)            1,605,957
                                                                    ---------------
Total                                                                     2,969,096
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
C Rokas                                              28,604(c)              800,523
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
Teleflex                                             16,522               1,326,717
-----------------------------------------------------------------------------------

INSURANCE (6.1%)
American Financial Group                             21,864                 779,452
American Safety Insurance Holdings                    2,346(b,c)             49,782
Argonaut Group                                        4,691(b)              155,413
Aspen Insurance Holdings                             87,596(c)            2,375,603
Endurance Specialty Holdings                         27,680(c)            1,102,494
First Acceptance                                     25,100(b)              256,020
FPIC Insurance Group                                 29,548(b)            1,370,436
HCC Insurance Holdings                               60,469               1,990,035
Hilb Rogal & Hobbs                                   54,700               2,373,433
James River Group                                       718                  24,383
NYMAGIC                                                 488                  20,452
Odyssey Re Holdings                                  25,485               1,092,797
Ohio Casualty                                        63,000               2,712,779

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Philadelphia Consolidated Holding                     6,494(b)             $267,553
Platinum Underwriters Holdings                       34,800(c)            1,198,512
ProAssurance                                         24,500(b)            1,384,740
Reinsurance Group of America                         24,469               1,532,249
StanCorp Financial Group                             22,200               1,129,092
                                                                    ---------------
Total                                                                    19,815,225
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
PC Mall                                              10,638(b)              130,635
PetMed Express                                       33,200(b)              428,612
Priceline.com                                        19,843(b)            1,227,091
                                                                    ---------------
Total                                                                     1,786,338
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.9%)
Greenfield Online                                     5,357(b)               84,641
S1                                                  135,600(b)            1,111,920
Websense                                             76,600(b)            1,723,500
                                                                    ---------------
Total                                                                     2,920,061
-----------------------------------------------------------------------------------

IT SERVICES (2.4%)
Acxiom                                               37,581               1,044,752
BISYS Group                                          87,800(b)            1,031,650
CACI Intl Cl A                                       16,000(b)              824,800
Convergys                                            33,060(b)              850,964
Global Payments                                      34,700               1,389,388
Lionbridge Technologies                             110,800(b)              665,908
Sapient                                             183,500(b)            1,376,250
SRA Intl Cl A                                        24,400(b)              619,516
                                                                    ---------------
Total                                                                     7,803,228
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
JAKKS Pacific                                        10,928(b)              287,079
Steinway Musical Instruments                          3,082                 118,719
Sturm, Ruger & Co                                     5,759(b)               79,877
                                                                    ---------------
Total                                                                       485,675
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.0%)
Bruker BioSciences                                   15,213(b)              129,919
Exelixis                                             52,700(b)              583,916
ICON ADR                                             28,800(b,c)          1,336,032
Invitrogen                                            5,220(b)              378,137

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
LIFE SCIENCES TOOLS & SERVICES (CONT.)
PerkinElmer                                          61,100              $1,619,761
PharmaNet Development Group                           3,888(b)              124,844
Techne                                               15,415(b)              920,121
Varian                                               10,862(b)              639,229
Ventana Medical Systems                              17,800(b)              915,988
                                                                    ---------------
Total                                                                     6,647,947
-----------------------------------------------------------------------------------

MACHINERY (3.4%)
Accuride                                             24,296(b)              381,933
Actuant Cl A                                         45,500               2,531,165
Bucyrus Intl Cl A                                    27,700               1,965,315
Clarcor                                              51,100               1,707,762
EnPro Inds                                           38,747(b)            1,609,550
Flow Intl                                            40,500(b)              520,020
Gardner Denver                                       12,700(b)              523,113
Graco                                                45,400               1,817,816
Lydall                                                  601(b)                8,480
Middleby                                                150(b)               18,605
Robbins & Myers                                       2,490                 111,851
                                                                    ---------------
Total                                                                    11,195,610
-----------------------------------------------------------------------------------

MARINE (0.1%)
Kirby                                                 8,615(b)              344,772
-----------------------------------------------------------------------------------

MEDIA (3.8%)
Catalina Marketing                                   43,900               1,400,410
Charter Communications Cl A                         585,100(b)            2,346,251
DreamWorks Animation SKG Cl A                        54,100(b)            1,616,508
Entravision Communications Cl A                     167,400(b)            1,705,806
Harris Interactive                                  143,400(b)              801,606
Lions Gate Entertainment                             53,317(b,c)            631,806
LodgeNet Entertainment                               47,590(b)            1,688,493
New Frontier Media                                    4,596                  40,583
Regal Entertainment Group Cl A                        9,475                 216,788
Sinclair Broadcast Group Cl A                        41,115                 629,882
TiVo                                                212,882(b)            1,330,513
                                                                    ---------------
Total                                                                    12,408,646
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

METALS & MINING (3.1%)
Brush Engineered Materials                           25,000(b)           $1,341,250
Carpenter Technology                                 11,700               1,551,069
Claymont Steel Holdings                              15,300(b)              358,020
Cleveland-Cliffs                                     24,862               2,195,066
Commercial Metals                                    38,100               1,339,215
Haynes Intl                                           5,800(b)              514,228
Reliance Steel & Aluminum                            28,500               1,749,045
Steel Dynamics                                       20,616                 966,890
                                                                    ---------------
Total                                                                    10,014,783
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Big Lots                                             43,706(b)            1,376,739
Dollar Tree Stores                                   11,194(b)              473,618
                                                                    ---------------
Total                                                                     1,850,357
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.4%)
Comstock Resources                                   84,300(b)            2,559,347
EXCO Resources                                      118,900(b)            2,148,522
Foundation Coal Holdings                             26,100               1,153,620
Harvest Natural Resources                            38,065(b)              360,476
Holly                                                 3,975                 278,608
MarkWest Hydrocarbon                                  6,988                 415,856
OPTI Canada                                          53,300(b,c)          1,202,552
SXR Uranium One                                      47,385(b,c)            738,577
Tesoro                                               17,244               1,067,059
Whiting Petroleum                                    26,100(b)            1,157,535
                                                                    ---------------
Total                                                                    11,082,152
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Buckeye Technologies                                 15,766(b)              224,193
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.3%)
Chattem                                               2,125(b)              135,299
NBTY                                                 33,015(b)            1,734,278
Nu Skin Enterprises Cl A                             75,500               1,324,270
USANA Health Sciences                                28,056(b,e)          1,090,817
                                                                    ---------------
Total                                                                     4,284,664
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Axcan Pharma                                          6,434(b,c)            120,895
Biovail                                               1,152(c)               27,948
King Pharmaceuticals                                 40,844(b)              867,526
Medicines                                            35,600(b)              694,555
POZEN                                                22,453(b)              354,533
ViroPharma                                            2,950(b)               42,746
                                                                    ---------------
Total                                                                     2,108,203
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.4%)
American Financial Realty Trust                      49,300                $556,104
Capital Trust Cl A                                    7,281                 323,859
CBL & Associates Properties                           2,927                 120,124
Digital Realty Trust                                  5,241                 212,785
Equity Lifestyle Properties                           9,263                 504,463
Gramercy Capital                                     13,562                 428,830
LaSalle Hotel Properties                              4,548                 216,485
Redwood Trust                                        16,300                 873,517
Saul Centers                                          1,887                  92,916
Taubman Centers                                      25,106               1,381,332
                                                                    ---------------
Total                                                                     4,710,415
-----------------------------------------------------------------------------------

ROAD & RAIL (1.7%)
Arkansas Best                                         4,003                 165,284
Celadon Group                                        38,100(b)              629,031
Con-way                                              19,200               1,088,640
Heartland Express                                     9,361                 156,984
JB Hunt Transport Services                           26,600                 775,124
Kansas City Southern                                 12,972(b)              532,501
Knight Transportation                                 9,083                 170,125
Landstar System                                       9,199                 447,623
Old Dominion Freight Line                             4,147(b)              129,511
Vitran                                               12,300(b,c)            249,444
YRC Worldwide                                        28,000(b)            1,125,599
                                                                    ---------------
Total                                                                     5,469,866
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Advanced Energy Inds                                 15,691(b)              385,057
Amkor Technology                                     85,056(b)            1,209,496
Cypress Semiconductor                                54,800(b)            1,176,556
Intevac                                              40,485(b)              780,956
MKS Instruments                                      26,412(b)              719,727
ON Semiconductor                                    272,845(b)            2,930,355
Power Integrations                                   62,400(b)            1,770,600
Semtech                                              77,400(b)            1,288,710
Trident Microsystems                                 55,500(b)            1,132,200
Varian Semiconductor Equipment Associates             1,770(b)               74,606
Verigy                                               44,300(b,c)          1,267,423
                                                                    ---------------
Total                                                                    12,735,686
-----------------------------------------------------------------------------------

SOFTWARE (2.1%)
Ansoft                                               10,377(b)              332,479
Epicor Software                                      86,700(b)            1,255,416
EPIQ Systems                                            687(b)               18,137
MicroStrategy Cl A                                      920(b)               95,514

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOFTWARE (CONT.)
Opsware                                             102,000(b)             $923,100
Red Hat                                             105,000(b)            2,578,800
Solera Holdings                                      33,300(b)              587,745
SPSS                                                  1,815(b)               79,878
Sybase                                               41,816(b)            1,006,093
TeleCommunication Systems Cl A                       10,498(b)               54,695
                                                                    ---------------
Total                                                                     6,931,857
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.5%)
Asbury Automotive Group                              18,479                 504,107
Borders Group                                        59,200               1,319,568
Dress Barn                                           33,767(b)              779,680
Gymboree                                             20,709(b)              925,692
Jo-Ann Stores                                        31,584(b)            1,068,171
Mothers Work                                          9,788(b)              365,386
Payless ShoeSource                                   32,762(b)            1,170,259
Select Comfort                                      159,750(b,e)          2,894,670
United Auto Group                                    59,900               1,331,577
Urban Outfitters                                     39,200(b)            1,041,936
                                                                    ---------------
Total                                                                    11,401,046
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Deckers Outdoor                                      10,008(b)              879,603
Kellwood                                                975                  28,090
Maidenform Brands                                     2,413(b)               45,220
Perry Ellis Intl                                      8,196(b)              256,863
Phillips-Van Heusen                                  19,800               1,210,176
Skechers USA Cl A                                    41,200(b)            1,322,519
Stride Rite                                          56,300               1,134,445
                                                                    ---------------
Total                                                                     4,876,916
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.2%)
BankUnited Financial Cl A                             8,603                 197,181
Brookline Bancorp                                    72,108                 860,969
Charter Financial                                       428                  22,802

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
THRIFTS & MORTGAGE FINANCE (CONT.)
City Bank                                             1,884                 $61,268
Corus Bankshares                                     16,761(e)              304,883
Delta Financial                                      14,776(e)              193,566
Downey Financial                                     10,905                 793,775
FirstFed Financial                                   15,478(b,e)            997,866
ITLA Capital                                            865                  47,523
Ocwen Financial                                      22,240(b)              314,918
                                                                    ---------------
Total                                                                     3,794,751
-----------------------------------------------------------------------------------

TOBACCO (0.4%)
Loews-Carolina Group                                 18,006(d)            1,399,967
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (2.8%)
Beacon Roofing Supply                               171,986(b,e)          3,078,549
GATX                                                 21,400               1,101,030
Rush Enterprises Cl A                                38,900(b)              953,439
Watsco                                               40,200               2,541,042
Williams Scotsman Intl                               58,973(b)            1,354,020
                                                                    ---------------
Total                                                                     9,028,080
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (--%)
Rural Cellular Cl A                                     690(b)               22,736
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $257,833,363)                                                   $318,574,774
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.9%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 12,553,671(g)          $12,553,671
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $12,553,671)                                                     $12,553,671
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $270,387,034)(h)                                                $331,128,445
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 5.6% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At May 31, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.2% of net assets. See Note 6 to the financial statements. 1.7% of net assets is the Fund's cash equivalent position.

(g)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

(h) At May 31, 2007, the cost of securities for federal income tax purposes was $271,819,689 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $64,509,754
Unrealized depreciation                                             (5,200,998)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $59,308,756
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $257,833,363)         $318,574,774
   Affiliated money market fund (identified cost
      $12,553,671) (Note 7)                                       12,553,671
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $270,387,034)                                                 331,128,445
Capital shares receivable                                            101,611
Dividends and accrued interest receivable                            140,236
Receivable for investment securities sold                          3,803,524
Unrealized appreciation on foreign currency contracts held,
   at value (Note 5)                                                     139
----------------------------------------------------------------------------
Total assets                                                     335,173,955
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                94,599
Payable for investment securities purchased                        2,078,282
Payable upon return of securities loaned (Note 6)                  7,020,513
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                       2
Accrued investment management services fee                             8,570
Accrued distribution fee                                              74,842
Accrued transfer agency fee                                              317
Accrued administrative services fee                                      711
Accrued plan administration services fee                                 917
Other accrued expenses                                               128,884
----------------------------------------------------------------------------
Total liabilities                                                  9,407,637
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $325,766,318
============================================================================

--------------------------------------------------------------------------------

 24 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

MAY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    483,357
Additional paid-in capital                                       281,901,541
Excess of distributions over net investment income                  (180,329)
Accumulated net realized gain (loss) (Note 10)                   (17,179,756)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            60,741,505
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $325,766,318
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $274,668,755
                                             Class B                          $ 43,661,999
                                             Class C                          $  3,367,966
                                             Class I                          $     11,768
                                             Class R4                         $  4,055,830
Net asset value per share of outstanding
   capital stock:                            Class A shares     40,475,947    $       6.79
                                             Class B shares      6,746,392    $       6.47
                                             Class C shares        521,089    $       6.46
                                             Class I shares          1,724    $       6.83
                                             Class R4 shares       590,525    $       6.87
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 6)                                                                   $  6,655,257
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  25

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 2,190,543
Interest                                                            140,912
Income distributions from affiliated money market fund (Note
   7)                                                               246,974
Fee income from securities lending (Note 6)                         155,071
   Less foreign taxes withheld                                       (1,999)
---------------------------------------------------------------------------
Total income                                                      2,731,501
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                2,964,236
Distribution fee
   Class A                                                          695,371
   Class B                                                          474,779
   Class C                                                           35,431
Transfer agency fee
   Class A                                                          663,559
   Class B                                                          122,638
   Class C                                                            8,945
   Class R4                                                           4,633
Service fee -- Class R4                                               1,884
Administrative services fees and expenses                           267,622
Plan administration services fee -- Class R4                          4,320
Compensation of board members                                         6,771
Custodian fees                                                      244,588
Printing and postage                                                 81,690
Registration fees                                                    22,011
Professional fees                                                    30,124
Other                                                                28,379
---------------------------------------------------------------------------
Total expenses                                                    5,656,981
   Expenses waived/reimbursed by the Investment Manager and
         its affiliates (Note 2)                                   (853,075)
---------------------------------------------------------------------------
                                                                  4,803,906
   Earnings and bank fee credits on cash balances (Note 2)          (24,762)
---------------------------------------------------------------------------
Total net expenses                                                4,779,144
---------------------------------------------------------------------------
Investment income (loss) -- net                                  (2,047,643)
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 26 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED MAY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                       $34,162,106
   Foreign currency transactions                                             (2,170)
   Payment from affiliate (Note 2)                                           48,789
-----------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  34,208,725
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies    17,517,204
-----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                    51,725,929
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $49,678,286
===================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                            2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ (2,047,643)   $ (2,268,504)
Net realized gain (loss) on investments                     34,208,725      33,622,234
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                        17,517,204      (2,923,041)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               49,678,286      28,430,689
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                              (10,826,062)    (17,372,457)
      Class B                                               (1,893,490)     (6,022,801)
      Class C                                                 (143,177)       (471,809)
      Class I                                                     (421)     (1,408,864)
      Class R4                                                (137,066)        (52,996)
--------------------------------------------------------------------------------------
Total distributions                                        (13,000,216)    (25,328,927)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  22,297,682      58,763,013
   Class B shares                                            2,924,233      14,951,838
   Class C shares                                              283,362         995,437
   Class I shares                                              320,399       6,074,412
   Class R4 shares                                             684,649         551,533
Fund Merger (Note 9)
   Class A shares                                                  N/A     147,952,723
   Class B shares                                                  N/A       8,894,365
   Class C shares                                                  N/A          29,077
   Class R4 shares                                                 N/A       3,254,154
Reinvestment of distributions at net asset value
   Class A shares                                           10,655,108      17,158,193
   Class B shares                                            1,867,549       5,942,462
   Class C shares                                              142,122         464,417
   Class I shares                                                   --       1,407,589
   Class R4 shares                                             136,578          51,518
Payments for redemptions
   Class A shares                                          (92,688,605)    (46,603,549)
   Class B shares (Note 2)                                 (25,629,464)    (16,531,263)
   Class C shares (Note 2)                                  (1,448,164)     (1,305,768)
   Class I shares                                          (13,036,322)       (970,786)
   Class R4 shares                                          (1,004,382)       (150,826)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (94,495,255)    200,928,539
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (57,817,185)    204,030,301
Net assets at beginning of year                            383,583,503     179,553,202
--------------------------------------------------------------------------------------
Net assets at end of year                                 $325,766,318    $383,583,503
======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $   (180,329)   $     13,069
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  29

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 30 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  31

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,854,245 and accumulated net realized loss has been decreased by $15,859 resulting in a net reclassification adjustment to decrease paid-in capital by $1,870,104.

--------------------------------------------------------------------------------

 32 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                   2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $        --    $ 3,661,251
      Long-term capital gain..................     10,826,062     13,711,206
CLASS B
Distributions paid from:
      Ordinary income.........................             --      1,275,077
      Long-term capital gain..................      1,893,490      4,747,724
CLASS C
Distributions paid from:
      Ordinary income.........................             --        100,078
      Long-term capital gain..................        143,177        371,731
CLASS I
Distributions paid from:
      Ordinary income.........................             --        295,483
      Long-term capital gain..................            421      1,113,381
CLASS R4*
Distributions paid from:
      Ordinary income.........................             --         11,162
      Long-term capital gain..................        137,066         41,834

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $        --
Accumulated long-term gain (loss)..........................    $12,144,662
Unrealized appreciation (depreciation).....................    $31,236,758

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  33

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Small Cap Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $259,546 for the year ended May 31, 2007.

--------------------------------------------------------------------------------

 34 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $6,651 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  35

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency agreement was revised from an account-based fee for Class Y to asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006. this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $265,281 for Class A, $43,380 for Class B and $451 for Class C for the year ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 36 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

For the year ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.32% for Class A, 2.09% for Class B, 2.09% for Class C, 0.97% for Class I and 1.15% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $385,410, $65,787, $4,909 and $4,335, respectively, and the management fees waived at the Fund level were $392,634. Under an agreement, which was effective until May 31, 2007, the Investment Manager and its affiliates agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.40% for Class A, 2.17% for Class B, 2.17% for Class C, 1.05% for Class I and 1.23% for Class R4 of the Fund's average daily net assets. Effective June 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.34% for Class A, 2.10% for Class B, 2.10% for Class C, 0.93% for Class I and 1.23% for Class R4 of the Fund's average daily net assets.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $24,762 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $48,789 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $229,395,452 and $339,626,209, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $568 for the year ended May 31, 2007.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  37

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MAY 31, 2007
                           CLASS A      CLASS B     CLASS C     CLASS I     CLASS R4*
-------------------------------------------------------------------------------------
Sold                       3,814,301      510,579     49,323       53,523    111,202
Issued for reinvested
 distributions             1,772,896      324,791     24,760           --     22,464
Redeemed                 (15,296,865)  (4,507,413)  (249,755)  (2,304,710)  (166,668)
-------------------------------------------------------------------------------------
Net increase (decrease)   (9,709,668)  (3,672,043)  (175,672)  (2,251,187)   (33,002)
-------------------------------------------------------------------------------------

                                           YEAR ENDED MAY 31, 2006
                           CLASS A      CLASS B     CLASS C     CLASS I    CLASS R4*
------------------------------------------------------------------------------------
Sold                       9,449,816    2,482,230    165,490     968,562     87,674
Fund merger               24,229,678    1,510,416      4,944          --    527,932
Issued for reinvested
 distributions             2,878,594    1,030,975     80,714     233,241      8,567
Redeemed                  (7,480,386)  (2,751,904)  (217,037)   (151,014)   (23,804)
------------------------------------------------------------------------------------
Net increase (decrease)   29,077,702    2,271,717     34,111   1,050,789    600,369
------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed R4.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2007, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                         CURRENCY TO         CURRENCY TO BE         UNREALIZED      UNREALIZED
EXCHANGE DATE            BE DELIVERED           RECEIVED           APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------
June 1, 2007                   7,906                      5,874        $ --             $2
                         U.S. Dollar     European Monetary Unit
June 4, 2007                  22,299                     16,614          55             --
                         U.S. Dollar     European Monetary Unit
June 5, 2007                 175,693                    130,641          84             --
                         U.S. Dollar     European Monetary Unit
-----------------------------------------------------------------------------------------------
Total                                                                  $139             $2
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 38 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2007, securities valued at $6,655,257 were on loan to brokers. For collateral, the Fund received $7,020,513 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $155,071 for the year ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  39

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

9. FUND MERGER

At the close of business on March 10, 2006, RiverSource Small Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource Discovery Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Small Cap Equity Fund immediately before the acquisition were $232,843,921 and the combined net assets immediately after the acquisition were $392,974,240.

The merger was accomplished by a tax-free exchange of 15,913,149 shares of RiverSource Discovery Fund valued at $160,130,319.

In exchange for the RiverSource Discovery Fund shares and net assets, RiverSource Small Cap Equity Fund issued the following number of shares:

                                                                  SHARES
--------------------------------------------------------------------------
Class A.....................................................    24,229,678
Class B.....................................................     1,510,416
Class C.....................................................         4,944
Class Y.....................................................       527,932

RiverSource Discovery Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

--------------------------------------------------------------------------------

 40 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

                              TOTAL                                                               TEMPORARY
                               NET                             UNREALIZED     ACCUMULATED NET    BOOK-TO-TAX
                              ASSETS         CAPITAL STOCK    APPRECIATION     REALIZED LOSS     DIFFERENCE
------------------------------------------------------------------------------------------------------------
RiverSource Discovery
Fund                       $160,130,319      $188,437,875     $25,941,715      $(53,530,440)      $(718,831)

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $28,072,092 at May 31, 2007 that if not offset by capital gains will expire in 2010. This capital loss carry-over was acquired in connection with the RiverSource Discovery Fund merger (Note 9). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  41

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

 42 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  43

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.01          $5.81          $5.63          $4.40          $4.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)          (.04)          (.04)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.05            .98            .86           1.32           (.42)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.02            .94            .82           1.29           (.44)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.24)          (.74)          (.64)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.79          $6.01          $5.81          $5.63          $4.40
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $275           $302           $123            $92            $45
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c),(d)                    1.32%          1.51%          1.55%          1.54%          1.55%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.50%)         (.74%)         (.84%)         (.80%)         (.79%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          70%            88%            88%           139%            94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          17.57%         16.60%         14.62%         29.45%         (9.09%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.58%, 1.76%, 1.81%, 1.91% and 2.36% for the years ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.79          $5.66          $5.54          $4.36          $4.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.08)          (.09)          (.08)          (.07)          (.04)
Net gains (losses) (both realized and
 unrealized)                               1.00            .96            .84           1.31           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .92            .87            .76           1.24           (.48)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.24)          (.74)          (.64)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.47          $5.79          $5.66          $5.54          $4.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $44            $60            $46            $41            $21
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c),(d)                    2.09%          2.29%          2.31%          2.31%          2.31%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.27%)        (1.53%)        (1.60%)        (1.56%)        (1.55%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          70%            88%            88%           139%            94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          16.49%         15.76%         13.73%         28.57%         (9.92%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.35%, 2.54%, 2.58%, 2.67% and 3.12% for the years ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.78          $5.65          $5.53          $4.35          $4.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.08)          (.09)          (.09)          (.07)          (.04)
Net gains (losses) (both realized and
 unrealized)                               1.00            .96            .85           1.31           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .92            .87            .76           1.24           (.48)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.24)          (.74)          (.64)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.46          $5.78          $5.65          $5.53          $4.35
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $3             $4             $4             $4             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c),(d)                    2.09%          2.29%          2.31%          2.30%          2.31%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.26%)        (1.53%)        (1.60%)        (1.55%)        (1.54%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          70%            88%            88%           139%            94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          16.52%         15.78%         13.74%         28.64%         (9.94%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.34%, 2.54%, 2.57%, 2.67% and 3.12% for the years ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $6.09          $5.86          $5.66          $5.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --           (.03)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .98           1.00            .87           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .98            .97            .84           (.33)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.24)          (.74)          (.64)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.83          $6.09          $5.86          $5.66
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $14             $7             $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                     .97%          1.24%          1.30%          1.06%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.06%)         (.47%)         (.59%)          .18%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          70%            88%            88%           139%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          16.68%         16.98%         14.89%         (5.51%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.09%, 1.29%, 1.32% and 1.66% for the periods ended May 31, 2007, 2006, 2005 and 2004, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  47

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.07          $5.85          $5.65          $4.41          $4.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)          (.03)          (.04)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.06            .99            .88           1.33           (.41)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.04            .96            .84           1.30           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.24)          (.74)          (.64)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.87          $6.07          $5.85          $5.65          $4.41
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $4             $4            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c),(d)                    1.15%          1.30%          1.37%          1.37%          1.34%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.33%)         (.50%)         (.67%)         (.57%)         (.58%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          70%            88%            88%           139%            94%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          17.72%         16.84%         14.92%         29.61%         (8.88%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.39%, 1.53%, 1.63%, 1.73% and 2.18% for the years ended May 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 48 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Equity Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Equity Fund as of May 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  49

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24409

CLASS B

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24409

CLASS C

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24409

CLASS I

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24409

CLASS R4*

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24409

*Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 50 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard-Partners in
901 S. Marquette Ave.    since 2007         Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 52 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements between RiverSource and each subadviser (collectively, the "Subadvisers") (the "Subadvisory Agreements"), the Subadvisers perform portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  55

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance reflected the interrelationship of particular market conditions with the specific management styles employed by the portfolio management teams of each of the Fund's Subadvisers, and further considered recent in-person meetings with each of the Subadvisers which reinforced the Board's understanding of the Subadviser's specific management styles. Additionally, the Board reviewed the performance of the Subadvisers and the overall "subadvised" strategy. The Board noted, in particular, management's ongoing oversight and monitoring of each Subadviser's investment process and performance.

--------------------------------------------------------------------------------

 56 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to all Funds, including the Fund. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT  57

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 58 RIVERSOURCE SMALL CAP EQUITY FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

     RIVERSOURCE(R) SMALL CAP EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

            This report must be accompanied or preceded by the Fund's current prospectus.
       (RIVERSOURCE RiverSource(R) mutual funds are distributed by RiverSource Distributors, Inc.
       INVESTMENTS and Ameriprise Financial Services, Inc., Members NASD, and managed by
       LOGO) RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.      S-6237 K (7/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
SMALL CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE SMALL CAP VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     14

Fund Expenses Example...............     16

Investments in Securities...........     19

Financial Statements................     26

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     53

Federal Income Tax Information......     54

Board Members and Officers..........     57

Approval of Investment Management
   Services Agreement...............     61

Proxy Voting........................     64

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Consumer Discretionary         Information Technology     Industrials       Financials          Cash & Cash Equivalents(2)
18.3%                                           17.6%           17.1%            14.6%                              12.9%


Materials                       Other(1)
     5.5%                         14.0%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Energy 5.2%, Health Care 4.6%, Utilities 1.7%, Consumer Staples 1.6% and Telecommunication Services 0.9%.
(2) Of the 12.9%, 3.3% is due to security lending activity and 9.6% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Air France-KLM ADR                    1.4%
Plexus                                1.4%
MI Developments Cl A                  1.2%
Semiconductor Mfg Intl ADR            1.2%
Terex                                 1.2%
Dillard's Cl A                        1.2%
Harsco                                1.1%
Genesis HealthCare                    1.1%
American Axle & Mfg Holdings          1.1%
Lear                                  1.1%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                       RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX

          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM        SIZE
  X                        SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

                           YEARS IN INDUSTRY
James McClure, CFA                35
John Harloe, CFA                  31

DONALD SMITH & CO., INC.

                           YEARS IN INDUSTRY
Donald Smith                      38
Richard Greenberg, CFA            27

FRANKLIN PORTFOLIO ASSOCIATES LLC

                           YEARS IN INDUSTRY
John Cone, CFA                    25
Michael Dunn, CFA                 20
Oliver Buckley                    19
Kristin Crawford                  12
Langton Garvin, CFA               12
Patrick Slattery, CFA             12

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                           YEARS IN INDUSTRY
Gary Lisenbee                     34
Samir Sikka                       10

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     ASVAX          06/18/01
Class B                     ASVBX          06/18/01
Class C                     APVCX          06/18/01
Class I                        --          03/04/04
Class R2                    RSVTX          12/11/06
Class R3                    RSVRX          12/11/06
Class R4(1)                 RSGLX          06/18/01
Class R5                    RSCVX          12/11/06
Total net assets                        $987.9 million
Number of holdings                              312

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

--------------------------------------------------------------------------------

 4 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource Small Cap Value Fund Class A
  (excluding sales charge)                             +19.76

Russell 2000(R) Value Index (unmanaged)                +20.28

Lipper Small-Cap Value Funds Index                     +19.33

(see "The Fund's Long-term Performance" for Index descriptions)
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                              NET FUND AND ACQUIRED
                        TOTAL FUND(A)            NET EXPENSES(A)            FUND (UNDERLYING FUND)(B)
Class A                     1.58%                     1.42%                           1.43%
Class B                     2.34%                     2.18%                           2.19%
Class C                     2.34%                     2.18%                           2.19%
Class I                     1.10%                     1.01%                           1.02%
Class R2(c)                 1.90%                     1.81%                           1.82%
Class R3(c)                 1.68%                     1.56%                           1.57%
Class R4(c)                 1.39%                     1.29%                           1.30%
Class R5(c)                 1.15%                     1.06%                           1.07%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.01%), will not exceed 1.41% for Class A, 2.17% for Class B, 2.17% for Class C, 1.00% for Class I, 1.80% for Class R2, 1.55% for Class R3, 1.28% for Class R4 and 1.05% for Class R5.
(b) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is 0.01%.
(c) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. For Class R2, Class R3 and Class R5, expenses are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

                       RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                           SINCE
WITHOUT SALES CHARGE                   1 YEAR     3 YEARS    5 YEARS     INCEPTION
 Class A (inception 6/18/01)           +19.76%    +16.52%     +12.72%     +13.76%
 Class B (inception 6/18/01)           +18.93%    +16.00%     +12.16%     +13.16%
 Class C (inception 6/18/01)           +18.71%    +15.92%     +12.14%     +13.18%
 Class I (inception 3/4/04)            +20.29%    +16.88%        N/A      +14.28%
 Class R2 (inception 12/11/06)            N/A        N/A         N/A      +10.06%*
 Class R3 (inception 12/11/06)            N/A        N/A         N/A      +10.22%*
 Class R4** (inception 6/18/01)        +19.95%    +16.59%     +12.85%     +13.88%
 Class R5 (inception 12/11/06)            N/A        N/A         N/A      +10.39%*

WITH SALES CHARGE
 Class A (inception 6/18/01)           +12.87%    +14.24%     +11.39%     +12.64%
 Class B (inception 6/18/01)           +14.08%    +15.04%     +11.91%     +13.07%
 Class C (inception 6/18/01)           +17.75%    +15.92%     +12.14%     +13.18%

AT JUNE 30, 2007                                                           SINCE
WITHOUT SALES CHARGE                   1 YEAR     3 YEARS    5 YEARS     INCEPTION
 Class A (inception 6/18/01)           +16.34%    +14.16%     +13.34%     +13.19%
 Class B (inception 6/18/01)           +15.39%    +13.59%     +12.81%     +12.58%
 Class C (inception 6/18/01)           +15.37%    +13.57%     +12.79%     +12.63%
 Class I (inception 3/4/04)            +16.74%    +14.54%        N/A      +13.23%
 Class R2 (inception 12/11/06)            N/A        N/A         N/A       +7.89%*
 Class R3 (inception 12/11/06)            N/A        N/A         N/A       +8.06%*
 Class R4** (inception 6/18/01)        +16.38%    +14.24%     +13.49%     +13.31%
 Class R5 (inception 12/11/06)            N/A        N/A         N/A       +8.39%*

WITH SALES CHARGE
 Class A (inception 6/18/01)            +9.64%    +11.93%     +12.01%     +12.08%
 Class B (inception 6/18/01)           +10.69%    +12.64%     +12.56%     +12.58%
 Class C (inception 6/18/01)           +14.43%    +13.57%     +12.79%     +12.63%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Small Cap Value Fund increased 19.76% (Class A shares excluding sales charge) for the 12 months ended May 31, 2007. The Fund underperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which returned 20.28%. The Fund outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which increased 19.33% for the period. RiverSource Small Cap Value Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small-company value stocks. The goal is to provide long-term capital appreciation.

As of May 31, 2007, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 23%, Donald Smith & Co., Inc. (Donald Smith) managed approximately 23%, Franklin Portfolio Associates LLC (Franklin Portfolio Associates) managed approximately 23%, and Metropolitan West Capital Management, LLC (MetWest Capital) managed approximately 31% of the Fund's assets.

Q: What factors affected performance for your portion of the Fund during the annual period?

   BARROW HANLEY: Within our segment of the portfolio, results within the materials, industrials and information technology sectors lagged the Russell Index.

   Although one of the portfolio's two holdings in the materials sector, Century Aluminum, was a top performer, the overall return in the materials sector lagged that of the Russell Index. Within the industrials sector, the portfolio benefited from a weighting that was larger than that of the Russell Index and from the very strong return of Terex, a manufacturer of construction and mining equipment. However, overall results in the industrials sector were hampered by declines in industrial identification products maker Brady, which we sold, and sewer and water system products maker Insituform Technologies.

   The combination of stock selection and a larger-than-Russell Index weighting in the information technology sector detracted from return. However, within the sector, MAXIMUS, which provides training and education services to government agencies and commercial customers, delivered substantial gains.

--------------------------------------------------------------------------------

                       RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   IT HAS BEEN CHALLENGING TO FIND GOOD VALUE IN THE FINANCIALS SECTOR AND, ACCORDINGLY, THE PORTFOLIO HAS SUBSTANTIALLY LESS EXPOSURE TO THE SECTOR THAN THE RUSSELL INDEX.

                                                    -- BARROW HANLEY
   Positioning in the financials and consumer discretionary sectors had a positive impact on performance. It has been challenging to find good value in the financials sector and, accordingly, the portfolio has substantially less exposure to the sector than the Russell Index. This underweight was advantageous as the financials sector was the weakest performing Russell Index sector for the year.

   Stock selection in the consumer discretionary sector contributed positively to performance. The Fund held two stocks, auto parts company Lear and discount retailer Dollar General, that were bought out by private equity for a premium during the period and the Fund benefited as a result. Two other holdings, autos parts manufacturer American Axle & Manufacturing Holdings and retailer Men's Wearhouse delivered strong results.

   DONALD SMITH: The most significant outperformer for the fiscal year was Air France-KLM in our portion of the Fund. Metal stocks USEC and AK Steel, retailer Dillard's and electric utility Reliant Energy also performed very well. Two takeover targets, Genesis Healthcare and Royal Group Technologies, a building products company, received substantial acquisition premiums. Stocks that experienced the largest declines were transportation company Sea Containers, Alaska Air Group, technology stocks Spansion and Hutchinson Technology and Quanta Capital Holdings, a property and casualty insurer.

   FRANKLIN PORTFOLIO ASSOCIATES: Our segment of the portfolio lagged the Russell Index as a result of bottom-up stock selection. The best performing stock selection themes were those that focused on growth and momentum attributes, while themes that focused on whether a stock is inexpensive relative to its peers were not rewarded by the market.

--------------------------------------------------------------------------------

 8 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Individual contributors and detractors came from a variety of sectors. Within the financial services sector, the declining housing market and the sub-prime loan collapse in the first quarter of 2007 hurt companies exposed to these areas including real estate lender Fremont General and Corus Bankshares. Within information technology, electronic equipment manufacturer Plexus fell sharply when it lowered its earnings guidance.

   On the positive side, nutritional supplement maker NBTY Inc. posted several consecutive quarterly revenue increases. Analysts applauded Jack in the Box restaurants for its product introductions and restaurant strategy. Our segment of the portfolio also benefited from several holdings that were acquired by other firms for premium prices during the period including oil and gas equipment maker Maverick Tube, insurance company Ohio Casualty and broadband Internet service provider CT Communications whose acquisition is pending.

   METWEST CAPITAL: As expected from our bottom-up investment process, security selection was the primary driver of return. Stock selection was strongest relative to the Russell Index in the utilities, information technology and energy sectors.

   In the utilities sector, ITC Holdings and Dynegy were the largest positive contributors to return. Energy transmission company ITC Holdings benefited from continued strong execution of its growth strategy. We sold the Dynegy position in April 2007 as the stock approached our intrinsic value target and growth in market capitalization had moved it into the mid-cap universe.

   Within information technology, Hyperion Solutions and Business Objects were leading contributors. In March 2007, Oracle announced its intent to acquire software company Hyperion Solutions, at a significant premium to its then-current stock price. Business intelligence software and service provider Business Objects fell short of its second quarter earnings estimates due to a delayed product release, but the stock recovered, showing that the market had overreacted to a timing issue rather than a fundamental problem.

--------------------------------------------------------------------------------

                       RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   In the energy group, major contributors included Tsakos Energy Navigation and Oceaneering International. Greece-based Tsakos Energy Navigation continues to effectively execute its niche strategy of providing a modern oil tanker fleet under a conservative yet profitable mix of spot and long-term contracts. After we trimmed the Oceaneering International position near an all-time high in July 2006, the stock sold off on overreaction to weakening natural gas prices, despite the company's limited exposure to the commodity. The stock price subsequently recovered, aided by a strong earnings report.

   On the negative side, stock selection in the telecommunication services and industrials sectors detracted from return. In telecommunication services, cable and telephone service provider General Communication suffered from a short-term reaction to a higher-than-expected forecast for capital expenditures next year. However, in our view, the company has attractive growth opportunities and limited competition. Dobson Communications and Alaska Communications Systems Group also hindered performance and we sold both positions during the period.

   Within the industrials sector, Herley Industries and USA Truck were among the leading detractors. We sold Herley Industries in June 2006 due to emerging legal and regulatory issues that increased the company's risk profile. Investors punished USA Truck's stock for higher insurance and claims expenses after the trucking company settled some outstanding claims. However, we believe this move should enhance its competitive position over the longer term.

Q: What changes did you make to your portion of the Fund and why?

   BARROW HANLEY: Given our methodology, changes to the portfolio stem from finding companies with the potential for high fundamental improvement. Alterations to the portfolio are thus evolutionary in nature. During the last twelve months, we eliminated the following stocks: auto insurer 21st Century Insurance, oil and natural gas exploration and production company Chesapeake Energy, retailer Guitar Center, machinery company Idex, hotel operator Kerzner International, software company Reynolds & Reynolds, commercial services and supplies company Brady Corporation and trucking company Swift Transportation. We added MAXIMUS, American Axle & Manufacturing Holdings, semiconductor firm Brooks Automation, independent oil and natural gas company EXCO Resources and recreational boat dealer MarineMax.

--------------------------------------------------------------------------------

 10 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   DONALD SMITH: As is our typical practice, we sold stocks that had done well and appreciated to a price well in excess of book value. Eliminated stocks included AK Steel, Knight Capital Group, Reliant Energy, Royal Group (which was acquired), Sea Containers, communications equipment company UTStarcom and real estate management company Wellsford Real Properties. Many of the portfolio's new holdings were in the information technology sector where we have found a group of stocks selling around book value, down substantially from their highs, generating free cash flow and having superior balance sheets. New purchases in this category include: Hutchinson Technology, Semiconductor Manufacturing International, Spansion and Tech Data. We also added an energy exploration and production company, Stone Energy, to the portfolio.

   FRANKLIN PORTFOLIO ASSOCIATES: We have not made significant changes in our stock selection model or in the weightings of the underlying factors, which remain equally weighted among growth/momentum and valuation metrics. While we continue to refine and improve the individual ranking models, such changes are gradual.

   METWEST CAPITAL: We repositioned the portfolio in line with our small-cap intrinsic value strategy during the 12-month period. We seek high-quality companies with sustainable business models, typically producing strong free cash flow. Of these companies, we identify those selling at typically more than a 40% discount to our assessment of intrinsic value and having sustainable catalysts to close that valuation gap in approximately three years.

   During the period, acquisitions were announced for 10 companies held in our portion of the Fund, validating our philosophy of investing in high-quality businesses.

   WE SEEK HIGH-QUALITY COMPANIES WITH SUSTAINABLE BUSINESS MODELS, TYPICALLY PRODUCING STRONG FREE CASH FLOW.

                                                  -- METWEST CAPITAL

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  11

QUESTIONS & ANSWERS

Q: How do you intend to manage your portion of the Fund going forward?

   BARROW HANLEY: Almost regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences.

   Our goal is to construct a portfolio of stocks, at any stage of their holding period, that are selling at significant discounts to their fundamental long-term value. Our typical holding period is approximately four years.

   The current portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, is heavily weighted toward beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward improved fundamentals and market values that reflect their prospects. On the margin, however, new selections will generally be even more influenced by company-specific factors and progressively less by the general level of economic activity.

   DONALD SMITH: We believe that our portfolio segment remains attractively valued compared to the Russell Index. The largest industry weighting is in technology, where we have managed to buy a variety of what we believe are inexpensively priced stocks. The market gains during the past year have made it more difficult to find stocks selling below tangible book value. We look to invest more of the portfolio's cash as attractive opportunities become available.

   WE BELIEVE THAT OUR PORTFOLIO SEGMENT REMAINS ATTRACTIVELY VALUED COMPARED TO THE RUSSELL INDEX.

                                                     -- DONALD SMITH
   FRANKLIN PORTFOLIO ASSOCIATES: Our underlying philosophy remains consistent -- we focus on stock selection, and we attempt to control risk in our portion of the portfolio by minimizing the Fund's exposure to sector weights, market capitalization, and other size and style factors. Although the stock characteristics that we emphasize did not outperform the Russell Index during the past year, we remain confident that in the long run, these characteristics will add value to the portfolio.

--------------------------------------------------------------------------------

 12 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   OUR UNDERLYING PHILOSOPHY REMAINS CONSISTENT -- WE FOCUS ON STOCK SELECTION, AND WE ATTEMPT TO CONTROL RISK IN OUR PORTION OF THE PORTFOLIO BY MINIMIZING THE FUND'S EXPOSURE TO SECTOR WEIGHTS, MARKET
   CAPITALIZATION, AND OTHER SIZE AND STYLE FACTORS.

                                    -- FRANKLIN PORTFOLIO ASSOCIATES

   METWESTCAPITAL: We continue to adhere to our bottom-up, fundamentally focused investment process. While broad short-term economic factors such as commodity prices, interest rates and housing prices are in the forefront of the media and the minds of many investors, we continue to focus on businesses we would like the Fund to own for many years. The number of takeovers of small-cap companies that we added to the Fund during the past year provides further validation of our commitment to investing in high-quality businesses. We are working diligently to replace acquired companies with what we believe are great businesses, selling at a significant discount to intrinsic value, with catalysts to move the stock price upward toward fair value over a two- to four-year investment horizon.

   Our portion of the Fund will undoubtedly experience periods of market underperformance, but we are confident that over a complete market cycle, our focus on high-quality businesses within the small-cap universe will add value for Fund shareholders relative to both the Russell Index and the Fund's peers.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  13

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Value Fund Class A shares (from 7/1/01 to 5/31/07)* as compared to the performance of two widely cited performance indices, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

COMPARATIVE RESULTS

Results at May 31, 2007                                                       SINCE
                                          1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE SMALL CAP VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,287    $14,909    $17,149      $20,302
        Average annual total return        +12.87%    +14.24%    +11.39%      +12.64%
RUSSELL 2000 VALUE INDEX(1)
        Cumulative value of $10,000       $12,028    $16,368    $19,809      $21,974
        Average annual total return        +20.28%    +17.85%    +14.65%      +14.23%
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,933    $16,251    $20,307      $22,208
        Average annual total return        +19.33%    +17.57%    +15.22%      +14.44%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 14 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP VALUE FUND LINE GRAPH)

                                                RIVERSOURCE SMALL CAP
                                                 VALUE FUND CLASS A
                                               (INCLUDES SALES CHARGE)    RUSSELL 2000 VALUE INDEX(1)    LIPPER SMALL-CAP VALUE
                                                      ($20,302)                    ($21,974)            FUNDS INDEX(2) ($22,208)
                                               -----------------------    ---------------------------   ------------------------
7/1/01                                                 9425                         10000                       10000
05/02                                                 11159                         11095                       10937
05/03                                                  9770                         10263                       10144
05/04                                                 12833                         13425                       13666
05/05                                                 14411                         15453                       15670
05/06                                                 16952                         18269                       18611
05/07                                                 20302                         21974                       22208

(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 16 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,111.00        $ 7.47           1.42%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.85        $ 7.14           1.42%
 Class B
   Actual(b)                   $1,000         $1,105.40        $11.44(d)        2.18%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.06        $10.95(d)        2.18%
 Class C
   Actual(b)                   $1,000         $1,105.30        $11.44(d)        2.18%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.06        $10.95(d)        2.18%
 Class I
   Actual(b)                   $1,000         $1,112.30        $ 5.42(d)        1.03%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.80        $ 5.19(d)        1.03%
 Class R2
   Actual(c)                      N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.06        $ 8.95(d)        1.78%
 Class R3
   Actual(c)                      N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.30        $ 7.70(d)        1.53%
 Class R4
   Actual(b)                   $1,000         $1,110.20        $ 6.58(d)        1.25%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.70        $ 6.29(d)        1.25%

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  17

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class R5
   Actual(c)                      N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.80        $ 5.19(d)        1.03%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +11.10% for Class A, +10.54% for Class B, +10.53% for Class C, +11.23% for Class I and +11.02% for Class R4.
(c) The actual values and expenses paid are not presented because Class R2, Class R3 and Class R5 do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 2.17% for Class B; 2.17% for Class C; 1.00% for Class I; 1.80% for Class R2; 1.55% for Class R3; 1.28% for Class R4 and 1.05% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2007. If these changes had been in place for the entire six month period ended May 31, 2007, the actual expenses paid would have been $5.32 for Class I and $6.79 for Class R4, the hypothetical expenses paid would have been $5.09 for Class I, $9.10 for Class R2, $7.85 for Class R3, $6.49 for Class R4 and $5.34 for Class R5. For Class B and Class C, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 18 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (89.3%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.6%)
Ceradyne                                             10,400(b)             $702,728
Hexcel                                              149,000(b,d)          3,446,370
Orbital Sciences                                     91,400(b)            1,883,754
                                                                    ---------------
Total                                                                     6,032,852
-----------------------------------------------------------------------------------

AIRLINES (2.5%)
Air France-KLM ADR                                  286,770(c)           14,619,535
Alaska Air Group                                    281,200(b)            8,199,792
ExpressJet Holdings                                  50,000(b)              309,500
SkyWest                                              57,400               1,580,222
                                                                    ---------------
Total                                                                    24,709,049
-----------------------------------------------------------------------------------

AUTO COMPONENTS (4.4%)
Aftermarket Technology                              117,800(b)            3,530,466
American Axle & Mfg Holdings                        378,500              10,908,370
BorgWarner                                           52,200               4,393,152
Cooper Tire & Rubber                                 25,700                 618,599
Lear                                                300,700(b)           10,725,969
Modine Mfg                                           31,200                 733,512
Superior Inds Intl                                  337,100(d)            7,611,718
Visteon                                             569,000(b)            4,603,210
                                                                    ---------------
Total                                                                    43,124,996
-----------------------------------------------------------------------------------

AUTOMOBILES (0.7%)
Thor Inds                                            84,000               3,660,720
Winnebago Inds                                       90,900               2,817,900
                                                                    ---------------
Total                                                                     6,478,620
-----------------------------------------------------------------------------------

BEVERAGES (0.2%)
Boston Beer Cl A                                     47,500(b)            1,819,250
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.4%)
Applera-Celera Group                                114,000(b,g)          1,521,900
BioMarin Pharmaceutical                              86,100(b)            1,536,024
Savient Pharmaceuticals                              50,900(b)              723,798
                                                                    ---------------
Total                                                                     3,781,722
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CAPITAL MARKETS (0.3%)
Knight Capital Group Cl A                           134,800(b)           $2,333,388
SWS Group                                            31,300                 755,582
                                                                    ---------------
Total                                                                     3,088,970
-----------------------------------------------------------------------------------

CHEMICALS (2.4%)
CF Inds Holdings                                     56,400               2,522,772
Landec                                              270,000(b)            3,680,100
Olin                                                 87,900               1,779,096
PolyOne                                           1,002,600(b)            7,148,538
RPM Intl                                            214,000               4,862,080
Sensient Technologies                                41,200               1,072,848
Spartech                                             66,500               1,782,200
Terra Inds                                           47,400(b)              919,086
                                                                    ---------------
Total                                                                    23,766,720
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (6.3%)
1st Source                                           19,800                 518,760
BancFirst                                             8,300                 358,311
Bank of Hawaii                                       88,400               4,730,284
Boston Private Financial Holdings                   204,800               5,797,887
Capitol Bancorp                                      11,700                 337,896
Cathay General Bancorp                              157,000               5,319,160
Chemical Financial                                   16,000                 430,240
Citizens Republic Bancorp                            79,906               1,521,410
City Holding                                         23,100                 880,341
Community Bank System                                84,900               1,745,544
Cullen/Frost Bankers                                 58,002               3,083,966
CVB Financial                                       450,000               5,139,000
First Merchants                                      11,400                 277,590
FirstMerit                                           48,000               1,033,440
Hancock Holding                                      11,500                 454,710
Harleysville Natl                                    18,000                 291,060
Independent Bank                                     40,186                 694,816
Intl Bancshares                                     162,800               4,371,180
Irwin Financial                                      32,200                 511,980
Macatawa Bank                                        10,920                 171,007
Mercantile Bank                                      18,422                 506,421
Natl Penn Bancshares                                 66,160               1,206,758

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
Pacific Capital Bancorp                              63,700              $1,639,638
Park Natl                                             3,500                 305,620
Preferred Bank                                        9,750                 372,158
Prosperity Bancshares                               131,500               4,555,160
S.Y. Bancorp                                         14,800                 369,704
Security Bank                                        33,900                 696,984
Simmons First Natl Cl A                              19,400                 547,274
Sterling Bancshares                                  78,450                 901,391
Sterling Financial                                   34,400               1,040,256
Superior Bancorp                                    326,200(b)            3,323,978
Susquehanna Bancshares                               88,200               1,898,946
Taylor Capital Group                                  7,800                 235,170
UCBH Holdings                                        25,200                 468,972
Umpqua Holdings                                      66,400               1,657,344
United Community Banks                               31,100                 945,129
W Holding                                           919,000(c)            5,045,310
                                                                    ---------------
Total                                                                    63,384,795
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.3%)
ABM Inds                                             23,200                 684,632
Comfort Systems USA                                  83,000               1,162,000
Ennis                                                38,500                 920,150
FTI Consulting                                       65,000(b)            2,410,200
G&K Services Cl A                                    70,000               2,664,900
IKON Office Solutions                               144,300               2,102,451
Navigant Consulting                                 282,200(b)            5,881,048
Pike Electric                                       305,000(b)            6,652,050
Schawk                                              178,600               3,641,654
School Specialty                                    165,700(b)            5,789,558
Spherion                                            151,900(b)            1,496,215
United Stationers                                    93,000(b)            6,239,370
Viad                                                 50,300               2,231,811
Waste Inds USA                                       21,500                 670,585
                                                                    ---------------
Total                                                                    42,546,624
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.7%)
3Com                                              2,046,000(b)            9,575,280
Anaren                                              102,500(b)            1,789,650
ARRIS Group                                          70,400(b)            1,158,080
C-COR                                                39,900(b)              584,136
CommScope                                            27,000(b)            1,477,710
EMS Technologies                                     18,400(b)              374,072
Oplink Communications                                84,000(b)            1,476,720
UTStarcom                                           113,400(b,d)            817,614
                                                                    ---------------
Total                                                                    17,253,262
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (2.4%)
Avid Technology                                     169,000(b,d)         $5,762,900
Brocade Communications Systems                      162,800(b)            1,494,504
Diebold                                             166,200               8,240,196
Electronics for Imaging                             174,000(b)            4,960,740
Hutchinson Technology                               168,400(b)            3,078,352
                                                                    ---------------
Total                                                                    23,536,692
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
EMCOR Group                                           4,500(b)              295,155
Insituform Technologies Cl A                        267,900(b)            5,650,011
Perini                                                9,800(b)              539,000
                                                                    ---------------
Total                                                                     6,484,166
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
Advanta Cl B                                         40,200               2,020,452
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Audiovox Cl A                                        62,200(b)              835,346
Building Materials Holding                           24,700                 378,404
                                                                    ---------------
Total                                                                     1,213,750
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Corinthian Colleges                                 365,000(b)            5,332,650
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Financial Federal                                    68,100               1,851,639
iShares Russell 2000 Value Index Fund                35,000(d)            2,959,600
                                                                    ---------------
Total                                                                     4,811,239
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Alaska Communications Systems Group                 119,000               1,877,820
CT Communications                                    50,400               1,582,056
General Communication Cl A                          386,000(b)            5,114,500
                                                                    ---------------
Total                                                                     8,574,376
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRIC UTILITIES (0.6%)
El Paso Electric                                     14,100(b)             $383,661
ITC Holdings                                         75,000               3,255,000
MGE Energy                                           37,500               1,272,000
Unisource Energy                                     15,600                 569,868
                                                                    ---------------
Total                                                                     5,480,529
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.2%)
AMETEK                                              117,200               4,423,128
Belden                                                6,500                 372,190
GrafTech Intl                                        82,200(b)            1,272,456
Regal-Beloit                                        206,300              10,028,243
Roper Inds                                           83,000               4,843,880
Thomas & Betts                                       12,600(b)              731,052
                                                                    ---------------
Total                                                                    21,670,949
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5.2%)
Anixter Intl                                          5,300(b)              391,458
Benchmark Electronics                               212,400(b)            4,696,164
Coherent                                            134,499(b)            4,172,159
CTS                                                  35,900                 431,518
Insight Enterprises                                  52,800(b)            1,170,048
Littelfuse                                          201,800(b)            8,088,144
Mercury Computer Systems                            247,900(b)            3,227,658
Newport                                              65,800(b)              981,736
Plexus                                              658,797(b)           14,500,122
ScanSource                                           30,300(b)              878,094
SYNNEX                                               33,000(b)              675,840
Tech Data                                           150,000(b)            5,529,000
Vishay Intertechnology                              437,400(b)            7,794,468
                                                                    ---------------
Total                                                                    52,536,409
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.6%)
Input/Output                                         46,700(b)              748,601
Oceaneering Intl                                    126,000(b)            6,305,040
Oil States Intl                                      63,400(b)            2,468,162
TETRA Technologies                                  165,000(b)            4,608,450
Trico Marine Services                                43,800(b)            1,844,418
                                                                    ---------------
Total                                                                    15,974,671
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Ingles Markets Cl A                                  39,100               1,395,479
Performance Food Group                              112,800(b)            4,004,400
                                                                    ---------------
Total                                                                     5,399,879
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

FOOD PRODUCTS (0.6%)
Imperial Sugar                                       56,700(d)           $1,611,414
J&J Snack Foods                                     121,000               4,758,930
                                                                    ---------------
Total                                                                     6,370,344
-----------------------------------------------------------------------------------

GAS UTILITIES (0.6%)
Laclede Group                                        36,400               1,134,224
New Jersey Resources                                 94,800               5,193,144
                                                                    ---------------
Total                                                                     6,327,368
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Advanced Medical Optics                             172,000(b,d)          6,037,200
Cooper Companies                                    126,000               6,947,640
ICU Medical                                         122,399(b)            4,914,320
Merit Medical Systems                                16,500(b)              188,925
                                                                    ---------------
Total                                                                    18,088,085
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.3%)
AMERIGROUP                                           48,200(b)            1,229,100
Apria Healthcare Group                               37,400(b)            1,083,104
Chemed                                               71,000               4,757,000
Genesis HealthCare                                  160,936(b)           10,991,929
Gentiva Health Services                              12,700(b)              260,096
Magellan Health Services                            103,314(b)            4,628,467
                                                                    ---------------
Total                                                                    22,949,696
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Jack in the Box                                      33,000(b)            2,523,510
Lodgian                                             516,248(b)            7,841,807
Pinnacle Entertainment                               44,600(b)            1,364,760
Ruby Tuesday                                         59,500               1,640,415
                                                                    ---------------
Total                                                                    13,370,492
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.6%)
American Greetings Cl A                              60,300               1,580,463
Avatar Holdings                                      25,000(b,d)          2,063,250
Champion Enterprises                                596,300(b)            6,779,931
Helen of Troy                                       184,300(b,c)          5,031,390
                                                                    ---------------
Total                                                                    15,455,034
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (--%)
Sequa Cl A                                            4,100(b)              451,000
-----------------------------------------------------------------------------------

INSURANCE (2.9%)
American Natl Insurance                              27,300               3,929,562
American Physicians Capital                          49,050(b)            2,005,164
Commerce Group                                       68,800               2,345,392

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Horace Mann Educators                                15,800                $352,656
Odyssey Re Holdings                                  46,700               2,002,496
Ohio Casualty                                        41,100               1,769,766
Phoenix Companies                                   145,400               2,288,596
Presidential Life                                    11,400                 208,164
Quanta Capital Holdings                           1,317,600(b,c)          2,674,728
RLI                                                  16,700                 959,415
Safety Insurance Group                               12,900                 537,156
Selective Insurance Group                           176,000               4,817,120
StanCorp Financial Group                             90,000               4,577,400
                                                                    ---------------
Total                                                                    28,467,615
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
FTD Group                                            57,000               1,010,610
Systemax                                             39,600(d)              861,300
                                                                    ---------------
Total                                                                     1,871,910
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.5%)
Interwoven                                          115,100(b)            1,724,198
RealNetworks                                        115,700(b)              979,979
Vignette                                            111,100(b)            2,067,571
                                                                    ---------------
Total                                                                     4,771,748
-----------------------------------------------------------------------------------

IT SERVICES (2.4%)
CACI Intl Cl A                                      103,000(b)            5,309,650
Ciber                                                60,200(b)              536,382
MAXIMUS                                             200,600               8,669,932
MPS Group                                           121,300(b)            1,667,875
Sykes Enterprises                                   101,400(b)            1,975,272
Unisys                                              630,000(b)            5,241,600
                                                                    ---------------
Total                                                                    23,400,711
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (2.3%)
Arctic Cat                                           39,000                 746,460
Brunswick                                           155,900               5,367,637
Head                                                755,200(b,c)          3,035,904
K2                                                  326,500(b)            4,982,390
MarineMax                                           203,300(b)            4,224,574
Nautilus                                             28,600                 368,368
RC2                                                  92,500(b)            4,156,950
                                                                    ---------------
Total                                                                    22,882,283
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MACHINERY (4.8%)
Federal Signal                                       25,900                $423,206
Flowserve                                           120,800               8,384,728
FreightCar America                                   14,700                 726,621
Harsco                                              207,900              11,072,754
Kaydon                                              200,300               9,664,475
Mueller Inds                                         21,300                 745,287
Terex                                               143,000(b)           12,122,110
Watts Water Technologies Cl A                       104,000               3,941,600
                                                                    ---------------
Total                                                                    47,080,781
-----------------------------------------------------------------------------------

MARINE (0.7%)
Horizon Lines Cl A                                   19,400                 668,912
Kirby                                               156,700(b)            6,271,134
                                                                    ---------------
Total                                                                     6,940,046
-----------------------------------------------------------------------------------

MEDIA (1.9%)
Belo Cl A                                           114,200               2,538,666
Central European Media Enterprises Series A          50,600(b,c)          4,416,368
Interactive Data                                      8,800                 255,464
Lakes Entertainment                                  84,900(b)              967,860
Marvel Entertainment                                 28,900(b)              797,929
Media General Cl A                                   21,100                 769,095
Mediacom Communications Cl A                         60,500(b)              565,070
RCN                                                   9,300(b)              261,795
Valassis Communications                             449,500(b)            8,050,545
                                                                    ---------------
Total                                                                    18,622,792
-----------------------------------------------------------------------------------

METALS & MINING (2.5%)
Century Aluminum                                    178,600(b)           10,062,324
Chaparral Steel                                      11,400                 834,480
Cleveland-Cliffs                                     30,600               2,701,674
Steel Dynamics                                       43,700               2,049,530
Stillwater Mining                                   695,800(b)            8,836,660
                                                                    ---------------
Total                                                                    24,484,668
-----------------------------------------------------------------------------------

MULTILINE RETAIL (2.5%)
Big Lots                                             49,300(b)            1,552,950
Dillard's Cl A                                      324,600              11,782,980
Dollar General                                      391,900               8,480,716
Fred's                                              192,000               2,760,960
                                                                    ---------------
Total                                                                    24,577,606
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MULTI-UTILITIES (0.5%)
Avista                                               60,600              $1,419,252
CH Energy Group                                      37,700               1,785,472
PNM Resources                                        72,000               2,124,720
                                                                    ---------------
Total                                                                     5,329,444
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.8%)
Callon Petroleum                                     60,100(b)              856,425
Comstock Resources                                   24,000(b)              728,640
Encore Acquisition                                  179,300(b)            4,939,715
EXCO Resources                                      254,800(b)            4,604,236
Holly                                                10,200                 714,918
Quicksilver Resources                               138,000(b,d)          6,139,620
Stone Energy                                        155,200(b)            5,064,176
Swift Energy                                         25,800(b)            1,110,174
Tsakos Energy Navigation                             86,000(c)            5,528,080
USEC                                                237,038(b)            5,475,578
Western Refining                                     50,400               2,477,160
                                                                    ---------------
Total                                                                    37,638,722
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Mercer Intl                                         117,000(b)            1,257,750
Neenah Paper                                        140,000               6,132,000
                                                                    ---------------
Total                                                                     7,389,750
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
NBTY                                                 47,400(b)            2,489,922
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Sciele Pharma                                        78,200(b,d)          1,933,104
ViroPharma                                           15,400(b)              223,146
                                                                    ---------------
Total                                                                     2,156,250
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
Arbor Realty Trust                                   51,000               1,452,990
Ashford Hospitality Trust                           150,500               1,867,705
Capital Trust Cl A                                    9,700                 431,456
Deerfield Triarc Capital                            131,000               2,122,200
DiamondRock Hospitality                              13,200                 276,408
Extra Space Storage                                 115,200               2,063,232
FelCor Lodging Trust                                 81,800               2,142,342
Franklin Street Properties                           58,200               1,117,440
Highland Hospitality                                 46,100                 888,347
Inland Real Estate                                   56,000               1,008,000
Investors Real Estate Trust                          51,900                 558,444
Kite Realty Group Trust                              18,700                 397,562
LaSalle Hotel Properties                             48,700               2,318,120

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Medical Properties Trust                             67,100                $954,833
Nationwide Health Properties                         30,300                 941,421
Natl Retail Properties                               17,800                 431,650
Omega Healthcare Investors                           40,100                 690,121
Ramco-Gershenson Properties Trust                    50,700               1,875,393
Realty Income                                        29,800                 817,116
Redwood Trust                                        11,300                 605,567
Resource Capital                                    101,900               1,627,343
Spirit Finance                                       45,400                 651,944
                                                                    ---------------
Total                                                                    25,239,634
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
MI Developments Cl A                                323,500(c)           12,603,560
-----------------------------------------------------------------------------------

ROAD & RAIL (0.9%)
Covenant Transport Cl A                             114,000(b)            1,284,780
Landstar System                                      65,000               3,162,900
Saia                                                 59,200(b)            1,692,528
USA Truck                                           153,700(b)            2,574,475
                                                                    ---------------
Total                                                                     8,714,683
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Advanced Energy Inds                                 93,100(b)            2,284,674
Brooks Automation                                   378,400(b)            6,693,896
Cirrus Logic                                         45,200(b)              349,848
Integrated Silicon Solution                         587,800(b)            3,344,582
MKS Instruments                                       9,300(b)              253,425
Semiconductor Mfg Intl ADR                        1,746,800(b,c)         12,419,748
Spansion Cl A                                       736,100(b)            8,008,768
                                                                    ---------------
Total                                                                    33,354,941
-----------------------------------------------------------------------------------

SOFTWARE (2.5%)
Business Objects ADR                                160,000(b,c)          6,577,600
Manhattan Associates                                 66,700(b)            1,938,302
Mentor Graphics                                     631,700(b)            9,008,042
MSC.Software                                        365,459(b)            4,845,986
TIBCO Software                                      226,400(b)            2,042,128
                                                                    ---------------
Total                                                                    24,412,058
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (2.2%)
Asbury Automotive Group                              65,800               1,795,024
Books-A-Million                                      34,900                 574,803

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SPECIALTY RETAIL (CONT.)
Borders Group                                        49,224              $1,097,203
Charming Shoppes                                     22,500(b)              280,350
CSK Auto                                             57,900(b)            1,053,780
Dress Barn                                           13,500(b)              311,715
Group 1 Automotive                                  108,000               4,557,600
Haverty Furniture Companies                          71,400                 870,366
Jo-Ann Stores                                        16,900(b)              571,558
Men's Wearhouse                                     185,500               9,894,570
West Marine                                          21,300(b)              317,157
                                                                    ---------------
Total                                                                    21,324,126
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Fossil                                               45,700(b)            1,426,297
Kellwood                                             61,400               1,768,934
K-Swiss Cl A                                          9,300                 269,793
Maidenform Brands                                    29,900(b)              560,326
Skechers USA Cl A                                     6,200(b)              199,020
UniFirst                                            131,000               5,470,560
Wolverine World Wide                                 62,300               1,808,569
                                                                    ---------------
Total                                                                    11,503,499
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.9%)
BankUnited Financial Cl A                            67,100               1,537,932
Corus Bankshares                                     71,500(d)            1,300,585
Federal Agricultural Mtge Cl C                        9,500                 279,205
FirstFed Financial                                   25,900(b,d)          1,669,773
ITLA Capital                                         13,900                 763,666
KNBT Bancorp                                         18,200                 276,094
Ocwen Financial                                      99,500(b)            1,408,920
PFF Bancorp                                           9,800                 294,098
TierOne                                              45,300               1,417,437
Trustco Bank NY                                      16,908                 164,177
                                                                    ---------------
Total                                                                     9,111,887
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Applied Industrial Technologies                      51,600              $1,509,816
Houston Wire & Cable                                 27,800(b)              795,914
Huttig Building Products                            344,000(b)            2,793,280
                                                                    ---------------
Total                                                                     5,099,010
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
USA Mobility                                         26,100                 600,561
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $736,592,110)                                                   $882,102,848
-----------------------------------------------------------------------------------

OTHER (0.4%)
                   ISSUER                         SHARES                   VALUE(A)
Air France-KLM ADR Warrants                         260,700(b,c,f)       $4,392,795
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                              $4,392,795
-----------------------------------------------------------------------------------

MONEY MARKET FUND (13.3%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                131,407,978(h)         $131,407,978
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $131,407,978)                                                   $131,407,978
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $868,000,088)(i)                                              $1,017,903,621
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 7.7% of net assets.

(d) At May 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.4% of net assets. See Note 5 to the financial statements. 9.9% of net assets is the Fund's cash equivalent position.

--------------------------------------------------------------------------------

 24 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2007, is as follows:

                                                         ACQUISITION
SECURITY                                                    DATES            COST
---------------------------------------------------------------------------------
Air France-KLM ADR                                        05-05-04           $--
Warrants

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(i) At May 31, 2007, the cost of securities for federal income tax purposes was $870,497,002 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $178,222,555
Unrealized depreciation                                            (30,815,936)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $147,406,619
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  25

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $736,592,110)         $  886,495,643
   Affiliated money market fund (identified cost
   $131,407,978) (Note 6)                                          131,407,978
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $868,000,088)                                                 1,017,903,621
Cash in bank on demand deposit                                               3
Capital shares receivable                                              184,802
Dividends and accrued interest receivable                              583,225
Receivable for investment securities sold                            4,044,149
------------------------------------------------------------------------------
Total assets                                                     1,022,715,800
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 365,013
Payable for investment securities purchased                             57,904
Payable upon return of securities loaned (Note 5)                   33,898,800
Accrued investment management services fee                              25,163
Accrued distribution fee                                               227,851
Accrued transfer agency fee                                                684
Accrued administrative services fee                                      2,091
Accrued plan administration services fee                                    80
Other accrued expenses                                                 272,485
------------------------------------------------------------------------------
Total liabilities                                                   34,850,071
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $  987,865,729
==============================================================================

--------------------------------------------------------------------------------

 26 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

MAY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    1,526,270
Additional paid-in capital                                         779,165,990
Undistributed net investment income                                    211,954
Accumulated net realized gain (loss)                                57,057,982
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      149,903,533
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $  987,865,729
==============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                         $  682,266,694
                                            Class B                         $  260,475,063
                                            Class C                         $   18,231,415
                                            Class I                         $   26,529,768
                                            Class R2                        $        4,526
                                            Class R3                        $        4,532
                                            Class R4                        $      349,188
                                            Class R5                        $        4,543
Net asset value per share of outstanding
   capital stock:                           Class A shares   104,074,892    $         6.56
                                            Class B shares    41,623,621    $         6.26
                                            Class C shares     2,907,017    $         6.27
                                            Class I shares     3,966,668    $         6.69
                                            Class R2 shares          685    $         6.61
                                            Class R3 shares          685    $         6.62
                                            Class R4 shares       52,748    $         6.62
                                            Class R5 shares          685    $         6.63
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                 $   32,748,616
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  27

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $  8,922,075
Interest                                                           1,758,938
Income distributions from affiliated money market fund (Note
   6)                                                              1,893,442
Fee income from securities lending (Note 5)                          508,040
   Less foreign taxes withheld                                       (66,261)
----------------------------------------------------------------------------
Total income                                                      13,016,234
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 9,159,989
Distribution fee
   Class A                                                         1,670,091
   Class B                                                         2,630,734
   Class C                                                           181,325
   Class R2                                                               10
   Class R3                                                                5
Transfer agency fee
   Class A                                                         1,581,876
   Class B                                                           662,299
   Class C                                                            44,876
   Class R2                                                                1
   Class R3                                                                1
   Class R4                                                              322
   Class R5                                                                1
Service fee -- Class R4                                                  123
Administrative services fees and expenses                            754,675
Plan administration services fee
   Class R2                                                                5
   Class R3                                                                5
   Class R4                                                              345
Compensation of board members                                         18,998
Custodian fees                                                       158,850
Printing and postage                                                 394,700
Registration fees                                                     43,763
Professional fees                                                     28,302
Other                                                                 69,049
----------------------------------------------------------------------------
Total expenses                                                    17,400,345
   Expenses waived/reimbursed by the Investment Manager and
   its affiliates (Note 2)                                        (1,537,308)
----------------------------------------------------------------------------
                                                                  15,863,037
   Earnings and bank fee credits on cash balances (Note 2)           (54,959)
----------------------------------------------------------------------------
Total net expenses                                                15,808,078
----------------------------------------------------------------------------
Investment income (loss) -- net                                   (2,791,844)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 28 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

YEAR ENDED MAY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                113,175,578
   Foreign currency transactions                                         388
   Payment from affiliate (Note 2)                                     7,082
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          113,183,048
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                     62,428,714
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            175,611,762
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $172,819,918
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                          2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   (2,791,844)   $   (3,479,367)
Net realized gain (loss) on investments                   113,183,048       181,873,373
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       62,428,714           988,040
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             172,819,918       179,382,046
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                            (120,411,868)     (103,826,567)
      Class B                                             (48,590,572)      (47,166,712)
      Class C                                              (3,381,147)       (3,028,269)
      Class I                                              (4,666,056)       (1,951,325)
      Class R2                                                   (880)              N/A
      Class R3                                                   (880)              N/A
      Class R4                                                (46,739)          (30,726)
      Class R5                                                   (880)              N/A
---------------------------------------------------------------------------------------
Total distributions                                      (177,099,022)     (156,003,599)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                 86,270,138        90,698,108
   Class B shares                                          18,068,902        21,317,454
   Class C shares                                           1,519,024         1,913,051
   Class I shares                                          13,617,036         5,429,061
   Class R2 shares                                              5,000               N/A
   Class R3 shares                                              5,000               N/A
   Class R4 shares                                            107,533            48,247
   Class R5 shares                                              5,000               N/A
Reinvestment of distributions at net asset value
   Class A shares                                         118,759,818       102,571,027
   Class B shares                                          47,887,092        46,381,202
   Class C shares                                           3,296,187         2,943,852
   Class I shares                                           4,664,140         1,949,775
   Class R4 shares                                             44,171            28,649
Payments for redemptions
   Class A shares                                        (208,234,304)     (271,291,018)
   Class B shares (Note 2)                                (96,170,565)     (126,473,240)
   Class C shares (Note 2)                                 (5,567,375)       (7,351,736)
   Class I shares                                          (4,811,306)       (3,928,203)
   Class R4 shares                                            (48,840)          (77,909)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (20,583,349)     (135,841,680)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   (24,862,453)     (112,463,233)
Net assets at beginning of year                         1,012,728,182     1,125,191,415
---------------------------------------------------------------------------------------
Net assets at end of year                              $  987,865,729    $1,012,728,182
=======================================================================================
Undistributed net investment income                    $      211,954    $      327,324
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front end sales charge or CDSC. At May 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  31

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At May 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2007 was $4,392,795 representing 0.44% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

 32 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  33

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 34 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,676,474 and accumulated net realized gain has been decreased by $2,676,474.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                      2007          2006
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..............................  $24,200,607   $15,977,856
      Long-term capital gain.......................   96,211,261    87,848,711
CLASS B
Distributions paid from:
      Ordinary income..............................    9,764,052     7,254,089
      Long-term capital gain.......................   38,826,520    39,912,623
CLASS C
Distributions paid from:
      Ordinary income..............................      686,188       466,242
      Long-term capital gain.......................    2,694,959     2,562,027
CLASS I
Distributions paid from:
      Ordinary income..............................      937,956       300,209
      Long-term capital gain.......................    3,728,100     1,651,116
CLASS R2*
Distributions paid from:
      Ordinary income..............................          177           N/A
      Long-term capital gain.......................          703           N/A
CLASS R3*
Distributions paid from:
      Ordinary income..............................          177           N/A
      Long-term capital gain.......................          703           N/A
CLASS R4**
Distributions paid from:
      Ordinary income..............................        9,395         4,728
      Long-term capital gain.......................       37,344        25,998
CLASS R5*
Distributions paid from:
      Ordinary income..............................          177           N/A
      Long-term capital gain.......................          703           N/A

 * For the period from Dec. 11, 2006 (inception date) to May 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  35

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 39,048,374
Accumulated long-term gain (loss).........................    $ 20,718,476
Unrealized appreciation (depreciation)....................    $147,406,619

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 36 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $77,314 for the year ended May 31, 2007.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC and Metropolitan West Capital Management, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $12,177 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  37

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent and annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets for Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

--------------------------------------------------------------------------------

 38 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $921,435 for Class A, $224,940 for Class B and $1,245 for Class C for the year ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.42% for Class A, 2.18% for Class B, 2.18% for Class C, 1.05% for Class I, 1.78% for Class R2, 1.53% for Class R3, 1.25% for Class R4 and 1.03% for Class R5. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $785,593, $306,443, $20,805 and $264, respectively, and the management fees waived at the Fund level were $424,203. Under an agreement which was effective until May 31, 2007, the Investment Manager and its affiliates agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.41% for Class A, 2.18% for Class B, 2.18% for Class C, 1.06% for Class I, 1.77% for Class R2, 1.52% for Class R3, 1.24% for Class R4 and 1.02% for Class R5 of the Fund's average daily net assets. Effective June 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class A, 2.17% for Class B, 2.17% for Class C, 1.00% for Class I, 1.80% for Class R2, 1.55% for Class R3, 1.28% for Class R4 and 1.05% for Class R5 of the Fund's average daily net assets.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $54,959 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  39

In addition, the Fund received a one time payment of $7,082 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $526,666,637 and $784,247,210, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MAY 31, 2007
                         CLASS A       CLASS B      CLASS C      CLASS I    CLASS R2*
--------------------------------------------------------------------------------------
Sold                    13,437,956     2,913,172      244,386   2,086,766        685
Issued for reinvested
 distributions          20,128,754     8,475,639      582,365     776,063         --
Redeemed               (32,230,542)  (15,519,191)    (893,921)   (756,775)        --
--------------------------------------------------------------------------------------
Net increase
 (decrease)              1,336,168    (4,130,380)     (67,170)  2,106,054        685
--------------------------------------------------------------------------------------

                        CLASS R3*    CLASS R4**    CLASS R5*
--------------------------------------------------------------------------------------
Sold                           685        16,372          685
Issued for reinvested
 distributions                  --         7,424           --
Redeemed                        --        (7,345)          --
--------------------------------------------------------------------------------------
Net increase
 (decrease)                    685        16,451          685
--------------------------------------------------------------------------------------

                                           YEAR ENDED MAY 31, 2006
                         CLASS A       CLASS B      CLASS C      CLASS I    CLASS R4**
--------------------------------------------------------------------------------------
Sold                    13,233,824     3,199,631      286,641     782,772      7,048
Issued for reinvested
 distributions          16,543,667     7,730,254      489,821     310,474      4,591
Redeemed               (39,799,868)  (19,064,456)  (1,109,011)   (617,306)   (11,086)
--------------------------------------------------------------------------------------
Net increase
 (decrease)            (10,022,377)   (8,134,571)    (332,549)    475,940        553
--------------------------------------------------------------------------------------

 * For the period from Dec. 11, 2006 (inception date) to May 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 40 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2007, securities valued at $32,748,616 were on loan to brokers. For collateral, the Fund received $33,898,800 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $508,040 for the year ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  41

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

--------------------------------------------------------------------------------

 42 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  43

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 44 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,                2007           2006           2005           2004           2003
Net asset value, beginning of period      $6.67          $6.62          $6.62          $5.04          $5.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --           (.01)          (.02)          (.03)          (.03)
Net gains (losses) (both realized and
 unrealized)                               1.17           1.10            .85           1.61           (.69)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.17           1.09            .83           1.58           (.72)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)         (1.04)          (.83)            --           (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.56          $6.67          $6.62          $6.62          $5.04
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $682           $685           $747           $656           $434
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.42%(d)       1.49%          1.51%          1.51%          1.60%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.08%)         (.09%)         (.24%)         (.50%)         (.63%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%            77%            70%            97%            50%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          19.76%         17.63%         12.30%         31.35%        (12.45%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.58% and 1.72% for the year ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  45

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.46          $6.45          $6.50          $4.97          $5.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.06)          (.06)          (.07)          (.06)
Net gains (losses) (both realized and
 unrealized)                               1.13           1.11            .84           1.60           (.69)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.08           1.05            .78           1.53           (.75)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)         (1.04)          (.83)            --           (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.26          $6.46          $6.45          $6.50          $4.97
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $260           $296           $348           $349           $255
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.18%(d)       2.25%          2.28%          2.27%          2.36%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.84%)         (.82%)         (.99%)        (1.25%)        (1.38%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%            77%            70%            97%            50%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          18.93%         17.49%         11.72%         30.78%        (13.06%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.34% and 2.48% for the years ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.48          $6.47          $6.52          $4.99          $5.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.05)          (.07)          (.07)          (.06)
Net gains (losses) (both realized and
 unrealized)                               1.12           1.10            .85           1.60           (.68)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.07           1.05            .78           1.53           (.74)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)         (1.04)          (.83)            --           (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.27          $6.48          $6.47          $6.52          $4.99
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $18            $19            $21            $21            $16
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.18%(d)       2.25%          2.28%          2.27%          2.36%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.80%)         (.82%)         (.99%)        (1.25%)        (1.38%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%            77%            70%            97%            50%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          18.71%         17.46%         11.70%         30.66%        (12.86%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.34% and 2.48% for the years ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  47

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $6.75          $6.68          $6.65          $6.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02            .02             --           (.01)
Net gains (losses) (both realized and
 unrealized)                               1.20           1.09            .86           (.23)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.22           1.11            .86           (.24)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)         (1.04)          (.83)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.69          $6.75          $6.68          $6.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $27            $13             $9             $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.05%(e)       1.00%          1.02%          1.02%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .31%           .38%           .25%          (.04%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%            77%            70%            97%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          20.29%         17.76%         12.74%         (3.48%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.10% for the year ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $7.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net gains (losses) (both realized and
 unrealized)                                .59
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.61
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.78%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.42%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.06%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.90% for the period ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  49

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $7.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01
Net gains (losses) (both realized and
 unrealized)                                .59
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .60
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.62
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.53%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.17%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.22%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.68% for the period ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.71          $6.66          $6.65          $5.06          $5.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01            .01           (.01)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.18           1.08            .85           1.61           (.68)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.19           1.09            .84           1.59           (.70)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)         (1.04)          (.83)            --           (.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                                                    (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.62          $6.71          $6.66          $6.65          $5.06
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.25%(d)       1.30%          1.34%          1.34%          1.40%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .10%           .09%          (.07%)         (.33%)         (.46%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%            77%            70%            97%            50%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          19.95%         17.52%         12.42%         31.42%        (12.10%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.39% and 1.54% for the years ended May 31, 2007 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  51

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $7.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02
Net gains (losses) (both realized and
 unrealized)                                .59
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .61
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.63
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.03%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .33%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          58%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.39%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 1.15% for the period ended May 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007 and the financial highlights for each of the years or periods in the five-year period ended May 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Value Fund as of May 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  53

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

--------------------------------------------------------------------------------

 54 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  55

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.93%
      Dividends Received Deduction for corporations.........          18.32%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25815

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.02607
Total distributions.........................................        $1.28422

*Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 56 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard-Partners in
901 S. Marquette Ave.    since 2007         Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  57

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 58 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  59

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 60 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements between RiverSource and each subadviser (collectively, the "Subadvisers") (the "Subadvisory Agreements"), the Subadvisers perform portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  61

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadvisers and the overall "subadvised" strategy. The Board noted, in particular, management's ongoing oversight and monitoring of each Subadviser's investment process and performance.

--------------------------------------------------------------------------------

 62 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to all Funds, including the Fund. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT  63

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 64 RIVERSOURCE SMALL CAP VALUE FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

     RIVERSOURCE(R) SMALL CAP VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus. RiverSource(R) mutual funds are
                                    distributed by RiverSource Distributors, Inc. and
                                    Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by RiverSource Investments, LLC. These companies
       (RIVERSOURCE INVESTMENTS     are part of Ameriprise Financial, Inc.
       LOGO)                                                                                                        S-6239 K (7/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH. INCOME
IS A SECONDARY OBJECTIVE.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     17

Notes to Financial Statements.......     21

Report of Independent Registered
   Public Accounting Firm...........     38

Federal Income Tax Information......     39

Board Members and Officers..........     41

Approval of Investment Management
   Services Agreement...............     45

Proxy Voting........................     48

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Financials                        19.4%
Consumer Staples                  19.3%
Information Technology            12.0%
Health Care                       11.0%
Industrials                        8.6%
Energy                             7.8%
Other(1)                          21.9%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Materials 5.3%, Utilities 5.0%, Telecommunication Services 4.6%, Consumer Discretionary 3.9% and Cash & Cash Equivalents(2) 3.1%.
(2) Of the 3.1%, 1.4% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                           5.1%
Citigroup                             4.6%
AT&T                                  3.9%
General Electric                      3.5%
Sun Microsystems                      3.4%
American Intl Group                   3.2%
Procter & Gamble                      2.9%
Kraft Foods Cl A                      2.9%
Abbott Laboratories                   2.1%
JPMorgan Chase & Co                   2.1%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                                 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
 X                         LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

LORD, ABBETT & CO. LLC

                             YEARS IN INDUSTRY
Eli Salzmann                        21
Sholom Dinsky, CFA                  40

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AVLAX          06/18/01
Class B                     AVFBX          06/18/01
Class C                     AVUCX          06/18/01
Class I                     AUEIX          03/04/04
Class R4(1)                    --          06/18/01
Total net assets                        $367.5 million
Number of holdings                               77

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

--------------------------------------------------------------------------------

 4 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource Value Fund Class A (excluding sales
  charge)                                              +17.78

Russell 1000(R) Value Index (unmanaged)                +25.58

Lipper Large-Cap Value Funds Index                    +23.44

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.29%                        1.22%
Class B                                           2.06%                        1.98%
Class C                                           2.05%                        1.98%
Class I                                           0.84%                        0.83%
Class R4(b)                                       1.14%                        1.09%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.01%), will not exceed 1.23% for Class A, 1.99% for Class B, 1.99% for Class C, 0.84% for Class I and 1.10% for Class R4.

(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                                 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/18/01)         +17.78%   +12.54%   +9.39%      +6.89%
 Class B (inception 6/18/01)         +17.01%   +11.72%   +8.56%      +6.11%
 Class C (inception 6/18/01)         +17.05%   +11.72%   +8.56%      +6.15%
 Class I (inception 3/4/04)          +18.36%   +13.10%     N/A      +10.79%
 Class R4* (inception 6/18/01)       +18.16%   +12.73%   +9.57%      +7.07%

WITH SALES CHARGE
 Class A (inception 6/18/01)         +11.01%   +10.34%   +8.10%      +5.83%
 Class B (inception 6/18/01)         +12.01%   +10.64%   +8.28%      +5.99%
 Class C (inception 6/18/01)         +16.05%   +11.72%   +8.56%      +6.15%

AT JUNE 30, 2007                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/18/01)         +17.82%   +11.25%   +10.58%     +6.67%
 Class B (inception 6/18/01)         +17.06%   +10.42%    +9.70%     +5.87%
 Class C (inception 6/18/01)         +16.88%   +10.42%    +9.70%     +5.91%
 Class I (inception 3/4/04)          +18.40%   +11.74%      N/A     +10.28%
 Class R4* (inception 6/18/01)       +18.20%   +11.44%   +10.80%     +6.85%

WITH SALES CHARGE
 Class A (inception 6/18/01)         +11.04%    +9.07%    +9.27%     +5.63%
 Class B (inception 6/18/01)         +12.06%    +9.31%    +9.43%     +5.87%
 Class C (inception 6/18/01)         +15.88%   +10.42%    +9.70%     +5.91%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Value Fund gained 17.78% for the 12 months ended May 31, 2007 (Class A shares excluding sales charge), underperforming the Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 25.58% for the period. The Fund also underperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which was up 23.44% for the period.

Lord, Abbett & Co. LLC (Lord Abbett), an independent money management firm, manages the portfolio of RiverSource Value Fund. The Fund seeks long-term capital growth as a primary objective and income as a secondary objective by investing primarily in undervalued stocks of large companies. Below, Lord Abbett discusses the Fund's results and positioning for the annual period.

Q: What factors affected performance for the fiscal year?

A: Stock selection within the materials sector was the largest detractor from the Fund's performance relative to the Russell Index. Within the materials group, Newmont Mining was negatively impacted by a variety of issues related to its gold mines abroad. Stock selection within the consumer discretionary sector hurt performance relative to the Russell Index, as the Fund lacked exposure to McDonald's, a Russell Index holding that generated impressive returns during the one-year period. Stock selection within the health care sector also detracted from performance. Medical equipment supplier Boston Scientific continues to face challenges from its acquisition of Guidant, which has experienced a number of recalls on its defibrillators, while also facing media and industry questions about its drug stent products.

   Adding to the Fund's performance was smaller-than-Russell Index position in the financial services sector, one of the weakest Index segments during the period.

Q: What changes did you make to the portfolio during the period?

A: We continue to focus on the health care sector, but have reduced exposure to pharmaceutical companies with diminished prospects in product pipelines. We also reduced the Fund's overweight in consumer staples, although we continue to hold companies with stable earnings that have the ability to grow their earnings in a slowing economic environment through new products and restructuring.

   The Fund's exposure to technology has increased and is now larger than that of the Russell Index. We selectively added technology companies with what we believe are improving prospects to the portfolio.

--------------------------------------------------------------------------------

                                 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   The financial services sector remains the largest underweight relative to the Russell Index. In particular, we have de-emphasized regional banks because, in general, bank earnings are above normal levels and they face prospects for an upswing in problem loans (from historically low levels). Recent sub-prime mortgage lending issues exemplify this concern.

   WE CONTINUE TO FOCUS ON THE HEALTH CARE SECTOR, BUT HAVE REDUCED EXPOSURE TO PHARMACEUTICAL COMPANIES WITH DIMINISHED PROSPECTS IN PRODUCT PIPELINES.


Q: How are you positioning the Fund going forward?

A: While volatility is likely to persist, the economic expansion appears to be intact. However, corporate earnings growth should begin to slow. As a result, companies that demonstrate stable earnings streams, such as those in the consumer staples, health care, and utilities groups, are very attractive to us. Within the Fund, we are maintaining a cautious stance toward economically sensitive sectors such as consumer discretionary and producer durables. Finally, we continue to exercise caution in the financial services sector as deterioration in the credit environment could extend beyond small lenders to larger financial institutions.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 8 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Value Fund Class A shares (from 7/1/01 to 5/31/07)* as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

COMPARATIVE RESULTS

                                                                              SINCE
Results at May 31, 2007                   1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE VALUE FUND (INCLUDES SALES CHARGE)
 Class A  Cumulative value of $10,000     $11,101    $13,434    $14,761       $14,011
        Average annual total return        +11.01%    +10.34%     +8.10%        +5.83%
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000       $12,558    $16,330    $18,028       $17,416
        Average annual total return        +25.58%    +17.76%    +12.51%        +9.83%
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000       $12,344    $15,141    $16,134       $14,961
        Average annual total return        +23.44%    +14.83%    +10.04%        +7.04%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE ???????? FUND LINE GRAPH)

                                               RIVERSOURCE VALUE FUND
                                               CLASS A (INCLUDES SALES    RUSSELL 1000 VALUE INDEX(1)    LIPPER LARGE-CAP VALUE
                                                  CHARGE) ($14,011)                ($17,416)            FUNDS INDEX(2) ($14,961)
                                               -----------------------    ---------------------------   ------------------------
'01                                                      9425                        10000                        10000
'02                                                      8945                         9659                         9272
I03                                                      8222                         8900                         8346
I04                                                      9830                        10664                         9879
I05                                                     10583                        12316                        10870
I06                                                     11896                        13869                        12120
I07                                                     14011                        17416                        14961

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 18, 2001. Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,085.30        $ 6.08           1.17%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.10        $ 5.89           1.17%
 Class B
   Actual(b)                   $1,000         $1,081.70        $10.02(c)        1.93%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.31        $ 9.70(c)        1.93%
 Class C
   Actual(b)                   $1,000         $1,080.30        $ 9.96(c)        1.92%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.36        $ 9.65(c)        1.92%
 Class I
   Actual(b)                   $1,000         $1,087.60        $ 4.01(c)         .77%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.09        $ 3.88(c)         .77%
 Class R4
   Actual(b)                   $1,000         $1,085.50        $ 5.20(c)        1.00%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.95        $ 5.04(c)        1.00%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +8.53% for Class A, +8.17% for Class B, +8.03% for Class C, +8.76% for Class I and +8.55% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.99% for Class B; 1.99% for Class C; 0.84% for Class I and 1.10% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2007. If these changes had been in place for the entire six month period ended May 31, 2007, the actual expenses paid would have been $10.01 for Class C and $5.41 for Class R4, the hypothetical expenses paid would have been $9.70 for Class C and $5.24 for Class R4. For Class B and Class I, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.2%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.8%)
Raytheon                                             68,337              $3,799,537
Rockwell Collins                                     37,700               2,664,259
                                                                    ---------------
Total                                                                     6,463,796
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Goodyear Tire & Rubber                               36,500(b)            1,294,655
-----------------------------------------------------------------------------------

BEVERAGES (5.3%)
Anheuser-Busch Companies                            106,500               5,680,710
Coca-Cola                                           143,900               7,625,261
Coca-Cola Enterprises                               262,534               6,130,169
                                                                    ---------------
Total                                                                    19,436,140
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.5%)
Bank of New York                                    154,940               6,284,366
Charles Schwab                                      136,900               3,076,143
Mellon Financial                                     84,157               3,646,523
                                                                    ---------------
Total                                                                    13,007,032
-----------------------------------------------------------------------------------

CHEMICALS (1.7%)
Monsanto                                             67,378               4,150,485
Praxair                                              29,700               2,022,273
                                                                    ---------------
Total                                                                     6,172,758
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
Marshall & Ilsley                                     1,440                  69,106
Regions Financial                                    69,378               2,474,713
SunTrust Banks                                       17,700               1,580,433
Wells Fargo & Co                                     81,800               2,952,162
                                                                    ---------------
Total                                                                     7,076,414
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Waste Management                                     40,043               1,548,463
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.0%)
Corning                                              75,500(b)            1,887,500
Juniper Networks                                    123,800(b)            3,021,958
QUALCOMM                                             57,700               2,478,215
                                                                    ---------------
Total                                                                     7,387,673
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (5.8%)
Hewlett-Packard                                     161,500              $7,382,165
Intl Business Machines                               14,919               1,590,365
Sun Microsystems                                  2,455,989(b)           12,525,544
                                                                    ---------------
Total                                                                    21,498,074
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.8%)
Citigroup                                           315,600              17,197,044
JPMorgan Chase & Co                                 147,896               7,665,450
                                                                    ---------------
Total                                                                    24,862,494
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
AT&T                                                349,297              14,439,938
Verizon Communications                               67,600               2,942,628
                                                                    ---------------
Total                                                                    17,382,566
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.8%)
FPL Group                                            51,652               3,302,112
PPL                                                  70,485               3,239,491
                                                                    ---------------
Total                                                                     6,541,603
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.5%)
Emerson Electric                                    116,900               5,663,805
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Schlumberger                                         39,349               3,064,107
Smith Intl                                           47,400               2,631,174
                                                                    ---------------
Total                                                                     5,695,281
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (7.0%)
Costco Wholesale                                     17,100                 965,637
CVS Caremark                                        192,900               7,434,366
Kroger                                              223,754               6,784,221
SUPERVALU                                           124,243               5,918,937
Wal-Mart Stores                                      98,390               4,683,364
                                                                    ---------------
Total                                                                    25,786,525
-----------------------------------------------------------------------------------

FOOD PRODUCTS (3.8%)
Archer-Daniels-Midland                               93,300               3,269,232
Kraft Foods Cl A                                    313,651              10,613,950
                                                                    ---------------
Total                                                                    13,883,182
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Baxter Intl                                          64,289              $3,654,187
Boston Scientific                                   166,408(b)            2,607,613
                                                                    ---------------
Total                                                                     6,261,800
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.4%)
Kimberly-Clark                                       24,939               1,769,671
Procter & Gamble                                    169,480              10,770,454
                                                                    ---------------
Total                                                                    12,540,125
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.7%)
3M                                                    7,890                 694,004
General Electric                                    342,022              12,853,187
                                                                    ---------------
Total                                                                    13,547,191
-----------------------------------------------------------------------------------

INSURANCE (5.3%)
American Intl Group                                 167,016              12,081,938
Aon                                                 140,275               6,020,603
Hartford Financial Services Group                    13,977               1,442,007
                                                                    ---------------
Total                                                                    19,544,548
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.6%)
IAC/InterActiveCorp                                 171,300(b)            5,926,980
-----------------------------------------------------------------------------------

IT SERVICES (0.5%)
Automatic Data Processing                            35,320               1,755,404
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
Eaton                                                25,115               2,354,280
-----------------------------------------------------------------------------------

MEDIA (1.5%)
News Corp Cl B                                      102,060               2,411,678
Time Warner                                         150,900               3,224,733
                                                                    ---------------
Total                                                                     5,636,411
-----------------------------------------------------------------------------------

METALS & MINING (2.7%)
Barrick Gold                                        112,765(c,d)          3,284,844
Freeport-McMoRan Copper & Gold                       82,500               6,492,750
                                                                    ---------------
Total                                                                     9,777,594
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Macy's                                               42,061               1,679,496
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MULTI-UTILITIES (3.3%)
Dominion Resources                                   62,300              $5,519,157
PG&E                                                131,528               6,479,069
                                                                    ---------------
Total                                                                    11,998,226
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.3%)
Devon Energy                                         23,800               1,827,364
Exxon Mobil                                         227,480              18,919,511
Spectra Energy                                       96,895               2,580,314
                                                                    ---------------
Total                                                                    23,327,189
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Intl Paper                                           95,967               3,759,027
-----------------------------------------------------------------------------------

PHARMACEUTICALS (9.5%)
Abbott Laboratories                                 138,250               7,790,388
Bristol-Myers Squibb                                164,464               4,984,904
Eli Lilly & Co                                       77,300               4,531,326
Sanofi-Aventis ADR                                   96,397(c,d)          4,636,696
Teva Pharmaceutical Inds ADR                        146,261(c)            5,733,431
Wyeth                                               122,700               7,096,968
                                                                    ---------------
Total                                                                    34,773,713
-----------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Canadian Natl Railway                                 9,400(c)              513,146
Hertz Global Holdings                                95,342(b)            2,019,344
                                                                    ---------------
Total                                                                     2,532,490
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Altera                                               63,700               1,452,997
Intel                                                81,900               1,815,723
Microchip Technology                                 82,000               3,327,560
Taiwan Semiconductor Mfg ADR                        154,100(c)            1,681,231
Texas Instruments                                    83,000               2,934,880
                                                                    ---------------
Total                                                                    11,212,391
-----------------------------------------------------------------------------------

SOFTWARE (0.8%)
Oracle                                              145,700(b)            2,823,666
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.1%)
Fannie Mae                                          119,245               7,622,140
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $306,614,107)                                                   $360,773,132
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  15

MONEY MARKET FUND (3.1%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 11,407,675(f)          $11,407,675
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $11,407,675)                                                     $11,407,675
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $318,021,782)(g)                                                $372,180,807
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 4.3% of net assets.

(d) At May 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.4% of net assets. See Note 5 to the financial statements. 1.7% of net assets is the Fund's cash equivalent position.

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(g) At May 31, 2007, the cost of securities for federal income tax purposes was $319,240,812 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $53,381,050
Unrealized depreciation                                               (441,055)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $52,939,995
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 16 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $306,614,107)         $360,773,132
   Affiliated money market fund (identified cost
   $11,407,675) (Note 6)                                          11,407,675
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $318,021,782)                                                 372,180,807
Cash in bank on demand deposit                                        76,107
Capital shares receivable                                              6,107
Dividends and accrued interest receivable                            494,584
Receivable for investment securities sold                          7,402,286
----------------------------------------------------------------------------
Total assets                                                     380,159,891
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               107,468
Payable for investment securities purchased                        7,131,199
Payable upon return of securities loaned (Note 5)                  5,260,000
Accrued investment management services fee                             7,350
Accrued distribution fee                                              73,700
Accrued transfer agency fee                                              355
Accrued administrative services fee                                      604
Accrued plan administration services fee                                  29
Other accrued expenses                                                79,827
----------------------------------------------------------------------------
Total liabilities                                                 12,660,532
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $367,499,359
============================================================================

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  17

MAY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    652,976
Additional paid-in capital                                       270,136,410
Undistributed net investment income                                1,651,246
Accumulated net realized gain (loss)                              40,899,702
Unrealized appreciation (depreciation) on investments             54,159,025
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $367,499,359
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $211,688,779
                                             Class B                          $ 88,890,354
                                             Class C                          $  6,587,937
                                             Class I                          $ 60,205,362
                                             Class R4                         $    126,927
Net asset value per share of outstanding
   capital stock:                            Class A shares     37,389,078    $       5.66
                                             Class B shares     16,146,970    $       5.51
                                             Class C shares      1,193,612    $       5.52
                                             Class I shares     10,545,615    $       5.71
                                             Class R4 shares        22,309    $       5.69
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                   $  5,128,300
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 8,510,396
Interest                                                            288,433
Income distributions from affiliated money market fund (Note
   6)                                                               283,188
Fee income from securities lending                                   23,259
   Less foreign taxes withheld                                      (29,674)
---------------------------------------------------------------------------
Total income                                                      9,075,602
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                2,884,225
Distribution fee
   Class A                                                          543,221
   Class B                                                          939,804
   Class C                                                           68,182
Transfer agency fee
   Class A                                                          439,551
   Class B                                                          203,037
   Class C                                                           14,379
   Class R4                                                             143
Service fee -- Class R4                                                  66
Administrative services fees and expenses                           239,524
Plan administration services fee -- Class R4                            147
Compensation of board members                                         7,768
Custodian fees                                                       75,090
Printing and postage                                                 64,165
Registration fees                                                    44,000
Professional fees                                                    24,569
Other                                                                18,602
---------------------------------------------------------------------------
Total expenses                                                    5,566,473
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (225,899)
---------------------------------------------------------------------------
                                                                  5,340,574
   Earnings and bank fee credits on cash balances (Note 2)          (21,190)
---------------------------------------------------------------------------
Total net expenses                                                5,319,384
---------------------------------------------------------------------------
Investment income (loss) -- net                                   3,756,218
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                65,393,736
   Payment from affiliate (Note 2)                                    3,584
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          65,397,320
Net change in unrealized appreciation (depreciation) on
   investments                                                   (4,457,241)
---------------------------------------------------------------------------
Net gain (loss) on investments                                   60,940,079
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $64,696,297
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                            2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  3,756,218    $   3,161,579
Net realized gain (loss) on investments                     65,397,320       44,708,188
Net change in unrealized appreciation (depreciation) on
   investments                                              (4,457,241)       4,224,875
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               64,696,297       52,094,642
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (2,621,795)      (1,331,261)
      Class B                                                 (323,363)              --
      Class C                                                  (26,882)              --
      Class I                                               (1,259,994)        (671,792)
      Class R4                                                  (1,804)            (695)
   Net realized gain
      Class A                                              (21,934,191)     (24,495,987)
      Class B                                               (9,650,623)     (12,485,323)
      Class C                                                 (703,907)        (866,694)
      Class I                                               (7,790,702)      (6,936,572)
      Class R4                                                 (12,825)         (10,721)
---------------------------------------------------------------------------------------
Total distributions                                        (44,326,086)     (46,799,045)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  17,996,851       28,046,358
   Class B shares                                            4,124,148        7,310,129
   Class C shares                                              485,563          677,479
   Class I shares                                           14,671,458       32,832,716
   Class R4 shares                                               4,000            5,000
Reinvestment of distributions at net asset value
   Class A shares                                           24,148,404       25,413,919
   Class B shares                                            9,852,057       12,307,413
   Class C shares                                              695,151          842,988
   Class I shares                                            9,050,053        7,607,783
   Class R4 shares                                              13,283           10,212
Payments for redemptions
   Class A shares                                          (63,395,028)    (102,023,150)
   Class B shares (Note 2)                                 (35,659,430)     (60,497,822)
   Class C shares (Note 2)                                  (2,087,352)      (3,582,703)
   Class I shares                                          (55,294,600)      (1,439,503)
   Class R4 shares                                             (15,148)         (58,853)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (75,410,590)     (52,548,034)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (55,040,379)     (47,252,437)
Net assets at beginning of year                            422,539,738      469,792,175
---------------------------------------------------------------------------------------
Net assets at end of year                                 $367,499,359    $ 422,539,738
=======================================================================================
Undistributed net investment income                       $  1,651,246    $   2,125,282
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  21

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 22 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  23

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,584 and accumulated net realized gain has been decreased by $3,584.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                   2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $ 2,621,795    $ 1,924,683
      Long-term capital gain..................     21,934,191     23,902,565
CLASS B
Distributions paid from:
      Ordinary income.........................        323,363        302,930
      Long-term capital gain..................      9,650,623     12,182,393
CLASS C
Distributions paid from:
      Ordinary income.........................         26,882         23,018
      Long-term capital gain..................        703,907        843,676

--------------------------------------------------------------------------------

 24 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

YEAR ENDED MAY 31,                                   2007           2006
----------------------------------------------------------------------------
CLASS I
Distributions paid from:
      Ordinary income.........................    $ 1,259,994    $   839,832
      Long-term capital gain..................      7,790,702      6,768,532
CLASS R4*
Distributions paid from:
      Ordinary income.........................          1,804            955
      Long-term capital gain..................         12,825         10,461

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $ 5,865,293
Accumulated long-term gain (loss)..........................    $37,904,685
Unrealized appreciation (depreciation).....................    $52,939,995

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  25

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $29,980 for the year ended May 31, 2007.

The Investment Manager has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $6,661 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

--------------------------------------------------------------------------------

 26 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% for Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006 under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $181,871 for Class A, $85,515 for Class B and $286 for Class C for the year ended May 31, 2007.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  27

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.22% for Class A, 1.99% for Class B, 1.98% for Class C and 1.05% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $154,251, $66,716, $4,840 and $92, respectively. Under an agreement which was effective until May 31, 2007, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.23% for Class A, 2.00% for Class B, 2.00% for Class C, 0.88% for Class I and 1.06% for Class R4 of the Fund's daily net assets. Effective June 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.23% for Class A, 1.99% for Class B, 1.99% for Class C, 0.84% for Class I and 1.10% for Class R4 of the Fund's average daily net assets.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $21,190 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $3,584 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $302,479,297 and $413,461,788, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 28 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MAY 31, 2007
                          CLASS A       CLASS B     CLASS C     CLASS I     CLASS R4*
-------------------------------------------------------------------------------------
Sold                      3,328,764       770,235     90,619    2,649,001        696
Issued for reinvested
 distributions            4,522,173     1,890,990    133,171    1,685,298      2,478
Redeemed                (11,528,629)   (6,726,682)  (388,656)  (9,867,033)    (2,758)
-------------------------------------------------------------------------------------
Net increase
 (decrease)              (3,677,692)   (4,065,457)  (164,866)  (5,532,734)       416
-------------------------------------------------------------------------------------

                                           YEAR ENDED MAY 31, 2006
                           CLASS A       CLASS B     CLASS C     CLASS I    CLASS R4*
-------------------------------------------------------------------------------------
Sold                       5,127,418     1,372,669    127,671   5,980,958        929
Issued for reinvested
 distributions             4,944,341     2,451,676    167,592   1,471,525      1,979
Redeemed                 (18,762,180)  (11,380,865)  (675,955)   (268,311)   (10,528)
-------------------------------------------------------------------------------------
Net increase (decrease)   (8,690,421)   (7,556,520)  (380,692)  7,184,172     (7,620)
-------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2007, securities valued at $5,128,300 were on loan to brokers. For collateral, the Fund received $5,260,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $23,259 for the year ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  29

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

--------------------------------------------------------------------------------

 30 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  31

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 32 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,                2007           2006           2005           2004           2003
Net asset value, beginning of period      $5.40          $5.36          $5.00          $4.19          $4.56
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06            .04            .02            .01            .01
Net gains (losses) (both realized and
 unrealized)                                .86            .60            .36            .81           (.38)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .92            .64            .38            .82           (.37)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.04)          (.02)          (.01)            --
Tax return of capital                      (.59)          (.56)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.66)          (.60)          (.02)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.66          $5.40          $5.36          $5.00          $4.19
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $212           $222           $267           $248           $185
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net asset(b),(c)                         1.22%(d)       1.26%          1.29%          1.37%(d)       1.34%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.06%           .85%           .72%           .37%           .51%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          77%            46%            40%            34%            46%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          17.78%         12.41%          7.66%         19.56%         (8.09%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.29%, 1.38% and 1.42% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  33

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.26          $5.25          $4.91          $4.14          $4.54
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02            .01           (.02)          (.01)          (.01)
Net gains (losses) (both realized and
 unrealized)                                .84            .56            .36            .78           (.39)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .86            .57            .34            .77           (.40)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)            --             --             --             --
Distributions from realized gains          (.59)          (.56)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.56)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.51          $5.26          $5.25          $4.91          $4.14
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $89           $106           $146           $154           $121
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.99%(d)       2.02%          2.06%          2.13%(d)       2.11%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .29%           .08%          (.06%)         (.40%)         (.27%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          77%            46%            40%            34%            46%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          17.01%         11.46%          6.92%         18.60%         (8.81%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.06%, 2.14% and 2.18% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 34 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.27          $5.26          $4.92          $4.15          $4.55
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02            .01           (.02)          (.01)          (.01)
Net gains (losses) (both realized and
 unrealized)                                .84            .56            .36            .78           (.39)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .86            .57            .34            .77           (.40)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)            --             --             --             --
Distributions from realized gains          (.59)          (.56)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.56)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.52          $5.27          $5.26          $4.92          $4.15
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7             $7             $9             $9             $7
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.98%(d)       2.02%          2.05%          2.13%(d)       2.11%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .29%           .12%          (.05%)         (.39%)         (.26%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          77%            46%            40%            34%            46%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          17.05%         11.44%          6.91%         18.55%         (8.79%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.05%, 2.14% and 2.18% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  35

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $5.44          $5.40          $5.02          $5.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08            .07            .04            .03
Net gains (losses) (both realized and
 unrealized)                                .88            .59            .38           (.22)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .96            .66            .42           (.19)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)          (.06)          (.04)            --
Distributions from realized gains          (.59)          (.56)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.62)          (.04)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.71          $5.44          $5.40          $5.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $60            $87            $48             $8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .84%           .80%           .85%           .93%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.44%          1.34%          1.24%          1.12%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          77%            46%            40%            34%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          18.36%         12.81%          8.36%         (3.65%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.42          $5.38          $5.02          $4.21          $4.57
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07            .05            .03            .02            .02
Net gains (losses) (both realized and
 unrealized)                                .87            .59            .36            .80           (.38)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .94            .64            .39            .82           (.36)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.04)          (.03)          (.01)            --
Distributions from realized gains          (.59)          (.56)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.67)          (.60)          (.03)          (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.69          $5.42          $5.38          $5.02          $4.21
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.05%(d)       1.07%          1.12%          1.19%(d)       1.16%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.23%          1.04%           .90%           .59%           .67%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          77%            46%            40%            34%            46%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          18.16%         12.48%          7.79%         19.59%         (7.84%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.12%, 1.22% and 1.24% for the years ended May 31, 2007, 2004 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Value Fund as of May 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

 38 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          97.77%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.10427

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.55609
Total distributions.........................................        $0.66036

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          97.77%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05354

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.55609
Total distributions.........................................        $0.60963

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          97.77%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05711

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.55609
Total distributions.........................................        $0.61320

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  39

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          97.77%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12918

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.55609
Total distributions.........................................        $0.68527

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          97.77%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.11674

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.55609
Total distributions.........................................        $0.67283

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 40 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard-Partners in
901 S. Marquette Ave.    since 2007         Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  41

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 42 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  43

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement between RiverSource and the subadviser (the "Subadviser") (the "Subadvisory Agreement"), the Subadviser performs portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  45

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadviser: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and the Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and the Subadviser were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved. Additionally, the Board reviewed the performance of the Subadviser and the overall "subadvised" strategy. The Board noted, in particular, management's ongoing oversight and monitoring of the Subadviser's investment process and performance.

--------------------------------------------------------------------------------

 46 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to all Funds, including the Fund. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                                RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT  47

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 48 RIVERSOURCE VALUE FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

     RIVERSOURCE(R) VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus. RiverSource(R) mutual funds are
                                    distributed by RiverSource Distributors, Inc. and Ameriprise
                                    Financial Services, Inc., Members NASD, and managed by
                                    RiverSource Investments, LLC. These companies are part of
   (RIVERSOURCE INVESTMENTS LOGO)   Ameriprise Financial, Inc.                                     S-6238 K (7/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Managers Series, Inc. were as follows:

                       2007 - $163,500;   2006 - $170,100

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Managers Series, Inc. were as follows:

                           2007 - $985;  2006 - $1,124

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for RiverSource Managers Series, Inc. were as follows:

                        2007 - $19,425;   2006 - $19,207

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for RiverSource Managers Series, Inc. were as follows:

                          2007 - $891;   2006 - $4,975

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 and 2006 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2007 - $76,966;   2006 - $77,682

     The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2007 - $56,650;   2006 - $53,500

(h) 100% of the services performed for item (g) above during 2007 and 2006 were pre-approved by the audit committee.

*    2006 represents bills paid 6/1/05 - 5/31/06

2007 represents bills paid 6/1/06 - 5/31/07

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Managers Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date August 3, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal
   Financial Officer

Date August 3, 2007